Exhibit 99.2

Lincoln Statistical Report

                    third  Q U A R T E R

                                2005

This document is dated November 1, 2005. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Financial Group
Statistical Report
Third Quarter
2005

Table of Contents

LFG Analyst Coverage

Notes

Financial Highlights	1 - 6

Ten-Year Summary	7
Quarterly Summary	8

Consolidated Statements of Income	9 - 10

Consolidating Statements of Income from Operations	11 - 12
Five-Year Comparative Balance Sheet	13
Quarterly Balance Sheet	14
Consolidating Balance Sheets	15 - 16

Lincoln Retirement
Income Statement & Operational Data	17 - 18
Account Value Roll Forward	19 - 20
Annuity Account Values	21 - 22

Life Insurance
Income Statements	23 - 24
Operational Data	25
Account Value Roll Forward	26 - 27

Investment Management
Income Statements	28 - 29
Assets Under Management Roll Forward	30 - 31

Lincoln UK
Income Statements	32 - 33
Operational Data	34

Other Operations	35

Restructuring Charges	36

Consolidated
Domestic Retail Deposits / Account Balances	37
Total Domestic Net Flows	37
Assets Managed	38
Investment Data	39
Common Stock / Debt Information	40

ii

NOTES

Definitions and Presentation

"Income from Operations," "Operating Revenue," and "Return on Capital" are non-GAAP financial measures and do not replace GAAP net income (loss) and revenues. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

*	We exclude the after-tax effects of the following items from GAAP net income to arrive at income from operations:

	*	Realized gains and losses on investments and derivatives,
	*	Restructuring charges,
	*	Gains and losses related to reinsurance embedded derivatives/trading account securities,
	*	The cumulative effect of accounting changes,
	*	Reserve changes on business sold through reinsurance net of related deferred gain amortization,
	*	Gains and losses on the sale of subsidiaries and blocks of business,
	*	Loss on early retirement of debt, including subordinated debt

*	Operating revenue represents revenue excluding the following, as applicable:
	*	Realized gains or losses on investments and derivatives,
	*	Gains and losses related to reinsurance embedded derivatives/trading account securities,
	*	Gains and losses on the sale of subsidiaries and blocks of business,
	*	Deferred gain amortization related to reserve changes on business sold through reinsurance,

*
Return on capital measures the effectiveness of LNC's use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders' equity represents the effect of leveraging on LNC's consolidated results.

Income from operations, operating revenue, and return on capital are internal measures used by LNC in the management of its operations. Management believes that these performance measures explain the results of operations of LNC's ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC's current business because the excluded items are either unpredictable and/or not related to decisions regarding the underlying businesses.

*
Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of LNC’s current business. These measures include deposits, sales, net flows, first year premium, inforce, spread, and assets under management.

*
On September 24, 2004, LNC completed the sale of its London-based international investment unit to its management. Certain metrics pages (2, 30A, 31A, 37A, 38A) have been presented excluding the investment assets managed by the London-based international investment unit to provide more consistent comparisons between periods.

*	Certain reclassifications have been made to the prior periods presented to conform to the September 30, 2005 presentation.

Accounting Changes
*
Effective January 1, 2004 LNC Implemented the Statement of Position 03-1, "Accounting and reporting by Insurance Enterprises for certain nontraditional long-duration contracts and for Separate Accounts" ("the SOP"). Among other things, the SOP establishes standards for computing reserves for products with guaranteed benefits such as GMDB and for certain riders for Universal Life contracts. The effects of implementing the SOP, including any related effects on DAC from changes in estimated gross profits resulting from implementing the provisions of the SOP were recorded as a cumulative effect adjustment. The first quarter of 2004 resulted in a cumulative effect adjustment of $24.5 million.

*
Effective January 1, 2003, LNC adopted the fair value recognition method of accounting for its stock option incentive plans under Statement of Financial Accounting Standards ("FAS") No. 123, "Account for Stock-based Compensation" ("FAS 123"). LNC adopted the retroactive restatement method under FAS No. 148, "Accounting for Stock-based Compensation - Transition and Disclosure." As a result, LNC restated 2000, 2001, and 2002 to reflect stock-based compensation cost under the fair value method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 31, 1994. Years prior to 2000 presented in this statistical report have not been restated.

9/30/2005	PAGE 1

Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended September 30				For the Nine Months Ended September 30
	2005	2004			2005	2004
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change
Income from Operations - By Segment
Lincoln Retirement	$136.2	$110.2	$26.0	23.6%	$354.2	$314.1	$40.1	12.8%
Life Insurance	75.1	55.4	19.8	35.7%	218.7	206.3	12.4	6.0%
Investment Management	10.2	12.5	(2.3)	-18.4%	21.4	38.3	(16.9)	-44.1%
Lincoln UK	9.6	10.1	(0.5)	-5.0%	29.9	27.0	2.9	10.8%
Corporate & Other	(2.9)	(9.9)	7.0	70.6%	(4.9)	(50.9)	46.0	90.4%
Total Income from Operations	228.2	178.2	50.0	28.1%	619.3	534.9	84.4	15.8%

Realized gains (losses) on investments and derivatives	(1.1)	(17.9)	16.8	93.7%	(8.4)	(41.6)	33.2	79.7%
Net gain (loss) on reinsurance
derivative/trading account securities	3.5	(3.7)	7.2	192.8%	3.0	0.2	2.8	NM
Gain on sale of subsidiaries/ businesses	-	45.9	(45.9)	-100.0%	9.3	61.5	(52.2)	-84.9%
Reserve development/ amortization of related deferred gain	0.2	0.2			0.6	0.6
Restructuring charges	(1.8)	(2.9)	1.2	39.8%	(18.0)	(13.9)	(4.2)	-30.3%
Cumulative effect of accounting change	-	-	-	NM	-	(24.5)	24.5	100.0%
Net Income	$228.9	$199.7	$29.3	14.7%	$605.7	$517.1	$88.6	17.1%

Earnings per share (diluted)
Income from Operations	$1.30	$1.00	$0.29	28.9%	$3.52	$2.97	$0.54	18.2%

Realized gains (losses) on investments and derivatives	(0.01)	(0.10)	0.09	90.0%	(0.05)	(0.21)	0.16	76.2%
Net gain (loss) on reinsurance
derivative/trading account securities	0.02	(0.02)	0.04	200.0%	0.02	-	0.02	100.0%
Gain on sale of subsidiaries/ businesses	-	0.26	(0.26)	-100.0%	0.05	0.34	(0.29)	-85.3%
Restructuring charges	(0.01)	(0.02)	0.01	50.0%	(0.10)	(0.08)	(0.02)	-25.0%
Cumulative effect of accounting change	-	-	-	NM	-	(0.14)	0.14	100.0%
Net Income	$1.30	$1.12	$0.18	16.1%	$3.44	$2.88	$0.56	19.4%

Operating Revenue- By Segment
Lincoln Retirement	$573.1	$526.2	$46.9	8.9%	$1,684.7	$1,588.7	$96.0	6.0%
Life Insurance	492.4	481.1	11.4	2.4%	1,473.9	1,449.2	24.7	1.7%
Investment Management	146.8	133.0	13.8	10.4%	415.1	407.2	8.0	2.0%
Lincoln UK	102.8	95.8	7.0	7.3%	255.9	252.9	3.0	1.2%
Corporate & Other	93.8	92.4	1.5	1.6%	262.9	254.0	8.9	3.5%
Total Operating Revenue	1,409.0	1,328.5	80.5	6.1%	4,092.5	3,952.0	140.5	3.6%

Realized gains (losses) on investments	(2.7)	(23.0)	20.3	88.1%	(12.1)	(52.9)	40.8	77.1%
Gains (losses) on derivatives	1.2	(4.5)	5.7	126.6%	(0.7)	(11.1)	10.4	93.6%
Gain (loss) on reinsurance
derivative/trading account securities	5.3	(5.6)	10.9	195.6%	4.6	0.5	4.1	NM
Gain on sale of subsidiaries/ businesses	-	110.3	(110.3)	-100.0%	14.2	134.4	(120.1)	-89.4%
Amortization of deferred gain-reserve development	0.3	0.3	-		1.0	1.0	-
Total Revenue	$1,413.1	$1,406.1	$7.0	0.5%	$4,099.5	$4,023.8	$75.7	1.9%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 2

Financial Highlights
Unaudited [Billions of Dollars]

Operational Data by Segment	For the Quarter Ended September 30				For the Nine Months Ended September 30
	2005	2004			2005	2004
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Lincoln Retirement
Gross Deposits	$2.504	$2.207	$0.297	13.5%	$7.671	$6.633	$1.038	15.6%
Net Flows	0.633	0.716	(0.083)	-11.6%	2.266	2.128	0.137	6.4%
Account Values (Gross)	70.050	60.331	9.719	16.1%	70.049	60.331	9.719	16.1%
Account Values (Net of Reinsurance)	67.793	58.016	9.777	16.9%	67.792	58.015	9.777	16.9%
Life Insurance Segment
First Year Premium- Retail (in millions)	$205.292	$188.074	$17.218	9.2%	$582.784	$581.404	$1.380	0.2%
First Year Premium- COLI (in millions)	22.338	29.199	(6.861)	-23.5%	57.369	53.281	4.088	7.7%
First Year Premium- Total (in millions)	227.630	217.273	10.357	4.8%	640.153	634.685	5.468	0.9%
In-force	318.817	298.967	19.849	6.6%	318.817	298.967	19.849	6.6%
Account Values	15.001	13.912	1.088	7.8%	15.001	13.912	1.088	7.8%
Investment Management Segment
Retail Deposits	$3.484	$1.905	$1.579	82.9%	$10.898	$6.473	$4.425	68.4%
Retail Net Flows	1.841	0.381	1.460	NM	5.751	1.965	3.786	192.6%
Institutional In-flows	2.777	2.584	0.193	7.5%	10.416	8.538	1.877	22.0%
Institutional Net Flows	1.606	1.379	0.227	16.5%	6.931	5.083	1.848	36.4%
Total Deposits and In-flows	6.261	4.489	1.772	39.5%	21.314	15.011	6.303	42.0%
Total Net Flows	3.447	1.760	1.687	95.8%	12.682	7.048	5.634	79.9%
Assets Under Management- Retail and Inst'l	72.488	49.076	23.412	47.7%	72.488	49.076	23.412	47.7%
Assets Under Management - Insurance-related Assets	44.503	44.047	0.456	1.0%	44.503	44.047	0.456	1.0%
Assets Under Management - Total Segment	116.992	93.123	23.869	25.6%	116.992	93.123	23.869	25.6%
Consolidated
Domestic Retail Deposits	$6.197	$4.436	$1.761	39.7%	$19.306	$13.990	$5.316	38.0%
Domestic Retail Account Balances	117.337	95.393	21.944	23.0%	117.337	95.393	21.944	23.0%
Domestic Retail Net Flows	2.762	1.308	1.453	111.1%	8.859	4.809	4.050	84.2%
Domestic Deposits	8.958	6.988	1.970	28.2%	29.655	22.441	7.214	32.1%
Domestic Net Flows	4.399	2.682	1.717	64.0%	15.869	9.922	5.947	59.9%
Assets Under Management	164.972	132.640	32.331	24.4%	164.972	132.640	32.331	24.4%

Operational Data (excluding Assets Managed by
Delaware's London-based International Investment Unit)

Investment Management Segment
Retail Deposits	$3.484	$1.903	$1.581	83.1%	$10.898	$6.468	$4.431	68.5%
Retail Net Flows	1.841	0.386	1.455	NM	5.752	1.989	3.763	189.2%
Institutional In-flows	2.777	1.309	1.468	112.1%	10.416	3.887	6.529	168.0%
Institutional Net Flows	1.606	0.851	0.756	88.9%	6.931	1.789	5.142	287.4%
Total Deposits and In-flows	6.261	3.212	3.049	94.9%	21.314	10.355	10.959	105.8%
Total Net Flows	3.447	1.236	2.211	178.9%	12.683	3.778	8.905	235.7%
Assets Under Management- Retail and Inst'l	72.488	49.076	23.413	47.7%	72.489	49.075	23.414	47.7%
Assets Under Management - Insurance-related Assets	44.503	44.047	0.456	1.0%	44.503	44.047	0.456	1.0%
Assets Under Management - Total Segment	116.992	93.123	23.869	25.6%	116.993	93.123	23.870	25.6%
Consolidated
Domestic Retail Deposits	$6.197	$4.435	$1.763	39.8%	$19.306	$13.985	$5.321	38.0%
Domestic Retail Account Balances	117.337	95.393	21.944	23.0%	117.337	95.393	21.944	23.0%
Domestic Retail Net Flows	2.762	1.313	1.448	110.3%	8.859	4.833	4.026	83.3%
Domestic Deposits	8.958	5.711	3.246	56.8%	29.655	17.785	8.037	45.2%
Domestic Net Flows	4.399	2.157	2.242	103.9%	15.869	6.652	9.217	138.6%
Assets Under Management	164.972	132.641	32.331	24.4%	164.972	132.641	32.331	24.4%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 3

Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended September 30				For the Nine Months Ended September 30
	2005	2004			2005	2004
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Balance Sheet Assets - End of Period	$122,104.6	$110,377.1	$11,727.5	10.6%	$122,104.6	$110,377.1	$11,727.5	10.6%

Shareholders' Equity
Beg of Period (including AOCI)	$6,363.5	$5,518.9	$844.6		$6,175.6	$5,811.6	$364.0
End of Period (including AOCI)	6,284.4	5,970.8	313.5		6,284.4	5,970.8	313.5
End of Period (excluding AOCI)	5,663.5	5,109.8	553.7		5,663.5	5,109.8	553.7
Average Equity (excluding AOCI)	5,559.8	5,075.7	484.1		5,430.3	5,039.0	391.3

Return on Equity
Net Income/Average Equity (excluding AOCI)	16.5%	15.7%	0.7%		14.9%	13.7%	1.2%
Inc from Operations/Average Equity (excluding AOCI)	16.4%	14.0%	2.4%		15.2%	14.2%	1.1%

Return on Capital
Inc from Operations/Average Capital	13.4%	11.5%	1.9%		12.5%	11.6%	0.9%

Common Stock Outstanding
Average for the Period - Diluted	175.8	177.7	(1.9)	-1.1%	176.0	179.7	(3.7)	-2.1%
End of Period - Assuming Conv of Pref.	173.5	174.8	(1.3)	-0.7%	173.5	174.8	(1.3)	-0.7%
End of Period - Diluted	176.3	177.1	(0.8)	-0.5%	176.3	177.1	(0.8)	-0.5%

Book Value (including AOCI)	$36.23	$34.15	$2.07	6.1%	$36.23	$34.15	$2.07	6.1%
Book Value (excluding AOCI)	$32.65	$29.23	$3.42	11.7%	$32.65	$29.23	$3.42	11.7%

Cash Returned to Shareholders
Share Repurchase - dollar amount	$-	73.2	(73.2)		$103.6	286.2	(182.7)
Dividends Declared to Shareholders	63.8	61.4	2.4		191.1	186.3	4.8
Total Cash Returned to Shareholders	$63.8	$134.5	$(70.8)		$294.7	$472.5	$(177.9)

Share Repurchase - number of shares	-	1.638	(1.638)		2.331	6.233	(3.902)
Dividend Declared on Common Stock - per share	$0.365	$0.350	$0.015	4.3%	$1.095	$1.050	$0.045	4.3%

	For the Quarter Ended September 30				For the Nine Months Ended September 30
	2005	2004			2005	2004
	Amount	Amount			Amount	Amount
Comprehensive Income (Loss)
Net Income	$228.9	$199.7			$605.7	$517.1
Foreign Currency Translation	(9.8)	(3.8)			(54.8)	7.9
Net Unrealized Gains (Losses) on Securities	(282.2)	368.1			(253.8)	(13.0)
Gains (Losses) on Derivatives	(3.0)	1.3			(5.1)	(2.3)
Minimum Pension Liability Adjustment	0.7	0.2			3.9	(0.7)
Comprehensive Income (loss)	$(65.4)	$565.4			$295.9	$509.1

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 4

Financial Highlights
Unaudited [Millions of Dollars]

	For the Quarter Ended September 30				For the Nine Months Ended September 30
	2005	2004			2005	2004
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Condensed Consolidated Statements of Income
Revenue:
Insurance Premiums and Fees	$527.9	$463.0	$64.8	14.0%	$1,516.6	$1,386.5	$130.1	9.4%
Investment Advisory Fees	73.6	67.4	6.3	9.3%	199.9	196.5	3.4	1.7%
Net Investment Income	670.8	669.4	1.5	0.2%	2,034.2	2,030.0	4.2	0.2%
Realized Gains (Losses) on Investments	(2.7)	(23.0)	20.3	88.1%	(12.1)	(52.9)	40.8	77.1%
Gains (Losses) on Derivatives	1.2	(4.5)	5.7	126.6%	(0.7)	(11.1)	10.4	93.6%
Gain (Loss) on Reinsurance
Derivative/Trading Account Securities	5.3	(5.6)	10.9	195.6%	4.6	0.5	4.1	NM
Gain on Sale of Subsidiaries/ Businesses	-	110.3	(110.3)	-100.0%	14.2	134.4	(120.1)	-89.4%
Amortization of Deferred Gain on
Indemnity Reinsurance	19.3	32.4	(13.1)	-40.5%	57.8	68.8	(11.1)	-16.1%
Other Revenue	117.7	96.6	21.1	21.8%	284.9	271.0	13.9	5.1%
Total Revenue	1,413.1	1,406.1	7.0	0.5%	4,099.5	4,023.8	75.7	1.9%
Benefits and Expenses:
Benefits	613.2	556.1	57.1	10.3%	1,779.1	1,722.7	56.4	3.3%
Underwriting, Acquisition,
Insurance and Other Expenses	496.9	531.6	(34.6)	-6.5%	1,541.6	1,514.5	27.2	1.8%
Total Benefits and Expenses	1,110.1	1,087.7	22.5	2.1%	3,320.8	3,237.2	83.5	2.6%

Income before Federal Taxes	303.0	318.4	(15.4)	-4.8%	778.8	786.6	(7.8)	-1.0%
Federal Income Taxes	74.0	118.7	(44.7)	-37.7%	173.0	245.0	(71.9)	-29.4%

Income Before Cumulative Effect of
Accounting Change	228.9	199.7	29.3	14.7%	605.7	541.6	64.1	11.8%
Cumulative Effect of Accounting Change, net of tax	-	-	-	-	-	(24.5)	24.5	100.0%
Net Income	$228.9	$199.7	$29.3	14.7%	$605.7	$517.1	$88.6	17.1%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 5

Financial Highlights
Unaudited [Millions of Dollars]

	As of
	September	December
	2005	2004
	Amount	Amount	Change	% Change
Condensed Consolidated Balance Sheets
Assets:
Investments:
Available for Sale Securities:
Fixed Maturities	$34,324.9	$34,700.6	$(375.7)	-1.1%
Equities	151.6	161.1	(9.5)	-5.9%
Trading Securities	3,287.0	3,237.4	49.6	1.5%
Mortgage Loans on Real Estate	3,696.2	3,856.9	(160.7)	-4.2%
Real Estate	196.6	191.4	5.2	2.7%
Policy Loans	1,856.4	1,870.6	(14.1)	-0.8%
Other Long-Term Investments	572.3	489.3	83.0	17.0%
Total Investments	44,085.0	44,507.3	(422.3)	-0.9%
Assets Held in Separate Accounts	60,811.5	55,204.6	5,606.9	10.2%
Deferred Acquisition Costs	3,904.0	3,445.0	459.0	13.3%
Present Value of In-Force	1,019.4	1,095.2	(75.8)	-6.9%
Goodwill	1,194.6	1,195.9	(1.3)	-0.1%
Other Assets	11,090.1	10,771.4	318.8	3.0%
Total Assets	$122,104.6	$116,219.3	$5,885.3	5.1%

Liabilities and Shareholders' Equity
Liabilities:
Insurance and Investment Contract Liabilities	$47,525.3	$47,402.5	$122.8	0.3%
Liabilities Related to Separate Accounts	60,811.5	55,204.6	5,606.9	10.2%
Other Liabilities	7,483.4	7,436.6	46.8	0.6%
Total Liabilities	115,820.2	110,043.7	5,776.6	5.2%
Shareholders' Equity:
Net Unrealized Gains on Securities
and Derivatives	577.9	836.9	(259.0)	-30.9%
Minimum Pension Liability Adjustment	(56.6)	(60.5)	3.9	6.5%
Foreign Currency Translation Adjustment	99.6	154.3	(54.8)	-35.5%
Other Shareholders' Equity	5,663.5	5,244.9	418.6	8.0%
Total Shareholders' Equity	6,284.4	6,175.6	108.8	1.8%
Total Liabilities and Shareholders' Equity	$122,104.6	$116,219.3	$5,885.3	5.1%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 6

Financial Highlights
Unaudited [Millions of Dollars]

	September	September
	2005	2004
	Amount	Amount	Change	% Change
Roll Forward of Deferred Acquisition Costs
Balance at beginning of year	$3,445.0	$3,147.1	$297.8	9.5%
Deferral	649.7	606.8	42.8	7.1%
Amortization	(333.0)	(337.6)	4.7	1.4%
Included in Total Benefits and Expenses	316.7	269.2	47.5	17.7%
Adjustment related to realized (gains) losses
on available-for-sale securities	(39.8)	(29.9)	(9.9)	-33.2%
Adjustment related to unrealized (gains) losses
on available-for-sale securities	228.4	(29.5)	257.9	NM
Foreign currency translation adjustment	(46.3)	9.1	(55.4)	NM
Cumulative effect of accounting change	-	(39.2)	39.2	100.0%
Balance at end of period	$3,904.0	$3,326.8	$577.2	17.3%

Roll Forward of Present Value of In-Force
Balance at beginning of year	$1,095.2	$1,196.5	$(101.3)	-8.5%
Amortization	(53.6)	(96.1)	42.5	44.2%
Foreign currency translation adjustment	(22.2)	4.0	(26.2)	NM
Cumulative effect of accounting change	-	(0.6)	0.6	100.0%
Balance at end of period	$1,019.4	$1,103.9	$(84.5)	-7.7%

Roll Forward of Deferred Front-End Load*
Balance at beginning of year	$764.1	$750.6	$13.5	1.8%
Deferral	65.4	76.0	(10.6)	-13.9%
Amortization	(73.8)	(88.9)	15.0	16.9%
Included in Income from Operations	(8.5)	(12.9)	4.5	34.6%
Foreign currency translation adjustment	(34.4)	6.7	(41.1)	NM
Balance at end of period	$721.2	$744.4	$(23.1)	-3.1%

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 7

Ten-Year Summary
Unaudited [Millions of Dollars, except Common Share Data]

For the Year Ended December 31	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995

Operating Revenue
Lincoln Retirement	$2,128.0	$1,985.1	$1,985.5	$2,033.1	$2,138.9	$2,128.0	$2,050.6	$1,959.5	$1,759.5	$1,767.9
Life Insurance	1,952.9	1,906.1	1,881.7	1,897.5	1,836.4	1,762.6	1,379.5	541.5	527.6	504.9
Investment Management	534.9	474.0	418.5	454.9	517.6	515.0	508.7	447.5	400.6	280.3
Lincoln UK	342.2	274.5	275.4	278.2	430.6	443.6	438.6	425.2	393.3	351.8
Corporate & Other	335.1	284.2	355.0	1,815.9	1,951.9	1,951.6	1,690.6	1,402.2	1,560.0	1,441.5
Total Operating Revenue	5,293.2	4,923.9	4,916.1	6,479.6	6,875.4	6,800.7	6,068.0	4,775.9	4,641.1	4,346.3

Realized gains (losses) on investments
and derivatives	(61.3)	(19.8)	(271.5)	(114.5)	(28.3)	3.0	19.0	122.6	92.5	157.6
Net gain (loss) on reinsurance
derivative/trading account securities	3.1	4.7	-	-	-	-	-	-	-	-
Gain on sale of subsidiaries/ businesses	135.0	-	(8.3)	12.8	-	-	-	-	-	82.5
Mark to market adjustment on reclassification
from AFS to trading account securities	-	371.5	-	-	-	-	-	-	-	-
Amortization of deferred gain-reserve development	1.3	3.6	(0.8)	-	-	-	-	-	-	-
Total Revenue	$5,371.3	$5,283.9	$4,635.5	$6,378.0	$6,847.1	$6,803.7	$6,087.1	$4,898.5	$4,733.6	$4,586.5

Income from Operations
Lincoln Retirement	$414.6	$331.9	$183.4	$316.2	$358.1	$299.4	$262.4	$223.0	$174.6	$175.2
Life Insurance	280.3	264.5	269.0	275.3	256.7	212.0	149.2	39.9	41.2	35.4
Investment Management	43.6	34.5	1.8	(6.1)	25.0	61.0	43.9	18.1	18.6	20.6
Lincoln UK	43.5	43.6	34.6	58.1	59.2	(13.9)	70.9	(108.3)	66.0	45.9
Corporate & Other	(57.2)	(81.8)	(57.2)	1.0	(16.0)	(83.1)	4.0	(223.3)	(1.7)	(136.2)
Operating Income from Cont Oper	724.8	592.8	431.6	644.4	683.0	475.5	530.4	(50.6)	298.8	140.8
Discontinued Operations	-	-	-	-	-	-	-	110.1	135.3	165.6
Income from Operations	724.8	592.8	431.6	644.4	683.0	475.5	530.4	59.4	434.1	306.5

Realized gains (losses) on investments and derivatives	(37.4)	(12.6)	(176.4)	(73.5)	(17.5)	3.8	13.7	72.9	57.6	102.8
Net gain (loss) on reinsurance
derivative/trading account securities	(0.6)	2.7	-	-	-	-	-	-	-	-
Gain on sale of subsidiaries/ businesses	61.9	-	(9.4)	15.0	-	-	-		-	57.7
Mark to market adjustment on reclassification
from AFS to trading account securities	-	241.5	-	-	-	-	-	-	-	-
Restructuring charges	(13.9)	(35.0)	2.0	(24.7)	(80.2)	(18.9)	(34.3)	-	-	-
Loss on early retirement of subordinated debt	(4.1)	(3.7)	-	-	-	-	-	-	-	-
Reserve development/ amortization of related
deferred gain	0.9	(18.5)	(199.1)	-	-	-	-	-	-	-
Cumulative effect of accounting change	(24.5)	(255.2)	-	(15.6)	-	-	-
Discontinued operations included in
income from operations	-	-	-	-	-	-	-	(110.1)	(135.3)	(165.6)
Income from Continuing Operations	707.0	511.9	48.8	545.7	585.3	460.4	509.8	22.2	356.4	301.4
Discontinued Operations included
in Income from Operations	-	-	-	-	-	-	-	911.8	157.2	180.8
Net Income	$707.0	$511.9	$48.8	$545.7	$585.3	$460.4	$509.8	$934.0	$513.6	$482.2

OTHER DATA

Assets	$116,219.3	$106,744.9	$93,184.6	$98,041.6	$99,870.6	$103,095.7	$93,836.3	$77,174.7	$71,713.4	$63,257.7

Shareholders' Equity
Including AOCI	$6,175.6	$5,811.6	$5,347.5	$5,303.8	$4,980.6	$4,263.9	$5,387.9	$4,982.9	$4,470.0	$4,378.1
Excluding AOCI	5,244.9	4,942.6	4,612.9	5,130.6	4,946.6	4,699.5	4,785.5	4,500.7	3,990.6	3,669.2
Average Equity (excluding AOCI)	5,075.5	4,756.7	4,983.3	5,057.1	4,831.4	4,786.2	4,636.3	4,172.7	3,851.7	3,400.3

Common Shares Outstanding (millions)
End of Period - Diluted	176.1	180.7	178.5	189.3	193.2	197.0	203.4	204.7	209.5	210.3
Average for the Period - Diluted	179.0	179.4	184.6	191.5	193.0	200.4	203.3	208.0	208.0	210.7

Per Share Data (Diluted)
Net Income from Continuing Operations	$3.95	$2.85	$0.26	$2.85	$3.03	$2.30	$2.51	$0.11	$1.71	$1.43
Net Income	3.95	2.85	0.26	2.85	3.03	2.30	2.51	4.49	2.47	2.29
Income (Loss) from Continuing Operations	4.05	3.30	2.34	3.37	3.54	2.37	2.61	(0.24)	1.44	0.67
Income from Operations	4.05	3.30	2.34	3.37	3.54	2.37	2.61	0.29	2.09	1.45

Shareholders' Equity Per Share
Shareholders' Equity (Including AOCI)	$35.53	$32.56	$30.10	$28.32	$26.05	$21.76	$26.59	$24.63	$21.50	$20.95
Shareholders' Equity (Excluding AOCI)	30.17	27.69	25.97	27.39	25.88	23.98	23.62	22.25	19.19	17.55
Dividends Declared (Common Stock)	1.415	1.355	1.295	1.235	1.175	1.115	1.055	0.995	0.935	0.875

Return on Equity
Net Income/Average Equity	13.9%	10.8%	1.0%	10.8%	12.1%	9.6%	11.0%	22.4%	13.3%	15.5%
Inc from Operations/Average Equity	14.3%	12.5%	8.7%	12.7%	14.1%	9.9%	11.4%	1.4%	11.3%	9.8%

Market Value of Common Stock
High for the Year	$50.38	$41.32	$53.65	$52.75	$56.38	$57.50	$49.44	$39.06	$28.50	$26.88
Low for the Year	40.06	24.73	25.15	38.00	22.63	36.00	33.50	24.50	20.38	17.31
Close for the Year	46.68	40.37	31.58	48.57	47.31	40.00	40.91	39.06	26.25	26.88

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 8

Quarterly Summary
Unaudited [Millions of Dollars, except Common Share Data]

	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
For the Quarter Ended	2003	2003	2004	2004	2004	2004	2005	2005	2005

Operating Revenue
Lincoln Retirement	$516.0	$506.6	$528.0	$534.4	$526.2	$539.4	$538.5	$573.0	$573.1
Life Insurance	470.8	488.2	483.4	484.8	481.1	503.7	484.2	497.3	492.4
Investment Management	121.4	133.8	135.2	139.0	133.0	127.7	130.4	138.0	146.8
Lincoln UK	67.0	78.4	76.1	81.0	95.8	89.3	74.6	78.4	102.8
Corporate & Other	70.9	63.7	56.1	105.5	92.4	81.1	73.8	95.2	93.8
Total Operating Revenue	1,246.2	1,270.7	1,278.8	1,344.7	1,328.5	1,341.2	1,301.5	1,382.0	1,409.0

Realized gains (losses) on investments and derivatives	18.9	56.0	(15.9)	(20.6)	(27.5)	6.7	(7.2)	(4.0)	(1.6)
Net gain (loss) on reinsurance
derivative/trading account securities	-	4.1	(4.2)	10.3	(5.6)	(1.4)	4.4	(5.1)	5.3
Gain on sale of subsidiaries/ businesses	-	-	-	24.1	110.3	0.6	14.2	-	-
Mark to market adjustment on reclassification
from AFS to trading account securities	-	371.5	-	-	-	-	-	-	-
Amortization of deferred gain-reserve development	3.7	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
Total Revenue	$1,268.8	$1,702.6	$1,259.0	$1,358.7	$1,406.1	$1,347.5	$1,313.2	$1,373.2	$1,413.1

Income from Operations
Lincoln Retirement	$94.3	$94.1	$102.2	$101.8	$110.2	$100.5	$98.6	$119.4	$136.2
Life Insurance	58.7	73.4	74.8	76.2	55.4	74.0	67.7	75.8	75.1
Investment Management	9.7	19.0	12.5	13.4	12.5	5.2	7.4	3.9	10.2
Lincoln UK	11.3	13.0	6.2	10.7	10.1	16.6	10.0	10.3	9.6
Corporate & Other	(18.0)	(20.8)	(20.3)	(20.7)	(9.9)	(6.3)	(11.3)	9.2	(2.9)
Income from Operations	156.0	178.7	175.3	181.4	178.2	189.9	172.5	218.6	228.2

Realized gains (losses) on investments and derivatives	12.3	36.3	(10.3)	(13.4)	(17.9)	4.3	(4.6)	(2.7)	(1.1)
Net gain (loss) on reinsurance
derivative/trading account securities	-	2.7	(2.7)	6.7	(3.7)	(0.8)	2.8	(3.3)	3.5
Gain on sale of subsidiaries/ businesses	-	-	-	15.6	45.9	0.4	9.3	-	-
Mark-to-market adjustment on
reclassification from AFS to trading account securities	-	241.5	-	-	-	-	-	-	-
Reserve development/ amortization of related deferred gain	(18.5)	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Restructuring charges	(12.9)	(9.8)	(7.5)	(3.5)	(2.9)	(0.0)	(1.3)	(15.0)	(1.8)
Loss on early retirement of debt	(3.7)	-	-	-	-	(4.1)	-	-	-

Income Before Cumulative Effect of
Accounting Change	133.3	449.6	155.0	187.0	199.7	189.9	178.9	197.9	228.9
Cumulative effect of accounting change, net of tax	-	(255.2)	(24.5)	(0.0)	-	-	-	-	-
Net Income	$133.3	$194.3	$130.5	$187.0	$199.7	$189.9	$178.9	$197.9	$228.9

OTHER DATA

Assets	$100,825.5	$106,744.9	$109,869.9	$109,317.9	$110,377.1	$116,219.3	$116,352.2	$118,953.4	$122,104.6

Shareholders' Equity
Beg of Period (including AOCI)	$5,815.9	$5,586.4	$5,811.6	$6,143.5	$5,518.9	$5,970.8	$6,175.6	$6,042.9	$6,363.5
End of Period (including AOCI)	5,586.4	5,811.6	6,143.5	5,518.9	5,970.8	6,175.6	6,042.9	6,363.5	6,284.4
End of Period (excluding AOCI)	4,790.6	4,942.6	5,004.2	5,023.6	5,109.8	5,244.9	5,365.8	5,448.3	5,663.5
Average Equity (excluding AOCI)	4,784.5	4,888.2	5,016.8	5,024.6	5,075.7	5,185.0	5,338.8	5,392.3	5,559.8

Common Shares Outstanding
Average for the Period - Diluted	179.9	180.4	181.2	180.3	177.7	176.7	176.6	175.4	175.8
End of Period - Diluted	179.9	180.7	181.4	178.8	177.1	176.1	176.5	174.8	176.3

Per Share Data (Diluted)
Net Income	$0.74	$1.08	$0.72	$1.04	$1.12	$1.07	$1.01	$1.13	$1.30
Income from Operations	0.87	0.99	0.97	1.00	1.00	1.07	0.98	1.25	1.30

Shareholders' Equity Per Share
Shareholders' Equity (including AOCI)	$31.34	$32.56	$34.36	$31.32	$34.15	$35.53	$34.74	$36.86	$36.23
Shareholders' Equity (excluding AOCI)	26.87	27.69	27.99	28.51	29.23	30.17	30.85	31.56	32.65
Dividends Declared (Common Stock)	0.335	0.350	0.350	0.350	0.350	0.365	0.365	0.365	0.365

Return on Equity
Net Income/Average Equity	11.1%	15.9%	10.4%	14.9%	15.7%	14.6%	13.4%	14.7%	16.5%
Inc from Operations/Average Equity	13.0%	14.6%	14.0%	14.4%	14.0%	14.7%	12.9%	16.2%	16.4%

Market Value of Common Stock
Highest Price	$38.64	$41.32	$48.87	$50.38	$47.50	$48.70	$49.42	$47.77	$52.42
Lowest Price	34.63	35.41	40.06	43.26	41.90	40.79	44.36	41.59	46.59
Closing Price	35.38	40.37	47.32	47.25	47.00	46.68	45.14	46.92	52.02

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 9

Consolidated Statements of Income
Unaudited [Millions of Dollars]

						YTD	YTD
						Sep	Sep
For the Year Ended December 31	2000	2001	2002	2003	2004	2004	2005
Revenue
Premiums	$1,813.1	$1,704.0	$315.9	$281.0	$298.9	$220.2	$226.0
Surrender charges	114.7	101.5	87.8	84.7	78.7	57.6	55.3
Mortality assessments	496.5	533.3	530.3	550.5	558.3	417.9	423.2
Expense assessments	1,013.1	880.1	792.7	782.3	949.3	690.9	812.1
Investment advisory fees	213.1	197.2	183.3	205.0	252.5	196.5	199.9
Amortization of deferred gain	-	20.4	75.2	72.3	87.0	67.9	56.8
Amortization of deferred gain-reserve development	-	-	(0.8)	3.6	1.3	1.0	1.0
Other revenue and fees	441.1	328.7	299.5	309.7	364.4	271.0	284.9
Net investment income	2,784.1	2,708.7	2,631.9	2,638.5	2,704.1	2,030.0	2,034.2
Earnings in unconsolidated affiliates	(0.4)	5.7	(0.6)	-	-	-	-
Realized gains (losses) on investments	(28.3)	(105.2)	(272.7)	(16.7)	(45.7)	(52.9)	(12.1)
Gains (losses) on derivatives	-	(9.3)	1.2	(2.5)	(11.6)	(11.1)	(0.7)
Net gain (loss) on reinsurance
derivative/trading account securities	-	-	-	4.1	(1.0)	0.5	4.6
Gain on sale of subsidiaries/ businesses	-	12.8	(8.3)	-	135.0	134.4	14.2
Mark-to-market adjustment on reclassification
from AFS to trading account securities	-	-	-	371.5	-	-	-
Total Revenue	6,847.1	6,378.0	4,635.5	5,283.9	5,371.3	4,023.8	4,099.5

Benefits and Expenses
Ins. benefits paid or provided:
Policy benefits	1,995.4	1,820.0	861.0	697.8	696.2	524.8	582.2
Div accum & div to policyholders	87.6	83.7	76.0	81.6	77.4	53.8	54.1
Interest credited to policy bal.	1,474.2	1,506.0	1,617.1	1,617.0	1,570.6	1,173.2	1,175.5
Reserve developments on reins. business sold	-	-	305.4	32.1	-	-	-
Def. sales inducements net of amortization	-	(12.1)	(12.6)	(14.1)	(40.6)	(29.1)	(32.6)
Total insurance benefits	3,557.2	3,397.7	2,846.9	2,414.4	2,303.7	1,722.7	1,779.1
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	1,172.9	1,045.2	836.1	904.6	1,133.1	801.8	930.0
Operating and administrative expenses	1,208.4	1,114.5	928.0	894.4	897.4	704.3	696.7
Restructuring charges	104.9	38.0	(2.2)	53.8	21.4	21.3	27.8
Taxes, licenses and fees	107.5	122.9	106.8	107.4	103.6	82.3	78.1
Par policyholder interests	1.1	-	-	-	-	-	-
Foreign exchange	(2.9)	(1.4)	0.3	-	-	-	-
Subtotal	2,592.0	2,319.1	1,869.0	1,960.2	2,155.5	1,609.7	1,732.7
DAC deferral net of amortization	(427.5)	(334.2)	(268.0)	(321.6)	(354.1)	(269.2)	(316.7)
PVIF amortization	132.6	113.1	136.5	80.2	120.3	96.1	53.6
Other intangibles amortization	17.7	12.1	8.2	7.9	9.7	5.9	5.8
Total underwriting, acquisition,
insurance and other expenses	2,314.9	2,110.1	1,745.8	1,726.8	1,931.5	1,442.6	1,475.4
Goodwill amortization	45.1	43.4	-	-	-	-	-
Interest	139.5	121.0	96.6	89.5	94.1	71.9	66.2
Loss on early retirement of debt				5.6	6.3	-	-
Total Benefits and Expenses	6,056.7	5,672.1	4,689.3	4,236.3	4,335.6	3,237.2	3,320.8

Income (Loss) Before Federal Income Tax and
Cumulative Effect of Accounting Change	790.5	705.9	(53.8)	1,047.6	1,035.7	786.6	778.8

Federal income taxes	205.2	144.7	(102.6)	280.4	304.1	245.0	173.0

Income Before Cumulative Effect of
Accounting Change	585.3	561.2	48.8	767.2	731.5	541.6	605.7

Cumulative effect of accounting change	-	(15.6)	-	(255.2)	(24.5)	(24.5)	-
Net Income	$585.3	$545.7	$48.8	$511.9	$707.0	$517.1	$605.7

Roll Forward of Deferred Acquisition Costs

Balance at beginning of year		$3,070.5	$2,866.8	$2,939.7	$3,147.1	$3,147.1	$3,445.0
Deferral		701.0	612.4	639.6	844.8	606.8	649.7
Amortization		(366.8)	(344.4)	(318.0)	(490.8)	(337.6)	(333.0)
Included in Total Benefits and Expenses		334.2	268.0	321.6	354.1	269.2	316.7
Adjustment related to realized (gains) losses
on available-for-sale securities		112.9	115.0	(50.2)	(45.7)	(29.9)	(39.8)
Adjustment related to unrealized (gains) losses
on available-for-sale securities		(187.2)	(338.5)	(126.1)	(14.8)	(29.5)	228.4
Foreign currency translation adjustment		(16.0)	56.9	62.1	42.9	9.1	(46.3)
Disposition of business		(425.9)	-	-	-
Other		(21.7)	(28.4)	-	(38.7)	(39.2)	-
Balance at end of year		$2,866.7	$2,939.9	$3,147.1	$3,445.0	$3,326.8	$3,904.0

Roll Forward of Present Value of In-Force

Balance at beginning of year		$1,483.3	$1,362.5	$1,250.1	$1,196.5	$1,196.5	$1,095.2
Amortization		(113.1)	(136.5)	(80.2)	(120.3)	(96.1)	(53.6)
Foreign currency translation adjustment		(7.0)	24.1	26.6	19.6	4.0	(22.2)
Other		(0.7)		-	(0.6)	(0.6)	-
Balance at end of year		$1,362.5	$1,250.1	$1,196.5	$1,095.2	$1,103.9	$1,019.4

Roll Forward of Deferred Front-End Load*

Balance at beginning of year		$550.6	$589.7	$656.8	$750.6	$750.6	$764.1
Deferral		107.5	102.5	102.5	104.6	76.0	65.4
Amortization		(57.8)	(75.7)	(54.4)	(122.8)	(88.9)	(73.8)
Included in Income from Operations		49.7	26.8	48.1	(18.2)	(12.9)	(8.5)
Foreign currency translation adjustment		(10.6)	40.2	45.8	31.7	6.7	(34.4)
Balance at end of year		$589.7	$656.8	$750.6	$764.1	$744.4	$721.2

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 10

Consolidated Statements of Income
Unaudited [Millions of Dollars]

For the Quarter Ended	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
	2003	2003	2004	2004	2004	2004	2005	2005	2005
Revenue
Premiums	$69.5	$77.2	$75.6	$74.0	$70.6	$78.7	$70.4	$72.6	$83.1
Surrender charges	21.5	23.0	20.2	19.2	18.2	21.1	20.1	16.6	18.7
Mortality assessments	137.9	138.1	137.9	140.1	139.8	140.4	142.3	142.1	138.8
Expense assessments	198.5	215.9	225.5	230.9	234.5	258.5	256.6	268.1	287.3
Investment advisory fees	53.2	58.3	62.7	66.4	67.4	56.0	59.4	66.9	73.6
Amortization of deferred gain	18.3	17.4	17.9	17.9	32.1	19.1	18.9	18.9	18.9
Amortization of deferred gain-reserve development	3.7	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
Other revenue and fees	82.9	81.7	61.4	112.9	96.6	93.4	74.0	93.2	117.7
Net investment income	664.4	659.2	677.5	683.1	669.4	674.1	659.8	703.6	670.8
Realized gains (losses) on investments	9.8	64.8	(12.0)	(17.8)	(23.0)	7.2	(8.7)	(0.6)	(2.7)
Gains (losses) on derivatives	9.1	(8.8)	(3.8)	(2.8)	(4.5)	(0.4)	1.5	(3.4)	1.2
Gain (loss) on reinsurance
derivative/trading account securities	-	4.1	(4.2)	10.3	(5.6)	(1.4)	4.4	(5.1)	5.3
Gain (loss) on sale of subsidiaries/ businesses	-	-	-	24.1	110.3	0.6	14.2	-	-
Mark-to-market adjustment on reclassification
from AFS to trading account securities	-	371.5	-	-	-	-	-	-	-
Total Revenue	1,268.8	1,702.6	1,259.0	1,358.7	1,406.1	1,347.5	1,313.2	1,373.2	1,413.1

Benefits and Expenses
Ins. benefits paid or provided:
Policy benefits	185.6	153.6	183.5	184.1	157.3	171.4	174.1	194.8	213.2
Div accum & div to policyholders	15.9	33.8	18.5	18.6	16.7	23.6	18.4	18.4	17.3
Interest credited to policy bal.	405.6	395.7	390.4	390.4	392.5	397.4	389.5	391.8	394.2
Reserve developments on reins. business sold	32.1	-	-	-	-	-	-	-	-
Def. sales inducements net of amortization	(2.8)	(5.6)	(9.0)	(9.8)	(10.4)	(11.5)	(9.4)	(11.7)	(11.5)
Total insurance benefits	636.4	577.5	583.3	583.3	556.1	580.9	572.6	593.3	613.2
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	234.6	274.4	278.9	277.7	245.1	331.3	283.6	310.9	335.5
Operating and administrative expenses	209.8	231.4	187.4	252.3	264.6	193.1	212.4	235.2	249.1
Restructuring charges	19.8	15.0	11.5	5.3	4.5	0.1	1.9	23.2	2.7
Taxes, licenses and fees	26.4	27.3	29.5	27.2	25.6	21.3	32.3	24.3	21.4
Foreign exchange	-	-	-	0.0	-	(0.0)	-	-	-
Subtotal	490.6	548.1	507.4	562.6	539.8	545.8	530.2	593.7	608.8
DAC deferral net of amortization	(95.0)	(107.3)	(89.9)	(93.9)	(85.4)	(84.9)	(70.7)	(92.3)	(153.8)
PVIF amortization	29.6	14.4	24.8	20.5	50.8	24.2	18.9	16.5	18.2
Other intangibles amortization	2.0	2.0	2.0	2.0	2.0	3.8	1.9	1.9	2.0
Total underwriting, acquisition,
insurance and other expenses	427.1	457.1	444.3	491.2	507.1	488.9	480.4	519.8	475.2
Interest	21.0	22.2	22.8	24.7	24.4	22.2	22.4	22.1	21.7
Loss on early retirement of debt	5.6	-	-	-	-	6.3	-	-	-
Total Benefits and Expenses	1,090.2	1,056.8	1,050.4	1,099.1	1,087.7	1,098.4	1,075.4	1,135.2	1,110.1

Income Before Federal Income Tax and
Cumulative Effect of Accounting Change	178.7	645.7	208.6	259.6	318.4	249.1	237.8	238.0	303.0

Federal income taxes	45.4	196.2	53.7	72.6	118.7	59.2	58.9	40.1	74.0
Income Before Cumulative Effect of
Accounting Change	133.3	449.6	155.0	187.0	199.7	189.9	178.9	197.9	228.9

Cumulative effect of accounting change	-	(255.2)	(24.5)	(0.0)	-	-	-	-	-
Net Income	$133.3	$194.3	$130.5	$187.0	$199.7	$189.9	$178.9	$197.9	$228.9

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$2,660.3	$2,879.7	$3,147.1	$2,999.0	$3,521.4	$3,326.8	$3,445.0	$3,712.7	$3,554.5
Deferral	160.9	197.4	198.7	201.8	206.2	238.1	204.9	215.0	229.9
Amortization	(65.9)	(90.1)	(108.8)	(108.0)	(120.8)	(153.2)	(134.2)	(122.7)	(76.1)
Included in Total Benefits and Expenses	95.0	107.3	89.9	93.9	85.4	84.9	70.7	92.3	153.8
Adjustment related to realized (gains) losses
on available-for-sale securities	(60.6)	(27.9)	(17.6)	(6.0)	(6.2)	(15.8)	(11.7)	(14.3)	(13.8)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	182.2	145.2	(201.1)	442.7	(271.2)	14.7	215.7	(204.8)	217.4
Foreign currency translation adjustment	2.8	42.8	19.9	(8.4)	(2.5)	33.8	(7.0)	(31.4)	(8.0)
Other	0.1	(0.0)	(39.2)	0.2	(0.2)	0.5	(0.0)	0.0	(0.0)
Balance at end of period	$2,879.7	$3,147.1	$2,999.0	$3,521.4	$3,326.8	$3,445.0	$3,712.7	$3,554.5	$3,904.0

Roll Forward of Present Value of In-Force

Balance at beginning of period	$1,220.8	$1,192.5	$1,196.5	$1,180.0	$1,155.8	$1,103.9	$1,095.2	$1,073.1	$1,041.7
Amortization	(29.6)	(14.4)	(24.8)	(20.5)	(50.8)	(24.2)	(18.9)	(16.5)	(18.2)
Foreign currency translation adjustment	1.3	18.4	8.9	(3.7)	(1.1)	15.6	(3.3)	(14.8)	(4.1)
Other	-	-	(0.6)	-	-	-	-	-	-
Balance at end of period	$1,192.5	$1,196.5	$1,180.0	$1,155.8	$1,103.9	$1,095.2	$1,073.1	$1,041.7	$1,019.4

Roll Forward of Deferred Front-End Load*

Balance at beginning of period	$687.0	$717.9	$750.6	$768.5	$764.7	$744.4	$764.1	$756.2	$731.4
Deferral	25.4	25.8	25.0	25.8	25.2	28.6	22.6	22.0	20.8
Amortization	3.3	(24.6)	(21.8)	(23.3)	(43.7)	(34.0)	(25.2)	(23.6)	(25.0)
Included in Income from Operations	28.7	1.2	3.1	2.4	(18.5)	(5.3)	(2.7)	(1.5)	(4.2)
Foreign currency translation adjustment	2.2	31.5	14.7	(6.2)	(1.8)	25.0	(5.2)	(23.3)	(5.9)
Balance at end of period	$717.9	$750.6	$768.5	$764.7	$744.4	$764.1	$756.2	$731.4	$721.2

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 11

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

					Investment
For the Quarter Ended September 30	Lincoln Retirement		Life Insurance		Management		Lincoln UK
	Sep	Sep	Sep	Sep	Sep	Sep	Sep	Sep
	2005	2004	2005	2004	2005	2004	2005	2004
Operating Revenue
Premiums	$18.1	$9.2	$47.5	$44.3	$-	$-	$16.9	$17.7
Surrender charges	7.3	6.7	10.8	11.1	0.6	0.4	-	-
Mortality assessments	-	-	129.8	130.1	-	-	9.0	9.7
Expense assessments	189.8	145.2	51.8	49.8	17.9	12.5	27.9	27.0
Investment advisory fees	-	-	-	-	98.6	93.8	-	-
Other revenue and fees	(1.2)	(1.3)	8.6	7.3	17.1	13.7	28.1	22.8
Net investment income	359.1	366.5	244.1	238.4	12.7	12.7	20.9	18.7
Total Operating Revenue	573.1	526.2	492.4	481.1	146.8	133.0	102.8	95.8

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	59.2	40.5	117.9	95.8	-	-	35.5	21.4
Div accum & div to policyholders	-	-	17.3	16.7	-	-	-	-
Interest credited to policy bal.	204.9	209.9	149.0	143.8	7.0	6.9	-	-
Def. sales inducements net of amortization	(11.5)	(10.4)	-	-	-	-	-	-
Total insurance benefits	252.5	240.0	284.3	256.3	7.0	6.9	35.5	21.4
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	160.4	141.3	92.6	80.7	19.1	12.9	0.9	0.7
Operating and administrative expenses	68.4	62.5	50.3	46.5	112.8	98.1	24.9	21.6
Taxes, licenses and fees	2.7	3.2	11.9	12.8	-	4.6	-	-
Subtotal	231.5	207.0	154.8	140.0	131.9	115.5	25.8	22.4
Net DAC (deferral) amortization	(104.4)	(77.3)	(76.6)	(25.9)	(9.9)	(9.5)	37.0	27.2
PVIF amortization	9.6	11.5	18.9	29.8	-	-	(10.2)	9.4
Other intangibles amortization	-	-	-	-	2.0	2.0	-	-
Total underwriting, acquisition,
insurance and other expenses	136.7	141.1	97.1	144.0	124.0	108.0	52.7	59.0
Total Operating Expenses	389.2	381.2	381.3	400.3	131.0	114.8	88.1	80.3

Income from Operations before federal taxes	183.9	145.0	111.1	80.7	15.7	18.2	14.7	15.5

Federal income taxes	47.7	34.9	36.0	25.4	5.6	5.7	5.1	5.4

Income from Operations	$136.2	$110.2	$75.1	$55.4	$10.2	$12.5	$9.6	$10.1

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 11A

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

	Corporate and		Consolidating
For the Quarter Ended September 30	Other Operations		Adjustments		Consolidated *

	Sep	Sep	Sep	Sep	Sep	Sep
	2005	2004	2005	2004	2005	2004
Operating Revenue
Premiums	$0.6	$(0.5)	$-	$-	$83.1	$70.6
Surrender charges	-	-	-	-	18.7	18.2
Mortality assessments	-	-	-	-	138.8	139.8
Expense assessments	-	-	-	-	287.3	234.5
Investment advisory fees	-	-	(24.9)	(26.4)	73.6	67.4
Amortization of deferred gain	18.9	32.1	-	-	18.9	32.1
Other revenue and fees	197.3	152.4	(132.1)	(98.3)	117.7	96.6
Net investment income	35.0	33.6	(0.9)	(0.4)	670.8	669.4
Total Operating Revenue	251.8	217.6	(157.9)	(125.2)	1,409.0	1,328.5

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	0.7	(0.4)	-	-	213.2	157.3
Div accum & div to policyholders	-	-	-	-	17.3	16.7
Interest credited to policy bal.	33.3	31.9	-	-	394.2	392.5
Def. sales inducements net of amortization	-	-	-	-	(11.5)	(10.4)
Total insurance benefits	33.9	31.5			613.2	556.1
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	124.1	67.7	(61.6)	(58.3)	335.5	245.1
Operating and administrative expenses	88.7	102.4	(95.6)	(66.5)	249.4	264.6
Taxes, licenses and fees	6.8	5.0	-	-	21.4	25.6
Subtotal	219.5	175.2	(157.2)	(124.7)	606.4	535.3
Net DAC (deferral) amortization	0.1	0.1	-	-	(153.8)	(85.4)
PVIF amortization	-	-	-	-	18.2	50.8
Other intangibles amortization	-	-	-	-	2.0	2.0
Total underwriting, acquisition,
insurance and other expenses	219.6	175.3	(157.2)	(124.7)	472.9	502.7
Interest	22.1	24.9	(0.7)	(0.4)	21.4	24.4
Foreign exchange adjustment
Total Operating Expenses	275.6	231.7	(157.9)	(125.2)	1,107.4	1,083.2

Income from Operations before federal taxes	(23.9)	(14.1)			301.6	245.3

Federal income taxes	(21.0)	(4.2)			73.4	67.1

Income from Operations	$(2.9)	$(9.9)			$228.2	$178.2

* See page 1 for a reconciliation of Income from Operations to consolidated Net Income

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 12

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

					Investment
For the Nine Months Ended September 30	Lincoln Retirement		Life Insurance		Management		Lincoln UK

	Sep	Sep	Sep	Sep	Sep	Sep	Sep	Sep
	2005	2004	2005	2004	2005	2004	2005	2004
Operating Revenue
Premiums	$36.5	$23.1	$140.9	$140.4	$-	$-	$47.9	$55.4
Surrender charges	21.6	18.6	31.9	37.6	1.8	1.4	-	-
Mortality assessments	-	-	395.8	388.2	-	-	27.4	29.7
Expense assessments	527.5	423.4	150.8	150.6	51.3	41.2	82.4	75.6
Investment advisory fees	-	-	-	-	274.3	275.5	-	-
Other revenue and fees	(4.3)	(4.3)	25.0	23.4	48.0	49.5	37.4	36.8
Net investment income	1,103.3	1,127.9	729.5	709.0	39.8	39.4	60.8	55.4
Total Operating Revenue	1,684.7	1,588.7	1,473.9	1,449.2	415.1	407.2	255.9	252.9

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	173.1	146.5	320.3	297.6	-	-	88.5	79.2
Div accum & div to policyholders	-	-	54.1	53.8	-	-	-	-
Interest credited to policy bal.	616.0	625.6	440.0	432.6	20.8	20.1	-	-
Def. sales inducements net of amortization	(32.6)	(29.1)	-	-	-	-	-	-
Total insurance benefits	756.5	743.0	814.5	784.0	20.8	20.1	88.5	79.2
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	463.5	430.0	253.3	231.7	44.2	41.3	2.2	1.9
Operating and administrative expenses	189.3	172.3	133.1	125.7	320.8	292.7	74.1	66.9
Taxes, licenses and fees	9.0	12.1	39.2	36.7	8.0	14.0	-	-
Subtotal	661.9	614.3	425.6	394.1	372.9	348.0	76.3	68.8
Net DAC (deferral) amortization	(217.9)	(198.9)	(135.8)	(98.2)	(15.9)	(23.3)	52.6	50.9
PVIF amortization	14.3	17.8	46.9	65.8	-	-	(7.5)	12.5
Other intangibles amortization	-	-	-	-	5.8	5.9	-	-
Total underwriting, acquisition,
insurance and other expenses	458.3	433.1	336.7	361.8	362.8	330.7	121.4	132.3
Total Operating Expenses	1,214.8	1,176.2	1,151.1	1,145.8	383.6	350.8	209.9	211.4

Income from Operations before federal taxes	469.9	412.5	322.8	303.4	31.5	56.4	46.0	41.5

Federal income taxes	115.6	98.3	104.1	97.1	10.1	18.0	16.1	14.5

Income from Operations	$354.2	$314.1	$218.7	$206.3	$21.4	$38.3	$29.9	$27.0

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 12A

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

	Corporate and		Consolidating
For the Nine Months Ended September 30	Other Operations		Adjustments		Consolidated *

	Sep	Sep	Sep	Sep	Sep	Sep
	2005	2004	2005	2004	2005	2004
Operating Revenue
Premiums	$0.7	$1.3	$-	$-	$226.0	$220.2
Surrender charges	-	-	-	-	55.3	57.6
Mortality assessments	-	-	-	-	423.2	417.9
Expense assessments	-	-	-	-	812.1	690.9
Investment advisory fees	-	-	(74.3)	(79.0)	199.9	196.5
Amortization of deferred gain	56.8	67.9	-	-	56.8	67.9
Other revenue and fees	582.3	457.5	(403.5)	(291.9)	284.9	271.0
Net investment income	103.9	99.6	(3.0)	(1.2)	2,034.2	2,030.0
Total Operating Revenue	743.7	626.1	(480.8)	(372.1)	4,092.5	3,952.0

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	0.3	1.5	-	-	582.2	524.8
Div accum & div to policyholders	-	-	-	-	54.1	53.8
Interest credited to policy bal.	98.6	94.9	-	-	1,175.5	1,173.2
Def. sales inducements net of amortization	-	-	-	-	(32.6)	(29.1)
Total insurance benefits	98.9	96.4	-	-	1,779.1	1,722.7
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	363.5	229.4	(196.7)	(132.6)	930.0	801.8
Operating and administrative expenses	262.1	285.0	(281.9)	(238.3)	697.5	704.3
Taxes, licenses and fees	21.9	19.6	-	-	78.1	82.3
Subtotal	647.5	534.0	(478.6)	(370.9)	1,705.6	1,588.4
Net DAC (deferral) amortization	0.3	0.3	-	-	(316.7)	(269.2)
PVIF amortization	-	-	-	-	53.6	96.1
Other intangibles amortization	-	-	-	-	5.8	5.9
Total underwriting, acquisition,
insurance and other expenses	647.8	534.3	(478.6)	(370.9)	1,448.4	1,421.3
Interest	67.6	73.1	(2.2)	(1.2)	65.4	71.9
Foreign Exchange	-	-	-	-	-	-
Total Operating Expenses	814.3	703.8	(480.8)	(372.1)	3,292.9	3,215.9

Income from Operations before federal taxes	(70.6)	(77.7)	-	-	799.6	736.0

Federal income taxes	(65.7)	(26.8)	-	-	180.3	201.2

Income from Operations	$(4.9)	$(50.9)	$(0.0)	$0.0	$619.3	$534.9

* See page 1 for a reconciliation of Income from Operations to consolidated Net Income

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 13

Five Year Comparative Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]

	As of December 31,
ASSETS	2000	2001	2002	2003	2004

Investments
Corporate bonds	$21,249.7	$23,105.1	$25,934.7	$25,868.5	$26,889.0
U.S. government bonds	542.9	410.5	513.6	225.8	163.0
Foreign government bonds	1,321.1	1,174.7	1,110.2	1,194.6	1,285.9
Mortgage backed securities	4,160.4	3,524.7	5,015.5	5,195.6	6,090.5
State and municipal bonds	14.6	44.7	114.4	152.8	166.0
Preferred stocks-redeemable	161.2	85.9	79.0	132.2	106.1
Common stocks	436.6	319.3	228.0	98.4	69.8
Preferred stocks-equity	113.1	151.2	109.2	100.7	91.3
Total AFS Securities	27,999.5	28,816.1	33,104.7	32,968.6	34,861.7
Trading securities	-	-	-	3,120.1	3,237.4
Mortgage loans	4,663.0	4,535.5	4,205.5	4,195.0	3,856.9
Real estate	282.0	267.9	279.7	112.9	191.4
Policy loans	1,960.9	1,939.7	1,945.6	1,924.4	1,870.6
Other long-term investments	463.3	553.8	464.4	456.7	489.3
Total Investments	35,368.6	36,113.1	39,999.9	42,777.6	44,507.3

Invest in unconsol affiliates	6.4	8.1	-	-	-
Cash and invested cash	1,927.4	3,095.5	1,690.5	1,711.2	1,661.7
Property and equipment	228.2	257.5	242.1	235.2	207.1
Premiums and fees receivable	296.7	400.1	212.9	352.1	232.9
Accrued investment income	546.4	563.5	536.7	522.7	525.1
Assets held in separate accounts	50,579.9	44,833.4	36,178.3	46,565.2	55,204.6
Federal income taxes recoverable	234.1	55.5	317.7	45.9	-
Amounts recoverable from reinsurers	3,747.7	6,030.4	7,280.0	7,839.2	7,067.5
Deferred acquisition costs	3,070.5	2,866.8	2,939.7	3,147.1	3,445.0
Other intangible assets	73.7	68.6	73.0	79.1	106.4
Present value of in-force	1,483.3	1,362.5	1,250.1	1,196.5	1,095.2
Goodwill	1,286.0	1,211.8	1,233.2	1,234.7	1,195.9
Other	1,021.6	1,174.9	1,230.3	1,038.3	970.5
Total Assets	$99,870.6	$98,041.6	$93,184.6	$106,744.9	$116,219.3

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Investment Contract Liabilities:
Reserves	$20,365.0	$20,454.9	$22,639.3	$23,549.8	$23,242.1
Unpaid claims	1,316.6	1,087.5	778.4	1,058.4	1,080.3
Unearned premiums	46.5	66.9	141.2	104.5	5.8
Premium deposit funds	17,715.5	18,585.0	20,518.8	21,769.3	22,215.1
Participating policyholders' funds	139.4	100.2	156.7	155.1	145.3
Other policyholders' funds	522.2	562.7	610.9	680.9	714.0
Liability related to separate accounts	50,579.9	44,833.4	36,178.3	46,565.2	55,204.6
Total Ins and Inv Contr Liabilities	90,685.1	85,690.6	81,023.6	93,883.2	102,607.1

Federal income tax liabilities	-	-	-	-	77.6
Short-term debt	312.9	350.2	153.0	44.0	214.4
Long-term debt	712.2	861.8	1,119.2	1,117.5	1,048.6
Junior subordinated debentures issued to affiliated trusts	745.0	474.7	392.7	341.3	339.8
Embedded derivative - modco	-	-	-	352.3	375.3
Other liabilities	2,434.7	4,216.1	4,171.5	4,270.1	4,467.8
Deferred gain on indemnity reinsurance	-	1,144.5	977.1	924.8	913.0
Total Liabilities	94,890.0	92,737.8	87,837.2	100,933.2	110,043.7

Unrealized gains	12.0	217.2	781.6	815.1	836.9
Foreign currency	22.0	(8.0)	50.8	109.0	154.3
Minimum pension liability adjustment	-	(36.0)	(97.8)	(55.1)	(60.5)
Shareholders' equity- other	4,946.6	5,130.6	4,612.9	4,942.6	5,244.9
Total Shareholders' Equity	4,980.6	5,303.8	5,347.5	5,811.6	6,175.6

Total Liabilities
and Shareholders' Equity	$99,870.6	$98,041.6	$93,184.6	$106,744.9	$116,219.3

Shareholders' Equity Per Share
Book Value, Excluding AOCI	$25.88	$27.39	$25.97	$27.69	$30.17
Common shares outstanding (in millions)	191.2	187.3	177.6	178.5	173.8

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 14

Quarterly Balance Sheet
Unaudited [Millions of Dollars, except Common Share Data]

	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
	2003	2003	2004	2004	2004	2004	2005	2005	2005
ASSETS

Investments
Corporate bonds	$28,286.3	$25,868.5	$26,209.2	$25,638.1	$26,750.0	$26,889.0	$26,305.9	$26,757.7	$26,453.6
U.S. government bonds	522.5	225.8	234.2	156.3	162.9	163.0	165.7	174.4	158.3
Foreign government bonds	1,352.9	1,194.6	1,321.0	1,223.8	1,233.8	1,285.9	1,296.7	1,248.0	1,195.0
Mortgage backed securities	4,992.7	5,195.6	5,617.0	5,524.1	5,793.4	6,090.5	6,193.8	6,503.0	6,237.1
State and municipal bonds	164.0	152.8	164.1	164.8	168.8	166.0	156.3	160.8	157.9
Preferred stocks - redeemable	65.6	132.2	120.9	100.7	113.9	106.1	106.5	131.2	123.0
Common stocks	131.8	98.4	97.4	92.3	86.5	69.8	65.2	64.2	62.2
Preferred stocks-equity	111.2	100.7	100.2	90.5	91.6	91.3	89.6	90.3	89.4
Total AFS Securities	35,626.9	32,968.6	33,864.1	32,990.5	34,400.8	34,861.7	34,379.6	35,129.6	34,476.5
Trading securities	-	3,120.1	3,191.3	3,087.9	3,223.6	3,237.4	3,206.5	3,345.1	3,287.0
Mortgage loans	4,151.5	4,195.0	3,988.5	3,865.4	3,831.3	3,856.9	3,805.7	3,750.6	3,696.2
Real estate	249.8	112.9	104.8	104.3	135.1	191.4	213.4	209.8	196.6
Policy loans	1,910.5	1,924.4	1,876.7	1,871.3	1,871.9	1,870.6	1,860.5	1,866.9	1,856.4
Other long-term investments	484.7	456.7	476.3	442.9	463.8	489.3	516.5	561.3	572.3
Total Investments	42,423.3	42,777.6	43,501.7	42,362.5	43,926.6	44,507.3	43,982.2	44,863.3	44,085.0

Cash and invested cash	1,960.6	1,711.2	2,255.5	2,213.7	1,996.0	1,661.7	1,499.1	1,658.9	1,601.9
Property and equipment	237.3	235.2	229.5	225.5	217.7	207.1	203.9	187.9	185.6
Premiums and fees receivable	306.5	352.1	337.5	265.2	248.8	232.9	299.3	222.8	332.6
Accrued investment income	560.2	522.7	547.9	543.7	573.2	525.1	557.6	537.5	565.2
Assets held in separate accounts	41,283.4	46,565.2	48,557.9	49,343.7	49,657.9	55,204.6	55,387.2	57,240.0	60,811.5
Federal income taxes recoverable	-	45.9	-	204.0	-	-	5.0	-	-
Amount recoverable from reinsurers	7,537.9	7,839.2	7,865.7	7,138.7	7,031.9	7,067.5	7,336.5	7,241.6	7,211.0
Deferred acquisition costs	2,879.7	3,147.1	2,999.0	3,521.4	3,326.8	3,445.0	3,712.7	3,554.5	3,904.0
Other intangible assets	75.5	79.1	85.8	93.6	98.7	106.4	113.8	124.4	134.0
Present value of in-force	1,192.5	1,196.5	1,180.0	1,155.8	1,103.9	1,095.2	1,073.1	1,041.7	1,019.4
Goodwill	1,233.7	1,234.7	1,235.2	1,235.0	1,195.0	1,195.9	1,195.7	1,194.8	1,194.6
Other	1,134.9	1,038.3	1,074.2	1,015.1	1,000.7	970.5	986.1	1,086.0	1,059.9
Total Assets	$100,825.5	$106,744.9	$109,869.9	$109,317.9	$110,377.1	$116,219.3	$116,352.2	$118,953.4	$122,104.6

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
Reserves	$23,117.1	$23,549.8	$23,704.6	$23,165.1	$23,010.1	$23,242.1	$23,498.2	$23,555.6	$23,690.2
Unpaid claims	1,041.2	1,058.4	1,076.8	1,083.5	1,067.0	1,080.3	1,164.9	1,114.2	1,037.7
Unearned premiums	26.9	104.5	104.3	9.3	7.5	5.8	3.1	1.9	1.2
Premium deposit funds	21,680.2	21,769.3	21,827.4	22,017.0	22,218.9	22,215.1	22,026.0	22,075.8	21,932.7
Participating policyholders' funds	179.2	155.1	171.1	165.9	165.2	145.3	128.1	146.3	123.3
Other policyholders' funds	671.5	680.9	688.1	698.5	703.4	714.0	716.1	717.6	740.2
Liab related to separate accounts	41,283.4	46,565.2	48,557.9	49,343.7	49,657.9	55,204.6	55,387.2	57,240.0	60,811.5
Total Ins and Inv Contr Liabilities	87,999.6	93,883.2	96,130.3	96,483.1	96,830.1	102,607.1	102,923.6	104,851.5	108,336.9

Federal income taxes	37.1	-	108.1	-	83.8	77.6	-	160.8	31.5
Short-term debt	76.5	44.0	38.0	30.0	0.0	214.4	194.0	222.5	165.1
Long-term debt	1,118.5	1,117.5	1,317.7	1,313.7	1,315.4	1,048.6	1,046.6	1,000.6	999.5
Junior subordinated debentures issued to
affiliated trusts	333.6	341.3	344.7	337.6	341.1	339.8	336.6	338.7	335.9
Embedded derivative - modco	-	352.3	440.6	252.6	365.5	375.3	313.5	420.3	314.1
Other liabilities	4,724.8	4,270.1	4,440.4	4,493.6	4,537.9	4,467.8	4,601.3	4,721.1	4,782.1
Deferred gain on indemnity reinsurance	949.0	924.8	906.6	888.4	932.4	913.0	893.7	874.5	855.2
Total Liabilities	95,239.1	100,933.2	103,726.4	103,799.0	104,406.3	110,043.7	110,309.3	112,590.0	115,820.2

Unrealized gains on investments	804.5	793.1	1,038.0	412.0	780.1	822.9	582.9	851.2	569.0
Gains - derivatives	23.2	22.1	29.0	18.5	19.8	14.0	7.7	11.9	8.9
Foreign currency	67.0	109.0	128.9	120.8	116.9	154.3	146.5	109.4	99.6
Minimum pension liability	(99.0)	(55.1)	(56.6)	(56.0)	(55.8)	(60.5)	(60.0)	(57.3)	(56.6)
Shareholders' equity- other	4,790.6	4,942.6	5,004.2	5,023.6	5,109.8	5,244.9	5,365.8	5,448.3	5,663.5
Total Shareholders' Equity	5,586.4	5,811.6	6,143.5	5,518.9	5,970.8	6,175.6	6,042.9	6,363.5	6,284.4

Total Liabilities
and Shareholders' Equity	$100,825.5	$106,744.9	$109,869.9	$109,317.9	$110,377.1	$116,219.3	$116,352.2	$118,953.4	$122,104.6

Shareholders' Equity Per Share
Book Value, Excluding AOCI	$26.87	$27.69	$27.99	$28.51	$29.23	$30.17	$30.85	$31.56	$32.65
Common shares outstanding (in millions)	178.3	178.5	178.8	176.2	174.8	173.8	173.9	172.6	173.5

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 15

Consolidating Balance Sheets
Unaudited [Millions of Dollars]

					Investment
	Lincoln Retirement		Life Insurance		Management		Lincoln UK

ASSETS	Sep	Dec	Sep	Dec	Sep	Dec	Sep	Dec
	2005	2004	2005	2004	2005	2004	2005	2004
Investments
Corporate bonds	$13,040.1	$13,504.1	$9,072.8	$8,887.9	$523.2	$533.3	$679.6	$739.2
U.S. government bonds	11.4	11.9	67.5	63.8	-	-	-	-
Foreign government bonds	286.5	304.5	165.7	184.7	6.9	6.8	307.9	337.6
Asset/mortgage backed securities	3,419.4	3,332.3	1,877.9	1,739.5	97.0	99.6	-	-
State and municipal bonds	89.9	95.3	50.1	52.4	1.2	1.2	-	-
Preferred stocks-redeemable	61.5	37.6	28.6	25.7	-	-	-	-
Common stocks	-	0.2	0.0	0.2	-	-	43.4	46.4
Preferred stocks-equity	42.6	43.1	14.4	14.8	2.7	2.7	-	-
Total AFS Securities	16,951.3	17,329.1	11,276.9	10,968.9	630.8	643.7	1,030.9	1,123.3
Trading Securities	1,152.5	1,169.6	-	-	-	-	-	-
Mortgage loans	1,769.7	1,936.3	1,592.8	1,554.2	54.3	62.6	0.1	0.1
Real estate	-	-	-	-	-	-	0.2	0.2
Policy loans	432.9	438.7	1,418.5	1,426.0	-	-	4.9	5.9
Allocated investments	3,548.2	3,891.1	1,369.4	1,442.7	153.0	139.9	-	-
Other long-term investments	129.0	61.8	4.3	9.1	-	-	-	-
Total Investments	23,983.5	24,826.6	15,662.0	15,400.9	838.1	846.3	1,036.1	1,129.5

Notes receivable from LNC	316.8	107.8	82.2	130.7	13.5	44.4	-	-
Cash and invested cash	(99.5)	(73.9)	5.4	18.0	63.7	51.1	302.3	282.9
Property and equipment	12.0	10.8	0.8	1.6	31.7	33.3	17.5	20.1
Premium and fees receivable	1.4	0.2	20.5	25.8	53.7	45.4	-	-
Accrued investment income	247.8	243.3	199.8	173.8	9.1	8.6	27.5	22.1
Assets held in separate accounts	45,761.6	40,990.1	2,359.8	2,131.1	5,510.2	4,897.2	7,179.9	7,186.2
Amount recoverable from reinsurers	961.9	1,030.7	1,248.0	1,183.4	-	-	63.1	-
Deferred acquisition costs	1,380.6	1,040.4	1,884.1	1,691.9	146.2	120.4	492.0	590.9
Other intangible assets	118.1	85.5	-	-	15.8	20.9	-	-
Present value of in-force	78.3	92.6	679.6	726.5	-	-	261.5	276.1
Goodwill	64.1	64.1	855.1	855.1	260.8	260.8	14.6	15.9
Other	162.0	134.4	473.1	466.4	106.0	63.1	40.1	60.2
Total Assets	$72,988.6	$68,552.7	$23,470.3	$22,805.0	$7,048.7	$6,391.5	$9,434.7	$9,583.9

	Corporate and		Consolidating
	Other Operations		Adjustments				Consolidated

ASSETS	Sep	Dec	Sep	Dec			Sep	Dec
	2005	2004	2005	2004			2005	2004
Investments
Corporate bonds	$3,138.0	$3,224.5	$-	$-			$26,453.6	$26,889.0
U.S. government bonds	79.4	87.4	-	-			158.3	163.0
Foreign government bonds	428.0	452.3	-	-			1,195.0	1,285.9
Asset/mortgage backed securities	842.8	919.0	-	-			6,237.1	6,090.5
State and municipal bonds	16.8	17.1	-	-			157.9	166.0
Preferred stocks-redeemable	32.9	42.8	-	-			123.0	106.1
Common stocks	18.8	22.9	-	-			62.2	69.8
Preferred stocks-equity	29.8	30.7	-	-			89.4	91.3
Total AFS Securities	4,586.5	4,796.7	-	-			34,476.5	34,861.7
Trading securities	2,134.5	2,067.8	-	-			3,287.0	3,237.4
Mortgage loans	279.4	303.6	-	-			3,696.2	3,856.9
Real estate	196.4	191.1	-	-			196.6	191.4
Policy loans	-	-	-	-			1,856.4	1,870.6
Allocated investments	(5,070.6)	(5,473.7)	-	-			-	-
Other long-term investments	439.1	418.4	-	-			572.3	489.3
Total Investments	2,565.3	2,304.0	(0.0)	(0.0)			44,085.0	44,507.3

Investments In Consolidated Subs	5,932.8	5,545.6	(5,932.8)	(5,545.6)			-	-
Notes receivable from LNC	(331.2)	(152.9)	(81.4)	(130.0)			-	-
Cash and invested cash	1,330.1	1,383.6	-	-			1,601.9	1,661.7
Property and equipment	123.6	141.3	-	-			185.6	207.1
Premium and fees receivable	257.1	161.5	-	-			332.6	232.9
Accrued investment income	81.0	77.4	-	-			565.2	525.1
Assets held in separate accounts	-	-	-	-			60,811.5	55,204.6
Federal income tax recoverable	-	-	-	-			-	-
Amount recoverable from reinsurers	4,938.1	4,853.5	-	-			7,211.0	7,067.5
Deferred acquisition costs	1.1	1.4	-	-			3,904.0	3,445.0
Other intangible assets	-	-	-	-			134.0	106.4
Present value of in-force	-	-	-	-			1,019.4	1,095.2
Goodwill	-	-	-	-			1,194.6	1,195.9
Other	290.4	257.5	(11.7)	(11.0)			1,059.9	970.5
Total Assets	$15,188.3	$14,572.8	$(6,025.9)	$(5,686.7)			$122,104.6	$116,219.3

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 16

Consolidating Balance Sheets
Unaudited [Millions of Dollars]

					Investment
	Lincoln Retirement		Life Insurance		Management		Lincoln UK

LIABILITIES and SHAREHOLDERS' EQUITY	Sep	Dec	Sep	Dec	Sep	Dec	Sep	Dec
	2005	2004	2005	2004	2005	2004	2005	2004
Liabilities
Insurance and Inv Contract Liabilities:
Reserves	$2,256.8	$2,268.9	$15,872.2	$15,411.7	$-	$-	$1,374.8	$1,491.8
Unpaid claims	31.2	38.4	150.5	158.0	-	-	45.3	51.9
Unearned premiums	-	-	-	-	-	-	-	-
Premium deposit funds	21,045.1	21,336.8	18.6	17.1	737.0	716.0	23.1	29.7
Participating policyholders' funds	-	-	123.3	145.3	-	-	-	-
Other policyholders' funds	-	-	735.2	706.1	-	-	-	-
Liability related to separate accounts	45,761.6	40,990.1	2,359.8	2,131.1	5,510.2	4,897.2	7,179.9	7,186.2
Total Insurance and Inv Contract Liabilities	69,094.7	64,634.1	19,259.6	18,569.3	6,247.3	5,613.2	8,623.1	8,759.7

Federal income taxes	372.4	387.0	91.7	208.3	12.9	6.2	82.9	58.6
Notes payable to LNC	38.9	51.4	-	-	-	-	-	-
Embedded derivative - modco	49.7	80.5	2.6	2.5	-	-	-	-
Other liabilities	219.4	157.1	470.8	520.8	247.3	227.5	212.3	215.0
Deferred gain on indemnity reinsurance	-	-	-	-	-	-	-	-
Total Liabilities	69,775.2	65,310.1	19,824.7	19,300.9	6,507.4	5,846.9	8,918.3	9,033.4

Net unrealized gains (losses) on securities	320.3	474.8	164.7	244.2	2.0	3.1	41.1	36.2
Net gains (losses) on derivatives	2.5	4.8	5.9	7.7	-	-	-	-
Foreign currency translation adjustment	-	-	-	-	-	-	81.7	136.4
Minimum pension liability adjustment	-	-	-	-	0.5	-	(44.7)	(48.6)
Other shareholders' equity	2,890.6	2,762.9	3,475.0	3,252.3	538.8	541.5	438.3	426.6
Shareholders' Equity	3,213.4	3,242.5	3,645.5	3,504.1	541.3	544.6	516.3	550.6

Total Liabilities and Shareholders' Equity	$72,988.6	$68,552.7	$23,470.3	$22,805.0	$7,048.7	$6,391.5	$9,434.7	$9,583.9

	Corporate and		Consolidating
	Other Operations		Adjustments				Consolidated

LIABILITIES and SHAREHOLDERS' EQUITY	Sep	Dec	Sep	Dec			Sep	Dec
	2005	2004	2005	2004			2005	2004

Liabilities
Insurance and Inv Contract Liabilities:
Reserves	$4,186.4	$4,069.7	$-	$-			$23,690.2	$23,242.1
Unpaid claims	810.7	832.0	-	-			1,037.7	1,080.3
Unearned premiums	1.2	5.7	-	-			1.2	5.8
Premium deposit funds	108.8	115.6	-	-			21,932.7	22,215.1
Participating policyholders' funds	-	-	-	-			123.3	145.3
Other policyholders' funds	5.0	7.9	-	-			740.2	714.0
Liability related to separate accounts	-	-	-	-			60,811.5	55,204.6
Total Insurance and Inv Contract Liabilities	5,112.1	5,030.9	-	-			108,336.9	102,607.1

Federal income taxes	(528.6)	(583.3)	0.2	0.8			31.5	77.6
Short-term debt	165.1	214.4	-	-			165.1	214.4
Long-term debt	999.5	1,048.6	-	-			999.5	1,048.6
Junior subordinated debentures issued to affiliated trusts	335.9	339.8	-	-			335.9	339.8
Notes payable to LNC	42.5	78.6	(81.4)	(130.0)			-	-
Embedded derivative - modco	261.8	292.3	-	-			314.1	375.3
Other liabilities	3,644.0	3,358.4	(11.7)	(11.0)			4,782.1	4,467.8
Deferred gain on indemnity reinsurance	855.2	913.0	-	-			855.2	913.0
Total Liabilities	10,887.5	10,692.7	(92.9)	(140.3)			115,820.2	110,043.7

Net unrealized gains (losses) on securities	42.0	64.4	(1.1)	-			569.0	822.9
Gains (losses) on derivatives	0.5	1.6	-	-			8.9	14.0
Foreign currency translation adjustment	10.3	10.4	7.5	7.5			99.6	154.3
Minimum pension liability adjustment	(12.3)	(11.9)	-	-			(56.6)	(60.5)
Other shareholders' equity	4,260.4	3,815.5	(5,939.5)	(5,553.9)			5,663.5	5,244.9
Shareholders' Equity	4,300.8	3,880.1	(5,933.1)	(5,546.4)			6,284.4	6,175.6

Total Liabilities and Shareholders' Equity	$15,188.3	$14,572.8	$(6,025.9)	$(5,686.7)			$122,104.6	$116,219.3

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 17

Lincoln Retirement
Income Statements & Operational Data
Unaudited [Millions of Dollars]
						YTD	YTD
						Sep	Sep
For the Year Ended December 31	2000	2001	2002	2003	2004	2004	2005

Operating Revenue
Premiums	$64.3	$77.5	$47.4	$21.9	$33.0	$23.1	$36.5
Surrender charges	41.8	31.2	31.2	28.9	25.0	18.6	21.6
Expense assessments	591.3	508.6	446.2	441.9	580.5	423.4	527.5
Other revenue and fees	11.0	16.7	3.3	8.7	(6.3)	(4.3)	(4.3)
Net investment income	1,430.5	1,399.1	1,457.5	1,483.7	1,495.9	1,127.9	1,103.3
Total Operating Revenue	2,138.9	2,033.1	1,985.5	1,985.1	2,128.0	1,588.7	1,684.7

Operating Expenses
Benefits paid or provided:
Benefits	254.7	263.9	314.1	181.5	189.9	146.5	173.1
Interest credited to policy bal.	866.1	863.8	903.8	867.7	836.0	625.6	616.0
Def. sales inducements net of amortization	-	(12.1)	(12.6)	(14.1)	(40.6)	(29.1)	(32.6)
Total insurance benefits	1,120.8	1,115.7	1,205.3	1,035.1	985.2	743.0	756.5
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	378.9	386.0	385.4	386.0	586.7	430.0	463.5
Operating and administrative expenses	206.6	231.8	231.3	226.2	231.8	172.3	189.3
Taxes, licenses and fees	9.3	13.7	11.5	17.7	14.6	12.1	9.0
Subtotal	594.8	631.6	628.2	630.0	833.1	614.3	661.9
DAC deferral net of amortization	(37.5)	(103.4)	(73.6)	(103.0)	(247.9)	(198.9)	(217.9)
PVIF amortization	24.2	14.7	31.8	9.5	20.0	17.8	14.3
Total underwriting, acquisition,
insurance and other expenses	581.5	542.9	586.3	536.5	605.2	433.1	458.3
Goodwill amortization	(0.6)	1.2	-	-	-	-	-
Total Operating Expenses	1,701.7	1,659.8	1,791.7	1,571.6	1,590.5	1,176.2	1,214.8

Operating income before federal taxes	437.2	373.3	193.9	413.5	537.6	412.5	469.9

Federal income taxes	79.1	57.1	10.5	81.6	123.0	98.3	115.6

Income from Operations	$358.1	$316.2	$183.4	$331.9	$414.6	$314.1	$354.2

Effective tax rate	18.1%	15.3%	5.4%	19.7%	22.9%	23.8%	24.6%

Average capital	$1,602.9	$1,831.4	$2,339.6	$2,400.3	$2,589.1	$2,556.0	$2,740.1
Return on average capital	22.3%	17.3%	7.8%	13.8%	16.0%	16.4%	17.2%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period		$812.5	$894.3	$824.7	$854.6	$854.6	$1,040.4
Deferral		227.8	229.0	223.4	421.9	309.0	334.0
Amortization		(124.4)	(155.4)	(120.4)	(174.0)	(110.0)	(116.2)
Included in Total Benefits and Expenses		103.4	73.6	103.0	247.9	198.9	217.9
Adjustment related to realized (gains) losses
on available-for-sale securities		68.2	73.0	(18.7)	(28.3)	(18.0)	(26.5)
Adjustment related to unrealized (gains) losses
on available-for-sale securities		(90.0)	(201.3)	(54.3)	8.3	(8.7)	148.8
Other*		0.2	(14.8)			-	-
Cumulative effect of accounting change					(42.3)	(42.3)	-
Balance at end of period		$894.3	$824.7	$854.6	$1,040.4	$984.6	$1,380.6

Roll Forward of Present Value of In-Force

Balance at beginning of period		$169.2	$154.5	$122.7	$113.2	$113.2	$92.6
Amortization		(14.7)	(31.8)	(9.5)	(20.0)	(17.8)	(14.3)
Cumulative effect of accounting change		-	-	-	(0.6)	(0.6)	-
Balance at end of period		$154.5	$122.7	$113.2	$92.6	$94.9	$78.3

*Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 18

Lincoln Retirement
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
	2003	2003	2004	2004	2004	2004	2005	2005	2005
Operating Revenue
Premiums	$7.8	$5.6	$6.5	$7.4	$9.2	$9.9	$10.5	$7.8	$18.1
Surrender charges	7.4	6.2	5.9	6.0	6.7	6.4	7.4	6.9	7.3
Expense assessments	115.2	124.8	137.3	140.9	145.2	157.1	164.6	173.1	189.8
Other revenue and fees	8.3	0.5	(0.8)	(2.1)	(1.3)	(2.0)	(1.4)	(1.6)	(1.2)
Net investment income	377.4	369.5	379.0	382.3	366.5	368.0	357.4	386.8	359.1
Total Operating Revenue	516.0	506.6	528.0	534.4	526.2	539.4	538.5	573.0	573.1

Operating Expenses
Benefits paid or provided:
Benefits	44.6	37.1	54.1	52.0	40.5	43.4	52.4	61.5	59.2
Interest credited to policy balances	216.5	214.0	207.8	208.0	209.9	210.4	204.7	206.4	204.9
Def. sales inducements net of amortization	(2.8)	(5.6)	(9.0)	(9.8)	(10.4)	(11.5)	(9.4)	(11.7)	(11.5)
Total insurance benefits	258.2	245.5	252.8	250.2	240.0	242.2	247.8	256.2	252.5
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	96.8	119.6	141.8	146.9	141.3	156.7	149.7	153.4	160.4
Operating and administrative expenses	57.0	58.5	51.7	58.1	62.5	59.6	56.8	64.2	68.4
Taxes, licenses and fees	3.7	4.0	5.2	3.7	3.2	2.5	3.9	2.4	2.7
Subtotal	157.6	182.2	198.7	208.7	207.0	218.8	210.4	220.0	231.5
DAC deferral net of amortization	(27.2)	(42.0)	(60.4)	(61.2)	(77.3)	(49.0)	(49.4)	(64.1)	(104.4)
PVIF amortization	3.3	1.8	3.3	2.9	11.5	2.3	2.4	2.4	9.6
Total underwriting, acquisition,
insurance and other expenses	133.6	141.9	141.6	150.4	141.1	172.1	163.3	158.3	136.7
Total Operating Expenses	391.9	387.4	394.4	400.6	381.2	414.3	411.1	414.4	389.2

Operating income before federal taxes	124.1	119.2	133.6	133.8	145.0	125.1	127.4	158.6	183.9

Federal income taxes	29.8	25.1	31.4	32.1	34.9	24.7	28.8	39.2	47.7

Income from Operations	$94.3	$94.1	$102.2	$101.8	$110.2	$100.5	$98.6	$119.4	$136.2

Effective tax rate	24.0%	21.1%	23.5%	24.0%	24.1%	19.7%	22.6%	24.7%	25.9%

Average capital	$2,386.7	$2,425.4	$2,532.6	$2,575.1	$2,560.5	$2,688.4	$2,661.3	$2,718.3	$2,840.7
Return on average capital	15.8%	15.5%	16.1%	15.8%	17.2%	14.9%	14.8%	17.6%	19.2%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter	$616.3	$721.7	$854.6	$748.7	$1,056.2	$984.6	$1,040.4	$1,214.0	$1,174.8
Deferral	58.9	73.5	101.9	105.5	101.5	112.9	107.0	112.7	114.4
Amortization	(31.6)	(31.5)	(41.5)	(44.4)	(24.2)	(63.9)	(57.6)	(48.6)	(10.0)
Included in Total Benefits and Expenses	27.2	42.0	60.4	61.2	77.3	49.0	49.4	64.1	104.4
Adjustment related to realized (gains) losses
on available-for-sale securities	(31.8)	(16.7)	(10.2)	(6.0)	(1.8)	(10.3)	(10.1)	(8.4)	(8.0)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	109.9	107.6	(113.9)	252.4	(147.2)	17.0	134.2	(94.8)	109.5
Other
Cumulative effect of accounting change			(42.3)
Balance at end-of-quarter	$721.7	$854.6	$748.7	$1,056.2	$984.6	$1,040.4	$1,214.0	$1,174.8	$1,380.6

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter	$118.3	$115.0	$113.2	$109.4	$106.4	$94.9	$92.6	$90.3	$87.9
Amortization	(3.3)	(1.8)	(3.3)	(2.9)	(11.5)	(2.3)	(2.4)	(2.4)	(9.6)
Cumulative effect of accounting change	-	-	(0.6)	-	-	-	-	-	-
Balance at end-of-quarter	$115.0	$113.2	$109.4	$106.4	$94.9	$92.6	$90.3	$87.9	$78.3

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 19

Lincoln Retirement
Account Value Rollforward
Unaudited [Billions of Dollars]

						YTD	YTD
						Sep	Sep
	2000	2001	2002	2003	2004	2004	2005

Fixed Annuities - Balance at Beginning of Year	$18.210	$16.615	$18.004	$20.087	$21.220	$21.220	$21.565

Gross Deposits	2.074	3.342	3.672	3.125	3.110	2.379	2.251
Withdrawals & deaths	(3.283)	(2.448)	(2.637)	(2.074)	(2.227)	(1.640)	(2.038)
Net flows	(1.209)	0.894	1.035	1.051	0.884	0.739	0.213
Transfer from (to) var annuities	(1.329)	(0.428)	0.108	(0.817)	(1.395)	(0.966)	(1.088)
Interest credited	0.944	0.923	0.940	0.899	0.856	0.640	0.629
Fixed Annuities-Gross	16.615	18.004	20.087	21.220	21.565	21.632	21.318
Reinsurance Ceded	(1.221)	(1.514)	(2.003)	(2.353)	(2.297)	(2.316)	(2.257)
Fixed Annuities - Balance at End of Year*	$15.394	$16.491	$18.085	$18.868	$19.268	$19.317	$19.062

Variable Annuities - Balance at Beginning of Year	$41.448	$39.053	$33.999	$26.550	$33.930	$33.930	$40.362

Gross Deposits	3.007	2.792	2.381	2.505	5.082	3.649	4.577
Withdrawals & deaths	(5.024)	(3.905)	(3.394)	(3.181)	(3.797)	(2.807)	(3.165)
Net flows	(2.017)	(1.113)	(1.014)	(0.676)	1.285	0.842	1.411
Transfer from (to) fixed annuities	1.315	0.435	(0.092)	0.803	1.387	0.959	1.096
Invest inc & change in mkt value	(1.693)	(4.376)	(6.344)	7.253	3.760	0.536	2.190
Var Annuities - Balance at End of Year**	$39.053	$33.999	$26.550	$33.930	$40.362	$36.268	$45.059

Total Annuities - Balance at Beginning of Year	$59.658	$55.668	$52.003	$46.637	$55.150	$55.150	$61.927

Gross Deposits	5.080	6.134	6.053	5.630	8.192	6.028	6.828
Withdrawals & deaths	(8.307)	(6.353)	(6.032)	(5.255)	(6.023)	(4.447)	(5.203)
Net flows	(3.227)	(0.219)	0.021	0.375	2.169	1.581	1.624
Transfers	(0.014)	0.007	0.017	(0.014)	(0.008)	(0.007)	0.007
Interest credited & change in mkt value	(0.749)	(3.453)	(5.404)	8.152	4.616	1.176	2.819
Total Gross Annuities- Balance at End of Year	55.667	52.003	46.637	55.150	61.927	57.900	66.377
Reinsurance Ceded	(1.221)	(1.514)	(2.003)	(2.353)	(2.297)	(2.316)	(2.257)
Total Annuities (Net of Ceded) - Balance at End of Year	$54.446	$50.490	$44.634	$52.797	$59.629	$55.585	$64.120

Alliance Mutual Funds - Balance at Beg of Year***	$0.045	$0.375	$0.639	$0.888	$1.856	$1.856	$2.861

Gross Deposits	0.158	0.275	0.362	0.614	0.828	0.605	0.843
Withdrawals & deaths	0.194	0.049	0.069	0.019	(0.075)	(0.058)	(0.202)
Net flows	0.352	0.324	0.432	0.632	0.753	0.547	0.641
Transfers	0.005	(0.007)	(0.030)	0.007	(0.031)	(0.031)	(0.004)
Interest credited & change in mkt value	(0.028)	(0.052)	(0.153)	0.330	0.282	0.058	0.174
Total Alliance Mutual Funds - Balance at End of Year	$0.375	$0.639	$0.888	$1.856	$2.861	$2.430	$3.672

Total Annuities and Alliance Mutual Funds -
Balance Beginning of Year	$59.703	$56.042	$52.642	$47.525	$57.006	$57.006	$64.788

Gross Deposits	5.239	6.409	6.415	6.244	9.020	6.633	7.671
Withdrawals & deaths	(8.113)	(6.304)	(5.962)	(5.236)	(6.098)	(4.505)	(5.405)
Net flows	(2.874)	0.105	0.453	1.007	2.922	2.128	2.266
Transfers	(0.009)	(0.000)	(0.013)	(0.008)	(0.039)	(0.038)	0.003
Interest credited & change in mkt value	(0.777)	(3.505)	(5.558)	8.482	4.898	1.234	2.993
Total Gross Annuities and Alliance - Balance End of Year	56.042	52.642	47.525	57.006	64.788	60.331	70.049
Reinsurance Ceded	(1.221)	(1.514)	(2.003)	(2.353)	(2.297)	(2.316)	(2.257)
Total Annuities and Alliance Mutual Funds
Balance at End of Year - (net of ceded)	$54.821	$51.128	$45.522	$54.653	$62.490	$58.015	$67.792

Run-off Group Pension Accounts - Not Included above	2.952	3.060	2.844	2.947	2.906	2.857	2.877

Total Retirement Segment Account Values - (net of ceded)	$57.773	$54.189	$48.366	$57.600	$65.396	$60.872	$70.669

Var Ann Under Agreement - Included above	0.566	0.438	0.298	0.310	0.266	0.261	0.226

Incremental Deposits****:
Fixed Annuities Incremental Deposits	$1.918	$3.213	$3.600	$3.067	$3.046	$2.328	$2.187
Variable Annuities Incremental Deposits	2.315	1.985	2.207	2.405	4.928	3.526	4.477
Total Annuities Incremental Deposits	4.233	5.198	5.807	5.472	7.974	5.854	6.664
Total Alliance Mutual Funds Incremental Deposits	0.352	0.639	0.362	0.614	0.828	0.605	0.843
Total Annuities and Alliance Mutual Funds
Incremental Deposits	$4.585	$5.837	$6.170	$6.086	$8.802	$6.460	$7.507

* Includes Fixed Annuity products offered under the Alliance program and the Fixed portion of variable annuities.

** Excludes the Fixed portion of variable annuities.

*** Represents amounts attributable to Alliance program mutual fund net flows. Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet.

**** Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 20

Lincoln Retirement
Account Value Rollforward
Unaudited [Billions of Dollars]

	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005

Fixed Annuities - Balance at Beginning of Quarter	$19.563	$20.088	$20.612	$20.864	$21.132	$21.221	$21.281	$21.476	$21.633	$21.565	$21.375	$21.417

Gross Deposits	0.822	0.776	0.778	0.778	0.792	0.817	0.779	0.783	0.732	0.740	0.793	0.718
Withdrawals & deaths	(0.531)	(0.524)	(0.501)	(0.492)	(0.557)	(0.571)	(0.515)	(0.554)	(0.587)	(0.778)	(0.632)	(0.629)
Net flows	0.291	0.253	0.277	0.286	0.235	0.246	0.264	0.228	0.145	(0.038)	0.161	0.090
Transfer from (to) var annuities	(0.007)	0.046	(0.250)	(0.243)	(0.369)	(0.399)	(0.280)	(0.287)	(0.429)	(0.359)	(0.329)	(0.399)
Interest credited	0.240	0.226	0.226	0.225	0.223	0.213	0.211	0.215	0.216	0.207	0.210	0.212
Fixed Annuities - Gross	20.088	20.612	20.864	21.132	21.221	21.281	21.476	21.633	21.565	21.375	21.417	21.319
Reinsurance Ceded	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)	(2.257)
Fixed Annuities - Balance at End of Quarter*	$18.085	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268	$19.084	$19.141	$19.062

Variable Annuities - Balance at Beginning of Quarter	$25.161	$26.550	$25.402	$29.121	$30.185	$33.930	$35.457	$36.064	$36.268	$40.362	$40.510	$42.319

Gross Deposits	0.477	0.452	0.468	0.651	0.933	1.156	1.237	1.257	1.433	1.478	1.513	1.585
Withdrawals & deaths	(0.777)	(0.825)	(0.759)	(0.798)	(0.798)	(0.930)	(0.973)	(0.904)	(0.990)	(1.012)	(1.018)	(1.136)
Net flows	(0.300)	(0.373)	(0.291)	(0.147)	0.135	0.226	0.264	0.352	0.443	0.466	0.495	0.450
Transfer from (to) fixed annuities	0.018	(0.045)	0.249	0.238	0.361	0.393	0.279	0.288	0.427	0.363	0.333	0.400
Invest inc & change in mkt value	1.671	(0.730)	3.761	0.973	3.249	0.908	0.064	(0.436)	3.224	(0.681)	0.981	1.890
Variable Annuities - Balance at End of Quarter**	$26.550	$25.402	$29.121	$30.185	$33.930	$35.457	$36.064	$36.268	$40.362	$40.510	$42.319	$45.059

Total Annuities - Balance at Beginning of Quarter	$44.724	$46.638	$46.014	$49.985	$51.318	$55.151	$56.738	$57.540	$57.901	$61.927	$61.885	$63.736

Gross Deposits	1.299	1.229	1.247	1.430	1.725	1.973	2.016	2.039	2.164	2.218	2.306	2.304
Withdrawals & deaths	(1.308)	(1.349)	(1.261)	(1.290)	(1.355)	(1.501)	(1.487)	(1.459)	(1.576)	(1.790)	(1.650)	(1.764)
Net flows	(0.009)	(0.120)	(0.014)	0.139	0.370	0.472	0.528	0.581	0.588	0.428	0.657	0.539
Transfers	0.011	0.001	(0.001)	(0.005)	(0.008)	(0.006)	(0.001)	0.001	(0.002)	0.004	0.003	0.000
Interest credited & change in mkt value	1.911	(0.504)	3.986	1.198	3.472	1.121	0.275	(0.221)	3.440	(0.474)	1.191	2.102
Fixed Annuities - Gross	46.638	46.014	49.985	51.318	55.151	56.738	57.540	57.901	61.927	61.885	63.736	66.378
Reinsurance Ceded	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)	(2.257)
Total Annuities (Net of Ceded) - Bal at End of Quarter	$44.635	$43.939	$47.817	$49.053	$52.798	$54.387	$55.207	$55.585	$59.630	$59.594	$61.460	$64.120

Alliance Mutual Funds - Balance at Beginning of Quarter***	$0.781	$0.888	$1.072	$1.336	$1.524	$1.856	$2.162	$2.335	$2.430	$2.861	$3.163	$3.432

Gross Deposits	0.069	0.196	0.116	0.148	0.154	0.251	0.187	0.167	0.223	0.421	0.222	0.200
Withdrawals & deaths	0.014	0.020	(0.002)	(0.011)	0.012	(0.011)	(0.015)	(0.032)	(0.017)	(0.074)	(0.022)	(0.107)
Net flows	0.083	0.216	0.113	0.138	0.165	0.240	0.172	0.135	0.206	0.347	0.201	0.093
Transfers	(0.018)	(0.003)	(0.001)	0.006	0.004	0.007	(0.013)	(0.025)	0.000	0.002	(0.006)	(0.000)
Interest credited & change in mkt value	0.042	(0.029)	0.151	0.045	0.162	0.060	0.013	(0.014)	0.225	(0.048)	0.075	0.147
Total Alliance Mutual Funds - Balance at End of Quarter	$0.888	$1.072	$1.336	$1.524	$1.856	$2.162	$2.335	$2.430	$2.861	$3.163	$3.432	$3.672

Total Annuities and Alliance Mutual Funds -
Balance at Beginning of Quarter	$45.505	$47.525	$47.086	$51.321	$52.842	$57.007	$58.900	$59.875	$60.331	$64.788	$65.048	$67.168

Gross Deposits	1.368	1.424	1.363	1.578	1.879	2.223	2.203	2.207	2.387	2.639	2.529	2.504
Withdrawals & deaths	(1.294)	(1.329)	(1.263)	(1.301)	(1.343)	(1.512)	(1.503)	(1.490)	(1.593)	(1.863)	(1.671)	(1.871)
Net flows	0.074	0.095	0.099	0.277	0.536	0.712	0.701	0.716	0.794	0.776	0.857	0.633
Transfers	(0.006)	(0.002)	(0.002)	0.001	(0.004)	0.001	(0.014)	(0.024)	(0.002)	0.006	(0.003)	0.000
Interest credited & change in mkt value	1.953	(0.532)	4.137	1.243	3.634	1.181	0.288	(0.235)	3.665	(0.522)	1.266	2.249
Total Gross Annuities and Alliance Mutual Funds -
Balance at End of Quarter	47.525	47.086	51.321	52.842	57.007	58.900	59.875	60.331	64.788	65.048	67.168	70.050
Reinsurance Ceded	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)	(2.257)
Total Annuities and Alliance Mutual Funds
Balance at End of Quarter (net of ceded)	$45.523	$45.011	$49.152	$50.577	$54.654	$56.550	$57.542	$58.016	$62.491	$62.757	$64.892	$67.793

Run-off Group Pension Accounts - Not Included Above	2.844	2.836	2.888	2.888	2.947	2.943	2.910	2.857	2.906	2.886	2.883	2.877

Total Retirement Segment Account Values - (net of ceded)	$48.367	$47.847	$52.040	$53.466	$57.601	$59.493	$60.452	$60.872	$65.397	$65.643	$67.775	$70.669

Var Ann Under Agreement - Included above	0.298	0.283	0.301	0.296	0.310	0.301	0.283	0.261	0.266	0.244	0.232	0.226

Incremental Deposits****:
Fixed Annuities Incremental Deposits	$0.808	$0.753	$0.768	$0.767	$0.779	$0.795	$0.767	$0.767	$0.718	$0.719	$0.779	$0.689
Variable Annuities Incremental Deposits	0.459	0.433	0.444	0.628	0.899	1.120	1.194	1.212	1.402	1.443	1.476	1.558
Total Annuities Incremental Deposits	1.268	1.186	1.212	1.394	1.679	1.914	1.961	1.979	2.120	2.162	2.256	2.247
Total Alliance Mutual Funds Incremental Deposits	0.069	0.196	0.116	0.148	0.154	0.251	0.187	0.167	0.223	0.421	0.222	0.200
Total Annuities and Alliance Mutual Funds Incremental Deposits	$1.336	$1.382	$1.328	$1.543	$1.833	$2.165	$2.148	$2.146	$2.342	$2.582	$2.478	$2.447

*	Includes Fixed Annuity products offered under the Alliance program and the Fixed portion of variable annuities.

**	Excludes the Fixed portion of variable annuities.

***	Represents amounts attributable to Alliance program mutual fund net flows. Alliance program mutual fund account valuesare not included in the separate accounts reported on our balance sheet.

****	Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 21

Lincoln Retirement
Account Values
Unaudited [Billions of Dollars]

						YTD	YTD
						Sep	Sep
	2000	2001	2002	2003	2004	2004	2005

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.459	$1.712	$1.844	$1.415	$1.026	$0.834	$0.523
Withdrawals	(2.271)	(1.604)	(1.473)	(0.934)	(1.119)	(0.817)	(1.083)
Net Flows	$(1.812)	$0.108	$0.371	$0.481	$(0.093)	$0.017	$(0.560)

Gross Fixed Contract Account Values			$10.475	$11.440	$11.820	$11.811	$11.618
Reinsurance Ceded			(2.003)	(2.353)	(2.297)	(2.316)	(2.257)
Net Fixed Contract Account Values			$8.473	$9.087	$9.522	$9.495	$9.360

Fixed Portion of Variable Contracts
Deposits	$1.615	$1.630	$1.828	$1.710	$2.085	$1.545	$1.728
Withdrawals	(1.012)	(0.844)	(1.164)	(1.140)	(1.108)	(0.823)	(0.955)
Net Flows	$0.603	$0.786	$0.664	$0.570	$0.977	$0.722	$0.773

Fixed Portion of Variable Contract Account Values			$9.612	$9.781	$9.746	$9.822	$9.702

Variable Annuities - including fixed portion of variable contracts
Deposits	$4.622	$4.422	$4.208	$4.215	$7.166	$5.194	$6.305
Withdrawals	(6.036)	(4.748)	(4.558)	(4.320)	(4.904)	(3.630)	(4.121)
Net Flows	$(1.414)	$(0.326)	$(0.350)	$(0.106)	$2.262	$1.564	$2.184

Variable Contract Account Values			$36.162	$43.711	$50.108	$46.090	$54.760

Average Daily Variable Annuity Account Values	$41.541	$35.054	$30.026	$29.002	$36.018	$35.268	$41.812

Alliance Mutual Funds Contracts
Deposits	$0.158	$0.275	$0.362	$0.614	$0.828	$0.605	$0.843
Withdrawals	0.194	0.049	0.069	0.019	(0.075)	(0.058)	(0.202)
Net Flows	$0.352	$0.324	$0.432	$0.632	$0.753	$0.547	$0.641

Alliance Mutual Funds Contract Account Values*	$0.375	$0.639	$0.888	$1.856	$2.861	$2.430	$3.672

Average Daily Alliance Mutual Funds Acct Vals*	$0.235	$0.519	$0.800	$1.371	$2.304	$2.199	$3.298

* Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet

Total Annuity Product Spread Information (1)

Net Investment Income (2) (3)	7.38%	7.38%	6.98%	6.41%	6.28%	6.30%	6.05%
Interest Credited to Policyholders	5.24%	5.33%	4.87%	4.25%	3.92%	3.93%	3.81%
Spread (2) (3)	2.14%	2.05%	2.11%	2.16%	2.37%	2.37%	2.24%

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 20 bps in 2004, 6 bps in 2003 and 7 bps in 2002. The impact was 21 bps in the first nine months of 2004 and 7 bps in the first nine months of 2005.

(3) 2004 includes income from contingent interest received, which contributed $13 million to net investment income or 6 bps to the yield and spread for the full year and 8 bps to yield and spread for 2004 year-to-date through September.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 22

Lincoln Retirement
Account Values
Unaudited [Billions of Dollars]

	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.351	$0.368	$0.356	$0.344	$0.347	$0.365	$0.249	$0.220	$0.192	$0.198	$0.180	$0.145
Withdrawals	(0.228)	(0.208)	(0.235)	(0.238)	(0.253)	(0.269)	(0.261)	(0.286)	(0.302)	(0.454)	(0.303)	(0.326)
Net Flows	$0.123	$0.160	$0.121	$0.106	$0.094	$0.096	$(0.013)	$(0.066)	$(0.110)	$(0.256)	$(0.123)	$(0.182)

Gross Fixed Contract Account Values	$10.475	$10.759	$11.001	$11.226	$11.440	$11.649	$11.755	$11.811	$11.820	$11.684	$11.681	$11.618
Reinsurance Ceded	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)	(2.257)
Net Fixed Contract Account Values	$8.473	$8.684	$8.832	$8.962	$9.087	$9.299	$9.422	$9.495	$9.522	$9.392	$9.404	$9.360

Fixed Portion of Variable Contracts
Deposits	$0.472	$0.408	$0.422	$0.434	$0.445	$0.452	$0.530	$0.563	$0.540	$0.541	$0.613	$0.574
Withdrawals	(0.303)	(0.316)	(0.266)	(0.254)	(0.304)	(0.302)	(0.253)	(0.268)	(0.284)	(0.324)	(0.329)	(0.302)
Net Flows	$0.169	$0.093	$0.156	$0.180	$0.141	$0.151	$0.277	$0.294	$0.255	$0.218	$0.284	$0.271

Fixed Portion of Variable Contract Account Values	$9.612	$9.853	$9.864	$9.906	$9.781	$9.631	$9.721	$9.822	$9.746	$9.691	$9.736	$9.702

Variable Annuities - including fixed portion of variable contracts
Deposits	$0.948	$0.861	$0.891	$1.086	$1.378	$1.608	$1.767	$1.819	$1.972	$2.020	$2.126	$2.159
Withdrawals	(1.080)	(1.141)	(1.026)	(1.052)	(1.102)	(1.232)	(1.226)	(1.172)	(1.274)	(1.336)	(1.347)	(1.438)
Net Flows	$(0.132)	$(0.280)	$(0.135)	$0.034	$0.276	$0.376	$0.541	$0.647	$0.698	$0.684	$0.780	$0.721

Variable Contract Account Values	$36.162	$35.255	$38.985	$40.091	$43.711	$45.088	$45.785	$46.090	$50.108	$50.202	$52.056	$54.760

Average Daily Variable Annuity Account Values	$26.559	$25.899	$27.933	$30.016	$32.158	$35.116	$35.354	$35.334	$38.269	$40.378	$41.010	$44.099

Alliance Mutual Fund Contracts
Deposits	$0.069	$0.196	$0.116	$0.148	$0.154	$0.251	$0.187	$0.167	$0.223	$0.421	$0.222	$0.200
Withdrawals	0.014	0.020	(0.002)	(0.011)	0.012	(0.011)	(0.015)	(0.032)	(0.017)	(0.074)	(0.022)	(0.107)
Net Flows	$0.083	$0.216	$0.113	$0.138	$0.165	$0.240	$0.172	$0.135	$0.206	$0.347	$0.201	$0.093

Alliance Mutual Funds Contract Account Values *	$0.888	$1.072	$1.336	$1.524	$1.856	$2.162	$2.335	$2.430	$2.861	$3.163	$3.432	$3.672

Average Alliance Mutual Funds Account Values*	$0.872	$1.008	$1.262	$1.474	$1.739	$2.044	$2.211	$2.341	$2.620	$3.038	$3.270	$3.592

* Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet

Total Annuity Product Spread Information (1)

Net Investment Income (2)(3)	6.89%	6.61%	6.49%	6.42%	6.13%	6.43%	6.34%	6.14%	6.23%	6.05%	6.06%	6.04%
Interest Credited to Policyholders	4.72%	4.42%	4.29%	4.20%	4.09%	3.97%	3.93%	3.90%	3.87%	3.82%	3.81%	3.80%
Spread (2)(3)	2.17%	2.19%	2.20%	2.22%	2.04%	2.46%	2.41%	2.24%	2.36%	2.23%	2.25%	2.24%

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 4 bps in the 3rd quarter of 2005, 9 bps in the 2nd quarter of 2005, 8 bps in the 1st quarter of 2005, 17 bps in the 4th quarter of 2004, 19 bps in the 3rd quarter of 2004, 38 bps in the 2nd quarter of 2004, 7 bps in the first quarter of 2004 and 3 bps in the fourth quarter of 2003.

(3) 1st quarter 2004 includes income from contingent interest received, which contributed $13 million to net investment income or 27 bps to the yield and spread.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 23

Life Insurance Segment
Income Statements
Unaudited [Millions of Dollars]
						YTD	YTD
						Sep	Sep
For the Year Ended December 31	2000	2001	2002	2003	2004	2004	2005
Operating Revenue
Premiums	$227.3	$212.4	$203.8	$194.9	$194.0	$140.4	$140.9
Surrender charges	66.4	66.1	54.1	53.6	51.8	37.6	31.9
Mortality assessments	465.2	499.4	501.5	516.7	518.7	388.2	395.8
Expense assessments	191.8	191.4	199.5	201.8	208.6	150.6	150.8
Other revenue and fees	14.2	17.9	23.7	28.0	31.4	23.4	25.0
Net investment income	871.5	910.2	899.1	911.1	948.4	709.0	729.5
Total Operating Revenue	1,836.4	1,897.5	1,881.7	1,906.1	1,952.9	1,449.2	1,473.9

Operating Expenses
Benefits paid or provided:
Benefits	411.5	418.6	427.4	416.0	404.0	297.6	320.3
Div accum & div to policyholders	80.8	78.5	76.0	81.6	77.4	53.8	54.1
Interest credited to policy bal.	525.4	569.9	598.6	598.2	579.7	432.6	440.0
Total insurance benefits	1,017.8	1,067.0	1,101.9	1,095.8	1,061.2	784.0	814.4
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	353.7	318.4	330.2	350.1	331.1	231.7	253.3
Operating and administrative expenses	169.4	166.8	162.2	166.2	168.6	125.7	133.1
Taxes, licenses and fees	48.5	49.2	53.2	62.2	49.1	36.7	39.2
Par policyholder interests	1.1					-	-
Subtotal	572.7	534.5	545.6	578.5	548.9	394.1	425.6
DAC deferral net of amortization	(286.5)	(229.8)	(230.7)	(235.2)	(152.2)	(98.2)	(135.8)
PVIF amortization	103.7	75.9	73.9	81.4	82.2	65.8	46.9
Total underwriting, acquisition,
insurance and other expenses	389.9	380.5	388.8	424.7	478.9	361.8	336.7
Goodwill amortization	23.7	23.7
Total Operating Expenses	1,431.4	1,471.2	1,490.8	1,520.6	1,540.0	1,145.8	1,151.1

Operating income before federal taxes	405.0	426.3	390.9	385.5	412.9	303.4	322.8

Federal income taxes	148.4	151.0	121.9	120.9	132.6	97.1	104.1

Income from Operations	$256.7	$275.3	$269.0	$264.5	$280.3	$206.3	$218.7

Effective Tax Rate	36.6%	35.4%	31.2%	31.4%	32.1%	32.0%	32.2%

Average capital	$2,641.3	$2,734.4	$2,846.3	$2,849.9	$3,036.1	$3,002.4	$3,383.7
Return on average capital	9.7%	10.1%	9.4%	9.3%	9.2%	9.2%	8.6%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period		$1,079.3	$1,265.7	$1,424.5	$1,578.3	$1,578.3	$1,691.9
Deferral		324.8	336.5	370.8	365.2	255.5	278.0
Amortization		(95.0)	(105.8)	(135.5)	(213.0)	(157.4)	(142.2)
Included in Total Operating Expenses		229.8	230.7	235.2	152.2	98.2	135.8
Adjustment related to realized (gains) losses
on available-for-sale securities		43.0	39.7	(31.9)	(16.1)	(11.0)	(13.3)
Adjustment related to unrealized (gains) losses
on available-for-sale securities		(89.0)	(130.9)	(49.5)	(25.6)	(21.9)	69.7
Other*		2.5	19.3		3.2	3.0	-
Balance at end of period		$1,265.7	$1,424.5	$1,578.3	$1,691.9	$1,646.4	$1,884.1

Roll Forward of Present Value of In-Force

Balance at beginning of period		$1,040.5	$963.9	$890.0	$808.6	$808.6	$726.5
Amortization		(75.9)	(73.9)	(81.4)	(82.2)	(65.8)	(46.9)
Other		(0.7)	-	-	-	-	-
Balance at end of period		$963.9	$890.0	$808.6	$726.5	$742.8	$679.6

Roll Forward of Deferred Front-End Loads**

Balance at beginning of period		$133.0	$179.7	$228.6	$292.7	$292.7	$326.6
Deferral		74.1	85.8	92.1	98.0	70.7	61.9
Amortization		(27.4)	(37.0)	(27.9)	(64.1)	(47.0)	(33.1)
Included in Income from Operations		46.7	48.9	64.1	33.9	23.7	28.8
Balance at end of period		$179.7	$228.6	$292.7	$326.6	$316.4	$355.4

*	Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002. 2004 reflects the DAC unlocking resulting from the implementation of SOP 03-1.

**	Included in Insurance and Investment Contract Liabilities on the Balance Sheet.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 24

Life Insurance Segment
Income Statements
Unaudited [Millions of Dollars]

For the Quarter Ended	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
	2003	2003	2004	2004	2004	2004	2005	2005	2005

Premiums	$45.2	$52.2	$47.9	$48.3	$44.3	$53.6	$45.6	$47.9	$47.5
Surrender charges	13.7	16.1	13.8	12.7	11.1	14.2	12.0	9.1	10.8
Mortality assessments	130.2	128.4	128.5	129.6	130.1	130.5	133.3	132.7	129.8
Expense assessments	48.9	55.0	49.8	51.0	49.8	58.0	48.8	50.2	51.8
Other revenue and fees	6.4	8.4	7.8	8.2	7.3	8.1	8.2	8.2	8.6
Net investment income	226.4	228.1	235.7	234.9	238.4	239.4	236.3	249.2	244.1
Total Operating Revenue	470.8	488.2	483.4	484.8	481.1	503.7	484.2	497.3	492.4

Operating Expenses
Benefits paid or provided:
Benefits	118.5	83.2	97.4	104.4	95.8	106.4	97.4	105.0	117.9
Div accum & div to policyholders	15.9	33.8	18.5	18.6	16.7	23.6	18.4	18.4	17.3
Interest credited to policy bal.	150.7	147.5	144.8	143.9	143.8	147.1	145.8	145.2	149.0
Total insurance benefits	285.1	264.5	260.7	267.0	256.3	277.2	261.6	268.6	284.3
Underwriting, acquisition,
insurance and other expenses:
Commissions and other-volume related expenses	82.7	106.9	78.0	73.0	80.7	99.4	77.2	83.5	92.6
Operating and administrative expenses	41.7	45.4	38.5	40.7	46.5	42.9	40.7	42.2	50.3
Taxes, licenses and fees	16.1	18.0	12.4	11.5	12.8	12.5	14.7	12.5	11.9
Subtotal	140.5	170.3	128.9	125.2	140.0	154.7	132.6	138.2	154.8
DAC deferral net of amortization	(66.9)	(74.1)	(35.0)	(37.3)	(25.9)	(54.0)	(25.2)	(34.0)	(76.6)
PVIF amortization	26.9	19.9	18.5	17.5	29.8	16.4	15.5	12.5	18.9
Total underwriting, acquisition,
insurance and other expenses	100.6	116.1	112.4	105.4	144.0	117.1	122.9	116.7	97.1
Total Operating Expenses	385.6	380.6	373.1	372.4	400.3	394.3	384.5	385.3	381.3

Operating income before federal taxes	85.2	107.6	110.3	112.4	80.7	109.5	99.7	112.0	111.1
	-	-	-	-	-	-	-	-	-
Federal income taxes	26.5	34.3	35.5	36.2	25.4	35.5	32.0	36.2	36.0
	-	-	-	-	-	-	-	-	-
Income from Operations	$58.7	$73.4	$74.8	$76.2	$55.4	$74.0	$67.7	$75.8	$75.1

Effective Tax Rate	31.1%	31.8%	32.2%	32.2%	31.4%	32.4%	32.1%	32.3%	32.4%

Average capital	$2,849.0	$2,893.7	$2,927.4	$2,993.5	$3,086.4	$3,137.0	$3,300.3	$3,417.8	$3,432.9
Return on average capital	8.2%	10.1%	10.2%	10.2%	7.2%	9.4%	8.2%	8.9%	8.8%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter	$1,381.3	$1,483.4	$1,578.3	$1,534.8	$1,734.8	$1,646.4	$1,691.9	$1,786.7	$1,714.8
Deferral	88.0	112.1	83.7	81.1	90.8	109.7	85.0	91.1	102.0
Amortization	(21.1)	(38.0)	(48.7)	(43.8)	(64.9)	(55.7)	(59.8)	(57.0)	(25.3)
Included in Total Operating Expenses	66.9	74.1	35.0	37.3	25.9	54.0	25.2	34.0	76.6
Adjustment related to realized (gains) losses
on available-for-sale securities	(27.6)	(11.0)	(3.8)	(2.4)	(4.8)	(5.0)	(2.0)	(5.9)	(5.4)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	62.8	31.9	(77.6)	165.0	(109.3)	(3.7)	71.6	(100.1)	98.1
Other*	-	-	3.0	0.2	(0.1)	0.2	-	-	-
Balance at end-of-quarter	$1,483.4	$1,578.3	$1,534.8	$1,734.9	$1,646.4	$1,691.9	$1,786.7	$1,714.8	$1,884.1

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter	$855.5	$828.5	$808.6	$790.1	$772.6	$742.8	$726.5	$710.9	$698.5
Amortization	(26.9)	(19.9)	(18.5)	(17.5)	(29.8)	(16.4)	(15.5)	(12.5)	(18.9)
Balance at end-of-quarter	$828.5	$808.6	$790.1	$772.6	$742.8	$726.5	$710.9	$698.5	$679.6

Roll Forward of Deferred Front-End Loads**

Balance at beginning-of-quarter	$252.2	$283.1	$292.7	$301.5	$312.2	$316.4	$326.6	$327.9	$331.5
Deferral	23.1	23.6	22.8	24.1	23.8	27.3	21.1	20.9	19.9
Amortization	7.8	(14.0)	(14.0)	(13.4)	(19.6)	(17.1)	(19.7)	(17.3)	4.0
Included in Income from Operations	30.8	9.6	8.9	10.7	4.2	10.2	1.4	3.6	23.9
Balance at end-of-quarter	$283.1	$292.7	$301.5	$312.2	$316.4	$326.6	$327.9	$331.5	$355.4

*	First quarter of 2004 reflects the DAC unlocking resulting from the implementation of SOP 03-1.

**	Included in Insurance and Investment Contract Liabilities on the Balance Sheet

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 25

Life Insurance Segment
Operational Data
Unaudited [Millions of Dollars]

											YTD	YTD
											Sep	Sep
For the Year Ended December 31						2000	2001	2002	2003	2004	2004	2005
First Year Premiums by Product (Millions)
Universal Life
Excluding MoneyGuard						$195.1	$184.7	$356.9	$417.0	$401.1	$286.5	$294.0
MoneyGuard						94.1	107.9	138.4	224.7	244.5	177.9	163.5
Total						289.3	292.7	495.3	641.6	645.6	464.4	457.5
Variable Universal Life						218.7	228.6	134.5	79.4	84.8	57.4	73.2
Whole Life						22.4	26.3	30.3	34.4	41.2	28.0	26.3
Term						41.9	30.8	32.3	40.2	41.0	31.5	25.7
Total Retail						572.3	578.4	692.3	795.7	812.6	581.4	582.8
Corporate Owned Life Insurance (COLI)						87.0	47.3	88.1	125.6	73.7	53.3	57.4
Total						$659.3	$625.6	$780.4	$921.3	$886.2	$634.7	$640.2

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors						$200.6	$196.1	$201.7	$223.5	$209.3	$143.2	$133.0
Lincoln Financial Distributors						444.7	413.0	556.3	631.9	623.7	456.3	476.3
Other*						14.0	16.6	22.4	65.8	53.2	35.2	30.8
Total by Distribution						$659.3	$625.6	$780.4	$921.3	$886.2	$634.7	$640.2

Life Insurance In-Force (Billions)
Universal Life & Other						$115.872	$121.168	$126.016	$129.623	$132.120	$130.989	$134.483
Term Insurance						100.130	113.226	127.880	151.717	172.459	167.979	184.334
Total Life Segment In-Force						$216.002	$234.394	$253.896	$281.340	$304.579	$298.967	$318.817

For the Quarter Ended	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005
First Year Premiums by Product (Millions)

Universal Life
Excluding MoneyGuard	$137.8	$84.5	$93.8	$114.2	$124.5	$95.7	$100.7	$90.1	$114.5	$87.1	$104.1	$102.9
MoneyGuard	39.3	46.3	48.9	58.2	71.4	56.2	61.1	60.7	66.6	49.4	53.4	60.7
Total	177.1	130.8	142.7	172.3	195.9	151.9	161.8	150.8	181.1	136.4	157.4	163.6
Variable Universal Life	27.0	24.4	14.1	16.6	24.4	22.5	17.7	17.2	27.5	25.9	23.8	23.4
Whole Life	11.0	6.5	7.1	8.5	12.3	10.8	7.6	9.7	13.1	7.8	8.3	10.2
Term	8.1	9.1	9.6	10.5	10.9	10.5	10.6	10.4	9.4	9.2	8.6	8.0
Total Retail	223.2	170.7	173.5	208.0	243.5	195.6	197.8	188.1	231.2	179.3	198.1	205.3
Corporate Owned Life Insurance (COLI)	26.8	10.6	61.8	23.7	29.6	14.2	9.9	29.2	20.4	24.8	10.2	22.3
Total	$249.9	$181.3	$235.3	$231.7	$273.1	$209.8	$207.6	$217.3	$251.5	$204.1	$208.4	$227.6

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	$64.9	$42.1	$46.8	$66.2	$68.5	$47.7	$47.2	$48.2	$66.1	$43.1	$44.3	$45.6
Lincoln Financial Distributors	171.1	131.7	148.3	156.8	195.2	151.4	152.9	152.0	167.4	149.7	153.5	173.0
Other*	13.9	7.5	40.2	8.7	9.4	10.6	7.5	17.1	18.0	11.3	10.6	9.0
Total by Distribution	$249.9	$181.3	$235.3	$231.7	$273.1	$209.8	$207.6	$217.3	$251.5	$204.1	$208.4	$227.6

Insurance In-Force (Billions)
Universal Life & Other	$126.016	$126.414	$127.276	$127.855	$129.623	$129.669	$130.294	$130.989	$132.120	$132.436	$133.347	$134.483
Term Insurance	127.880	133.251	139.191	145.480	151.717	157.338	162.953	167.979	172.459	176.541	180.659	184.334
Total Segment In-Force	$253.896	259.666	$266.467	$273.335	$281.340	$287.007	$293.247	$298.967	$304.579	$308.976	$314.005	$318.817

*Other consists of distribution arrangements with third-party intermediaries.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 26

Life Insurance Segment
Life Insurance Account Value Rollforward
Unaudited [Billions of Dollars]
						YTD	YTD
						Sep	Sep
	2000	2001	2002	2003	2004	2004	2005
Universal Life-Bal Beg-of-Year	$6.650	$6.976	$7.508	$8.211	$9.030	$9.030	$9.648
Deposits	0.955	1.043	1.332	1.532	1.433	1.020	1.003
Withdrawals & deaths	(0.426)	(0.319)	(0.426)	(0.437)	(0.474)	(0.357)	(0.318)
Net flows	0.528	0.724	0.906	1.095	0.959	0.663	0.686
Policyholder assessments	(0.584)	(0.598)	(0.648)	(0.702)	(0.753)	(0.557)	(0.591)
Interest credited	0.382	0.405	0.428	0.427	0.413	0.308	0.311
Acq of new business/transfers between segments	-	-	0.018	-	-	-	-
Universal Life-Bal End of Year (1)	$6.976	$7.508	$8.211	$9.030	$9.648	$9.444	$10.053

Variable Universal Life-Bal Beg-of-Year	$1.605	$1.808	$1.746	$1.690	$2.195	$2.195	$2.520
Deposits	0.607	0.584	0.504	0.448	0.560	0.369	0.399
Withdrawals & deaths	(0.132)	(0.251)	(0.193)	(0.208)	(0.315)	(0.204)	(0.196)
Net flows	0.475	0.332	0.311	0.240	0.245	0.165	0.203
Policyholder assessments	(0.141)	(0.170)	(0.186)	(0.191)	(0.194)	(0.144)	(0.148)
Invest inc & chg in mkt value	(0.130)	(0.225)	(0.313)	0.457	0.273	0.060	0.160
Acq of new business/transfers between segments	-	-	0.132	-	-	-	-
Variable Universal Life -Bal end of year	$1.808	$1.746	$1.690	$2.195	$2.520	$2.275	$2.734

Interest Sensitive Whole Life - Bal Beg-of-Year	$1.963	$2.062	$2.123	$2.186	$2.195	$2.195	$2.214
Deposits	0.322	0.307	0.301	0.279	0.250	0.168	0.190
Withdrawals & deaths	(0.168)	(0.200)	(0.199)	(0.236)	(0.207)	(0.157)	(0.172)
Net flows	0.154	0.107	0.103	0.043	0.043	0.011	0.018
Policyholder assessments	(0.168)	(0.164)	(0.167)	(0.159)	(0.149)	(0.108)	(0.131)
Interest credited	0.113	0.118	0.127	0.125	0.126	0.095	0.112
Int Sensitive Whole Life-Bal End -of -Year	$2.062	$2.123	$2.186	$2.195	$2.214	$2.193	$2.213

Total Segment- Life Insurance Account Values
Bal Beg-of-Year	$10.217	$10.847	$11.377	$12.086	$13.420	$13.420	$14.382
Deposits	1.884	1.934	2.138	2.259	2.243	1.557	1.592
Withdrawals & deaths	(0.727)	(0.771)	(0.818)	(0.881)	(0.996)	(0.718)	(0.686)
Net flows	1.158	1.163	1.320	1.377	1.247	0.839	0.906
Policyholder assessments	(0.893)	(0.931)	(1.002)	(1.053)	(1.096)	(0.809)	(0.870)
Invest inc & change in market value	0.364	0.299	0.241	1.009	0.812	0.463	0.583
Acq of new business/transfers between segments	-	-	0.150	-	-	-	-
Total Segment -Bal end of year	$10.847	$11.377	$12.086	$13.420	$14.382	$13.912	$15.001

Life Product Spread Information (2)

Interest Sensitive Products
Net Investment Income (3)(4)		7.63%	7.30%	6.97%	6.67%	6.73%	6.35%
Interest Credited to Policyholders		5.86%	5.77%	5.36%	4.85%	4.88%	4.71%
Spread (3)(4)		1.77%	1.53%	1.61%	1.81%	1.84%	1.64%

Traditional Products
Net Investment Income (3)(4)		7.49%	7.42%	6.99%	6.90%	6.98%	6.45%

(1) Includes fixed investment option of VUL products.

(2) Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of year ends 2001, 2002, 2003, and 2004, interest sensitive products represented 86%, 87%, 88%, and 88%, respectively, of total interest sensitive and traditional non-par earning assets.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 20 bps in 2004, 3 bps in 2003, 4 bps in 2002, and 6 bps in 2001. The impact was 23 bps for the first nine months of 2004 and 5 bps in the first nine months of 2005. The impact for traditional products was 18 bps in 2004, 6 bpsin 2003, 5 bps in 2002, and 13 bps in 2001. For the first nine months of 2004, the impact was 23 bps and in the first nine months of 2005 the impact was 8 bps.

(4) 2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 6 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 17 bps to the yield and spread on Traditional Products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 27

Life Insurance Segment
Life Insurance Account Value Roll Forward
Unaudited [Billions of Dollars]

	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005
Universal Life-Bal Beg-of-Quarter	$7.987	$8.211	$8.359	$8.542	$8.782	$9.030	$9.175	$9.308	$9.444	$9.648	$9.764	$9.902
Deposits	0.410	0.316	0.350	0.426	0.440	0.342	0.345	0.333	0.413	0.321	0.333	0.349
Withdrawals & deaths	(0.125)	(0.107)	(0.101)	(0.117)	(0.113)	(0.117)	(0.128)	(0.112)	(0.117)	(0.115)	(0.101)	(0.103)
Net flows	0.286	0.210	0.249	0.309	0.327	0.225	0.217	0.221	0.296	0.207	0.233	0.246
Policyholder assessments	(0.170)	(0.168)	(0.171)	(0.178)	(0.185)	(0.183)	(0.187)	(0.188)	(0.196)	(0.194)	(0.198)	(0.200)
Interest credited	0.108	0.106	0.106	0.108	0.106	0.103	0.102	0.103	0.105	0.103	0.103	0.105
Universal Life-Bal End-of-Quarter (1)	$8.211	$8.359	$8.542	$8.782	$9.030	$9.175	$9.308	$9.444	$9.648	$9.764	$9.902	$10.053

Variable Universal Life-Bal Beg of Quarter	$1.575	$1.690	$1.689	$1.930	$1.991	$2.195	$2.249	$2.277	$2.275	$2.520	$2.500	$2.587
Deposits	0.126	0.118	0.114	0.093	0.123	0.106	0.108	0.156	0.192	0.130	0.131	0.138
Withdrawals & deaths	(0.047)	(0.036)	(0.050)	(0.048)	(0.074)	(0.073)	(0.042)	(0.089)	(0.111)	(0.069)	(0.062)	(0.065)
Net flows	0.079	0.082	0.064	0.045	0.049	0.032	0.066	0.067	0.081	0.061	0.068	0.073
Policyholder assessments	(0.047)	(0.049)	(0.048)	(0.046)	(0.049)	(0.048)	(0.048)	(0.048)	(0.050)	(0.049)	(0.049)	(0.050)
Invest inc & chg in mkt value	0.083	(0.034)	0.225	0.062	0.204	0.070	0.011	(0.021)	0.214	(0.031)	0.067	0.125
Variable Universal Life -Bal End-of-Quarter	$1.690	$1.689	$1.930	$1.991	$2.195	$2.249	$2.277	$2.275	$2.520	$2.500	$2.587	$2.734

Interest Sensitive Whole Life - Bal Beg-of-Quarter	$2.164	$2.186	$2.185	$2.191	$2.185	$2.195	$2.182	$2.185	$2.193	$2.214	$2.201	$2.202
Deposits	0.100	0.051	0.062	0.067	0.098	0.054	0.055	0.059	0.082	0.061	0.062	0.066
Withdrawals & deaths	(0.063)	(0.046)	(0.050)	(0.066)	(0.073)	(0.063)	(0.047)	(0.047)	(0.050)	(0.068)	(0.055)	(0.048)
Net flows	0.037	0.005	0.012	0.001	0.026	(0.009)	0.008	0.012	0.032	(0.007)	0.007	0.018
Policyholder assessments	(0.046)	(0.036)	(0.038)	(0.039)	(0.047)	(0.036)	(0.036)	(0.036)	(0.041)	(0.045)	(0.043)	(0.043)
Interest credited	0.031	0.030	0.032	0.032	0.031	0.032	0.031	0.032	0.030	0.039	0.037	0.036
Int Sensitive Whole Life-Bal End-of-Quarter	$2.186	$2.185	$2.191	$2.185	$2.195	$2.182	$2.185	$2.193	$2.214	$2.201	$2.202	$2.213

Total Segment- Life Insurance Account Values
Bal Beg-of-Quarter	$11.726	$12.086	$12.233	$12.663	$12.958	$13.420	$13.606	$13.770	$13.912	$14.382	$14.466	$14.691
Deposits	0.636	0.486	0.526	0.586	0.661	0.501	0.507	0.548	0.686	0.512	0.527	0.553
Withdrawals & deaths	(0.234)	(0.190)	(0.202)	(0.231)	(0.259)	(0.254)	(0.217)	(0.248)	(0.278)	(0.252)	(0.218)	(0.216)
Net flows	0.402	0.296	0.324	0.355	0.402	0.248	0.291	0.300	0.408	0.260	0.309	0.337
Policyholder assessments	(0.263)	(0.252)	(0.257)	(0.262)	(0.280)	(0.267)	(0.271)	(0.272)	(0.287)	(0.287)	(0.290)	(0.293)
Invest inc & change in market value	0.222	0.103	0.363	0.202	0.341	0.205	0.145	0.114	0.348	0.111	0.206	0.266
Total Segment -Bal End-of-Quarter	$12.086	$12.233	$12.663	$12.958	$13.420	$13.606	$13.770	$13.912	$14.382	$14.466	$14.691	$15.001

Life Product Spread Information (2)

Interest Sensitive Products
Net Investment Income (3)(4)	7.15%	7.21%	7.09%	6.90%	6.73%	6.84%	6.70%	6.62%	6.50%	6.32%	6.35%	6.35%
Interest Credited to Policyholders	5.63%	5.56%	5.43%	5.37%	5.12%	4.97%	4.89%	4.79%	4.80%	4.75%	4.65%	4.70%
Spread (3)(4)	1.52%	1.65%	1.65%	1.53%	1.61%	1.87%	1.81%	1.83%	1.69%	1.57%	1.71%	1.65%

Traditional Products
Net Investment Income (3)(4)	7.28%	7.16%	7.13%	6.99%	6.72%	7.33%	6.61%	6.97%	6.60%	6.43%	6.50%	6.33%

(1) Includes fixed investment option of VUL products.

(2) Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of September 30, 2005, interest sensitive products represented 89% of total interest sensitive and traditional non-par earning assets.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 4 bps in the 3rd quarter of 2005, 12 bps in the 2nd quarter of 2005, 0 bps in the 1st quarter of 2005, 13 bps in the 4th quarter of 2004, 29 bps in the 3rd quarter of 2004, 32 bps in the 2nd quarter of 2004, 7 bps in the 1st quarter of 2004, and 1bp in the 4th quarter of 2003. There was an impact on traditional products of 6 bps in the 3rd quarter of 2005, 12 bps in the 2nd quarter of 2005, 5 bps in the 1st quarter of 2005, 7 bps in the 4th quarter of 2004, 59 bps in the 3rd quarter of 2004, 5 bps in the 2nd quarter of 2004, 0 bps in the 1st quarter of 2004, and 10 bps during the 4th quarter of 2003.

(4) First quarter 2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 25 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 72 bps to the yield and spread on Traditional Products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 28

Investment Management
Income Statements
Unaudited [Millions of Dollars]
						YTD	YTD
						Sep	Sep
For the Year Ended December 31	2000	2001	2002	2003	2004	2004	2005

Operating Revenue
Investment advisory fees - External	$231.6	$197.2	$183.3	$205.0	$252.5	$196.5	$199.9
Investment advisory fees - Insurance-related Assets	112.4	105.0	97.7	101.2	105.8	79.0	74.3
Other revenue and fees	61.2	51.7	46.5	72.8	66.2	49.5	48.0
Surrender charges	2.8	2.2	2.4	2.3	1.9	1.4	1.8
Expense assessments	52.0	45.3	38.1	42.8	56.8	41.2	51.3
Net investment income	57.7	53.6	50.5	49.9	51.7	39.4	39.8
Operating Revenue	517.6	454.9	418.5	474.0	534.9	407.2	415.1

Operating Expenses
Interest credited to policy bal.	40.5	38.7	31.3	26.4	26.9	20.1	20.8
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	32.1	31.6	35.5	42.2	53.0	41.3	44.2
Operating and administrative expenses	361.6	344.6	335.5	368.7	392.9	292.7	320.8
DAC deferral net of amortization	(9.3)	(4.7)	(9.2)	(22.8)	(27.1)	(23.3)	(15.9)
Taxes, licenses and fees	11.6	16.8	13.0	10.3	17.0	14.0	8.0
Subtotal	396.0	388.2	374.9	398.4	435.8	324.8	357.0
Other intangibles amortization	16.3	10.8	8.2	7.9	9.7	5.9	5.8
Total underwriting, acquisition,
insurance and other expenses	412.3	399.0	383.2	406.3	445.5	330.7	362.8
Goodwill amortization	16.2	16.2	-	-	-	-	-
Total Operating Expenses	469.0	454.0	414.4	432.7	472.5	350.8	383.6

Operating income before federal taxes	48.6	0.9	4.1	41.3	62.4	56.4	31.5

Federal income taxes	23.6	7.0	2.2	6.8	18.9	18.0	10.1

Income from Operations	$25.0	$(6.1)	$1.8	$34.5	$43.6	$38.3	$21.4

Effective tax rate	48.5%	NM	54.8%	16.5%	30.2%	32.0%	32.0%

Average Capital (Securities at Cost)	$582.0	$557.0	$581.2	$602.4	$610.9	$632.1	$543.5
Return on average capital	4.3%	(1.1%)	0.3%	5.7%	7.1%	8.1%	5.2%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of year	$73.5	$81.1	$85.6	$90.8	$91.8	$91.8	$120.4
Deferral	36.4	35.6	42.0	42.0	51.4	37.6	35.6
Amortization	(27.1)	(30.8)	(32.9)	(19.2)	(24.3)	(14.4)	(19.7)
Included in Total Benefits and Expenses	9.3	4.7	9.2	22.8	27.1	23.3	15.9
Adjustment related to realized (gains) losses
on available-for-sale securities	0.7	1.6	2.3	0.5	(1.3)	(0.8)	-
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(2.4)	(1.8)	(6.3)	(22.2)	2.7	1.1	9.8
Balance at end of period	$81.1	$85.6	$90.8	$91.8	$120.4	$115.3	$146.2

Certain reclassifications have been made to present financial information for the Investment Management segment's 401(k) Director product on a basis consistent with the reporting for similar products in the Retirement and Life Insurance segments.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 29

Investment Management
Income Statements
Unaudited [Millions of Dollars]

For the Quarter Ended	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
	2003	2003	2004	2004	2004	2004	2005	2005	2005
Operating Revenue
Investment advisory fees - External	$53.2	$58.3	$62.7	$66.4	$67.4	$56.0	$59.4	$66.9	$73.6
Investment advisory fees - Insurance-related assets	25.5	26.2	26.5	26.1	26.4	26.8	24.8	24.6	24.9
Other revenue and fees	18.9	23.7	19.1	16.7	13.7	16.7	16.0	14.9	17.1
Surrender charges	0.5	0.7	0.5	0.5	0.4	0.5	0.7	0.5	0.6
Expense assessments	10.2	12.4	14.1	14.7	12.5	15.5	16.6	16.8	17.9
Net investment income	13.2	12.5	12.2	14.6	12.7	12.3	12.9	14.2	12.7
Operating Revenue	121.4	133.8	135.2	139.0	133.0	127.7	130.4	138.0	146.8

Operating Expenses
Interest credited to policy bal.	6.6	6.6	6.6	6.7	6.9	6.8	6.8	7.0	7.0
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	10.4	12.0	14.0	14.4	12.9	11.7	13.3	11.8	19.1
Operating and administrative expenses	92.7	99.1	96.1	98.5	98.1	100.2	96.4	111.5	112.8
DAC deferral net of amortization	(8.0)	(4.4)	(5.6)	(8.1)	(9.5)	(3.9)	(3.3)	(2.7)	(9.9)
Taxes, licenses and fees	2.4	2.1	3.9	5.5	4.6	3.1	4.4	3.6	0.0
Subtotal	97.4	108.7	108.5	110.3	106.0	111.0	110.9	124.1	122.0
Other intangibles amortization	2.0	2.0	2.0	2.0	2.0	3.8	1.9	1.9	2.0
Total underwriting, acquisition,
insurance and other expenses	99.4	110.7	110.4	112.3	108.0	114.8	112.8	126.0	124.0
Total Operating Expenses	106.0	117.3	117.0	118.9	114.8	121.7	119.6	133.0	131.0

Operating income before federal taxes	15.4	16.4	18.2	20.1	18.2	6.0	10.7	5.0	15.7

Federal income taxes	5.8	(2.6)	5.6	6.7	5.7	0.8	3.3	1.2	5.6

Income from Operations	$9.7	$19.0	$12.5	$13.4	$12.5	$5.2	$7.4	$3.9	$10.2

Effective tax rate	37.4%	NM	31.1%	33.4%	31.3%	13.6%	31.2%	23.1%	35.4%

Average Capital (Securities at Cost)	$600.4	$623.0	$634.2	$634.8	$627.2	$547.3	$548.0	$542.5	$540.1
Return on average capital	6.4%	12.2%	7.9%	8.4%	8.0%	3.8%	5.4%	2.8%	7.5%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of year	$65.5	$81.9	$91.8	$84.2	$120.1	$115.3	$120.4	$133.8	$126.7
Deferral	13.9	10.2	11.7	13.4	12.5	13.8	12.2	10.6	12.8
Amortization	(5.9)	(5.8)	(6.1)	(5.3)	(3.0)	(10.0)	(8.9)	(7.8)	(2.9)
Included in Total Benefits and Expenses	8.0	4.4	5.6	8.1	9.5	3.9	3.3	2.7	9.9
Adjustment related to realized (gains) losses
on available-for-sale securities	(1.1)	(0.2)	(3.6)	2.4	0.4	(0.5)	0.4	(0.0)	(0.4)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	9.5	5.7	(9.6)	25.4	(14.8)	1.7	9.8	(9.9)	9.9
Balance at end-of-quarter	$81.9	$91.8	$84.2	$120.1	$115.3	$120.4	$133.8	$126.7	$146.2

Certain reclassifications have been made to present financial information for the Investment Management segment's 401(k) Director product on a basis consistent with the reporting for similar products in the Retirement and Life Insurance segments.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 30

Investment Management
Assets Under Management Rollforward
Unaudited [Billions of Dollars]

						YTD	YTD
						Sep	Sep
	2000	2001	2002	2003	2004	2004	2005

Retail Fixed - Bal Beg-of-Period	$7.422	$6.605	$7.118	$7.631	$8.186	$8.186	$8.257

Fund Sales	0.769	0.876	1.218	1.792	1.882	1.389	1.822
Redemptions	(1.401)	(1.051)	(1.182)	(1.442)	(1.520)	(1.221)	(1.044)
Net Money Market	(0.207)	(0.046)	(0.050)	(0.028)	(0.113)	(0.093)	(0.050)
Transfers	(0.168)	0.405	0.206	(0.168)	(0.212)	(0.173)	0.020
Net Flows	(1.007)	0.184	0.192	0.154	0.037	(0.098)	0.748
Market	0.096	0.330	0.321	0.401	0.290	0.165	0.058
Transfer of Assets Under Administration(1)	0.094	-	-	-	(0.256)	(0.194)	(0.001)
Balance end of period	$6.605	$7.118	$7.631	$8.186	$8.257	$8.060	$9.061

Retail Equity - Bal Beg-of-Period	$23.384	$21.525	$17.990	$14.917	$20.887	$20.887	$26.130

Fund Sales	4.117	2.817	4.477	3.791	7.110	5.084	9.076
Redemptions	(4.431)	(2.838)	(3.690)	(2.830)	(4.054)	(3.101)	(3.828)
Transfers	(0.178)	(0.538)	(0.173)	0.156	0.042	0.080	(0.245)
Net Flows	(0.492)	(0.560)	0.614	1.117	3.099	2.063	5.003
Market	(1.709)	(2.975)	(3.688)	4.854	3.256	0.571	2.318
Sale of subsidiary/Transfer of Assets Under
Administration (1) (2)	0.342	-	-	-	(1.112)	(0.901)	(0.003)
Balance at end of period	$21.525	$17.990	$14.917	$20.887	$26.130	$22.620	$33.449

Total Retail - Bal Beg-of-Period	$30.807	$28.129	$25.108	$22.547	$29.073	$29.073	$34.387

Retail Sales-Annuities	1.782	1.701	2.751	2.151	2.757	2.020	2.142
Retail Sales-Mutual Funds	2.577	1.523	1.829	2.315	3.235	2.314	3.750
Retail Sales-Managed Acct. & Other	0.525	0.469	1.115	1.116	2.999	2.139	5.006
Total Retail Sales	4.885	3.693	5.695	5.583	8.992	6.473	10.898
Redemptions	(5.832)	(3.889)	(4.873)	(4.272)	(5.574)	(4.322)	(4.872)
Net Money Market	(0.206)	(0.046)	(0.050)	(0.028)	(0.113)	(0.093)	(0.050)
Transfers	(0.346)	(0.133)	0.033	(0.012)	(0.170)	(0.093)	(0.225)
Net Flows	(1.500)	(0.375)	0.806	1.271	3.136	1.965	5.751
Market	(1.613)	(2.646)	(3.366)	5.255	3.546	0.736	2.376
Sale of subsidiary/Transfer of Assets Under
Administration (1) (2)	0.435	-	-	-	(1.368)	(1.095)	(0.004)
Balance at end of period(1) (2)	$28.129	$25.108	$22.547	$29.073	$34.387	$30.680	$42.509

Institutional Fixed - Bal Beg-of-Period	$6.936	$6.111	$5.489	$7.237	$8.399	$8.399	$9.960

Inflows	0.771	0.643	2.281	1.937	5.134	3.034	3.340
Withdrawals/Terminations	(1.973)	(1.229)	(1.146)	(1.226)	(0.593)	(0.516)	(1.168)
Transfers	(0.005)	0.017	0.004	0.005	0.009	0.008	0.002
Net Flows (2)	(1.207)	(0.569)	1.139	0.716	4.549	2.525	2.174
Market	0.382	(0.053)	0.608	0.447	0.135	0.105	0.084
Sale of Subsidiary (2)	-	-	-	-	(3.124)	(3.124)	-
Balance at end of period (2)	$6.111	$5.489	$7.237	$8.399	$9.960	$7.906	$12.219

Institutional Equity - Bal Beg-of-Period	$23.632	$19.114	$17.815	$16.711	$25.322	$25.322	$11.682

Inflows	2.730	3.183	2.913	3.922	6.155	5.504	7.076
Withdrawals/Terminations	(7.209)	(2.879)	(1.991)	(2.178)	(3.583)	(2.975)	(2.360)
Transfers	(0.008)	0.035	0.045	0.018	0.057	0.028	0.042
Net Flows	(4.486)	0.338	0.967	1.762	2.629	2.557	4.757
Market	(0.031)	(1.637)	(2.071)	6.849	2.394	1.274	1.321
Sale of Subsidiary (2)	-	-	-	-	(18.664)	(18.664)	-
Balance at end of period	$19.114	$17.815	$16.711	$25.322	$11.682	$10.490	$17.760

Total Institutional - Bal Beg-of-Period	$30.568	$25.225	$23.305	$23.948	$33.722	$33.722	$21.643

Inflows	3.501	3.826	5.194	5.859	11.289	8.538	10.416
Withdrawals/Terminations	(9.182)	(4.109)	(3.137)	(3.404)	(4.176)	(3.491)	(3.528)
Transfers	(0.013)	0.052	0.050	0.023	0.066	0.036	0.043
Net Flows	(5.693)	(0.231)	2.106	2.478	7.178	5.083	6.931
Market	0.351	(1.690)	(1.463)	7.296	2.530	1.378	1.405
Sale of Subsidiary (2)	-	-	-	-	(21.787)	(21.787)	-
Balance at end of period	$25.225	$23.305	$23.948	$33.722	$21.643	$18.396	$29.979

Total Retail/Institutional - At end of period	$53.355	$48.412	$46.495	$62.794	$56.029	$49.076	$72.488

Insurance-related Assets - At end of period	$35.686	$38.119	$41.104	$43.024	$43.980	$44.047	$44.503

Total Retail/Inst - Net Flows	$(7.193)	$(0.606)	$2.912	$3.749	$10.314	$7.048	$12.682

Total Assets Under Management
At end of period	$89.041	$86.531	$87.599	$105.818	$100.009	$93.123	$116.992

Subadvised Assets, included in Assets Under Management above
Retail	$4.250	$3.330	$2.460	$3.750	$10.740	$8.830	$15.905
Institutional	0.030	0.030	0.020	0.030	3.740	3.070	4.641
Total Subadvised Assets	$4.280	$3.360	$2.480	$3.780	$14.480	$11.900	$20.545

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively.

(2) In the third quarter of 2004, the Investment Management segment sold its London-based international investment unit. Assets under management transferred as a result of the sale were $22.1 billion. See page 30A for assets under management without the London-based international investment unit. In addition, the London-based international investment unit began subadvising certain retail and institutional assets in the third quarter of 2004.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 30A

Investment Management (excluding Assets
Managed by Delaware's London-based International Investment Unit)
Assets Under Management Rollforward
Unaudited [Billions of Dollars]

						YTD	YTD
						Sep	Sep
	2000	2001	2002	2003	2004	2004	2005

Retail Fixed - Bal Beg-of-Period	$7.422	$6.605	$7.118	$7.631	$8.186	$8.186	$8.257

Fund Sales	0.769	0.876	1.218	1.792	1.882	1.389	1.822
Redemptions	(1.401)	(1.051)	(1.182)	(1.442)	(1.520)	(1.221)	(1.044)
Net Money Market	(0.207)	(0.046)	(0.050)	(0.028)	(0.113)	(0.093)	(0.050)
Transfers	(0.168)	0.405	0.206	(0.168)	(0.212)	(0.173)	0.020
Net Flows	(1.007)	0.184	0.192	0.154	0.037	(0.098)	0.748
Market	0.096	0.330	0.321	0.401	0.290	0.165	0.058
Transfer of Assets Under Administration (1)	0.094	-	-	-	(0.256)	(0.194)	(0.001)
Balance end of period	$6.605	$7.118	$7.631	$8.186	$8.257	$8.060	$9.061

Retail Equity - Bal Beg-of-Period	$23.384	$21.525	$17.990	$14.624	$20.564	$20.564	$26.130

Fund Sales	4.117	2.817	4.182	3.780	7.105	5.078	9.076
Redemptions	(4.431)	(2.838)	(3.684)	(2.765)	(4.024)	(3.071)	(3.828)
Transfers	(0.178)	(0.538)	(0.173)	0.156	0.042	0.080	(0.245)
Net Flows	(0.492)	(0.560)	0.325	1.171	3.123	2.087	5.003
Market	(1.709)	(2.975)	(3.691)	4.769	3.236	0.551	2.318
Transfer of Assets Under Administration (1)	0.342	-	-	-	(0.793)	(0.582)	(0.003)
Balance at end of period	$21.525	$17.990	$14.624	$20.564	$26.130	$22.620	$33.449

Total Retail - Bal Beg-of-Period	$30.807	$28.129	$25.108	$22.255	$28.750	$28.750	$34.387

Retail Sales-Annuities	1.782	1.701	2.456	2.140	2.752	2.015	2.142
Retail Sales-Mutual Funds	2.577	1.523	1.829	2.315	3.235	2.314	3.750
Retail Sales-Managed Acct. & Other	0.525	0.469	1.115	1.116	2.999	2.139	5.006
Total Retail Sales	4.885	3.693	5.399	5.572	8.987	6.468	10.898
Redemptions	(5.832)	(3.889)	(4.867)	(4.207)	(5.544)	(4.292)	(4.872)
Net Money Market	(0.206)	(0.046)	(0.050)	(0.028)	(0.113)	(0.093)	(0.050)
Transfers	(0.346)	(0.133)	0.033	(0.012)	(0.170)	(0.093)	(0.225)
Net Flows	(1.500)	(0.375)	0.517	1.325	3.160	1.989	5.752
Market	(1.613)	(2.646)	(3.370)	5.171	3.526	0.716	2.376
Transfer of Assets Under Administration (1)	0.435	-	-	-	(1.049)	(0.776)	(0.004)
Balance at end of period	$28.129	$25.108	$22.255	$28.750	$34.387	$30.679	$42.509

Institutional Fixed - Bal Beg-of-Period	$4.013	$3.590	$3.377	$5.147	$5.981	$5.981	$9.960

Inflows	0.455	0.388	2.177	1.540	4.356	2.256	3.340
Withdrawals/Terminations	(1.248)	(0.586)	(0.541)	(0.635)	(0.452)	(0.374)	(1.168)
Transfers	(0.005)	0.017	0.004	(0.126)	0.009	0.008	0.002
Net Flows	(0.798)	(0.181)	1.640	0.779	3.913	1.889	2.174
Market	0.375	(0.032)	0.130	0.055	0.067	0.036	0.084
Balance at end of period	$3.590	$3.377	$5.147	$5.981	$9.960	$7.906	$12.219

Institutional Equity - Bal Beg-of-Period	$13.909	$9.664	$8.185	$7.201	$10.318	$10.318	$11.682

Inflows	1.469	1.555	1.532	1.780	2.281	1.631	7.076
Withdrawals/Terminations	(5.784)	(2.334)	(1.333)	(1.161)	(2.428)	(1.821)	(2.360)
Transfers	(0.008)	0.035	0.045	0.034	0.118	0.090	0.042
Net Flows	(4.323)	(0.744)	0.245	0.653	(0.029)	(0.100)	4.757
Market	0.078	(0.735)	(1.229)	2.463	1.393	0.272	1.321
Balance at end of period	$9.664	$8.185	$7.201	$10.318	$11.682	$10.490	$17.760

Total Institutional - Bal Beg-of-Period	$17.923	$13.255	$11.562	$12.348	$16.299	$16.299	$21.643

Inflows	1.924	1.943	3.709	3.320	6.637	3.887	10.416
Withdrawals/Terminations	(7.032)	(2.920)	(1.874)	(1.796)	(2.880)	(2.196)	(3.528)
Transfers	(0.013)	0.052	0.050	(0.092)	0.127	0.097	0.043
Net Flows	(5.120)	(0.925)	1.885	1.433	3.884	1.789	6.931
Market	0.453	(0.767)	(1.099)	2.518	1.459	0.308	1.405
Balance at end of period	$13.255	$11.562	$12.348	$16.299	$21.643	$18.396	$29.979

Total Retail/Institutional - At end of period	$41.384	$36.670	$34.603	$45.049	$56.029	$49.075	$72.489

Insurance-related Assets - At end of period	$35.686	$38.119	$41.104	$43.024	$43.980	$44.047	$44.503

Total Retail/Inst - Net Flows	$(6.620)	$(1.301)	$2.402	$2.757	$7.045	$3.778	$12.683

Total Assets Under Management
At end of period	$77.070	$74.789	$75.707	$88.072	$100.009	$93.123	$116.993

Subadvised Assets, included in Assets Under Management above
Retail	$4.250	$3.330	$2.460	$3.750	$10.740	8.830	15.905
Institutional	0.030	0.030	0.020	0.030	3.740	3.070	4.641
Total Subadvised Assets	$4.280	$3.360	$2.480	$3.780	$14.480	$11.900	$20.545

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively.

(2) This page presents the assets under management roll-forward without the Investment Management segment's London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 31

Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005

Retail Fixed - Bal-Beg-of-Qtr	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501	$8.823

Fund Sales	0.328	0.424	0.469	0.443	0.456	0.513	0.452	0.425	0.493	0.608	0.612	0.602
Redemptions	(0.311)	(0.327)	(0.318)	(0.435)	(0.361)	(0.418)	(0.462)	(0.341)	(0.299)	(0.373)	(0.325)	(0.346)
Net Money Market	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)	(0.015)	(0.010)
Transfers	0.092	0.062	(0.055)	(0.086)	(0.088)	(0.035)	(0.019)	(0.119)	(0.040)	0.104	(0.107)	0.023
Net Flows	0.074	0.159	0.090	(0.087)	(0.008)	0.024	(0.017)	(0.104)	0.134	0.314	0.166	0.268
Market	0.043	0.117	0.193	(0.020)	0.111	0.103	(0.144)	0.207	0.125	(0.068)	0.156	(0.030)
Transfer of Assets Under Administration(1)								(0.194)	(0.062)	(0.001)	-	-
Balance at End-of-Qtr	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501	$8.823	$9.061

Retail Equity - Bal-Beg-of-Qtr	$13.705	$14.917	$14.286	$16.906	$17.961	$20.887	$22.546	$23.223	$22.620	$26.130	$26.970	$29.898

Fund Sales	1.345	0.717	0.813	1.051	1.210	1.938	1.666	1.480	2.026	2.773	3.421	2.882
Redemptions	(0.881)	(0.803)	(0.612)	(0.706)	(0.710)	(0.992)	(1.028)	(1.081)	(0.953)	(1.325)	(1.305)	(1.198)
Transfers	(0.036)	(0.059)	0.011	0.112	0.092	(0.002)	(0.004)	0.085	(0.037)	(0.183)	0.049	(0.111)
Net Flows	0.428	(0.145)	0.213	0.457	0.592	0.944	0.634	0.485	1.036	1.265	2.166	1.573
Market	0.784	(0.486)	2.408	0.598	2.334	0.715	0.044	(0.188)	2.685	(0.423)	0.763	1.979
Sale of Subsidiary/Transfer of Assets
Under Administration (1) (2)								(0.901)	(0.211)	(0.003)	-	-
Balance at End-of-Qtr	$14.917	$14.286	$16.906	$17.961	$20.887	$22.546	$23.223	$22.620	$26.130	$26.970	$29.898	$33.449

Total Retail - Bal-Beg-of-Qtr	$21.219	$22.547	$22.193	$25.096	$26.044	$29.073	$30.859	$31.375	$30.680	$34.387	$35.471	$38.720

Retail Sales-Annuities	0.806	0.488	0.528	0.573	0.562	0.753	0.668	0.600	0.737	0.735	0.655	0.752
Retail Sales-Mutual Funds	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336	1.255	1.159
Retail Sales-Managed Acct. & Other	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310	2.123	1.573
Total Retail Sales	1.673	1.141	1.282	1.494	1.666	2.451	2.117	1.905	2.519	3.381	4.034	3.484
Redemptions	(1.192)	(1.130)	(0.930)	(1.141)	(1.071)	(1.409)	(1.491)	(1.422)	(1.252)	(1.697)	(1.630)	(1.545)
Net Money Market	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)	(0.015)	(0.010)
Transfers	0.056	0.003	(0.044)	0.025	0.004	(0.037)	(0.022)	(0.034)	(0.077)	(0.079)	(0.058)	(0.089)
Net Flows	0.502	0.014	0.302	0.370	0.584	0.969	0.617	0.381	1.170	1.579	2.331	1.841
Market	0.826	(0.369)	2.601	0.578	2.444	0.818	(0.101)	0.019	2.810	(0.491)	0.919	1.948
Sale of Subsidiary/Transfer of Assets Under
Administration (1) (2)								(1.095)	(0.273)	(0.004)	-	-
Balance at End-of-Qtr	$22.547	$22.193	$25.096	$26.044	$29.073	$30.859	$31.375	$30.680	$34.387	$35.471	$38.720	$42.509

Institutional Fixed - Bal-Beg-of-Qtr	$7.207	$7.237	$7.605	$7.753	$8.077	$8.399	$9.028	$9.906	$7.906	$9.960	$11.002	$11.769

Inflows	0.283	0.592	0.126	0.556	0.663	0.806	1.281	0.947	2.100	1.211	1.289	0.840
Withdrawals/Terminations	(0.438)	(0.308)	(0.188)	(0.226)	(0.503)	(0.218)	(0.135)	(0.163)	(0.077)	(0.130)	(0.742)	(0.296)
Transfers	(0.002)	0.002	0.003	(0.000)	(0.000)	0.005	0.002	0.001	0.001	0.000	0.001	0.001
Net Flows	(0.157)	0.286	(0.059)	0.330	0.160	0.593	1.148	0.784	2.024	1.082	0.548	0.545
Market	0.187	0.083	0.207	(0.006)	0.163	0.036	(0.271)	0.339	0.031	(0.040)	0.219	(0.095)
Sale of Subsidiary (2)								(3.124)	-		-	-
Balance at End-of-Qtr	$7.237	$7.605	$7.753	$8.077	$8.399	$9.028	$9.906	$7.906	$9.960	$11.002	$11.769	$12.219

Institutional Equity - Bal-Beg-of-Qtr	$14.937	$16.711	$15.920	$19.607	$21.008	$25.322	$27.188	$28.362	$10.490	$11.682	$11.549	$15.474

Inflows	1.040	0.494	0.727	1.386	1.315	1.817	2.049	1.638	0.650	0.576	4.563	1.937
Withdrawals/Terminations	(0.322)	(0.459)	(0.381)	(0.921)	(0.419)	(0.762)	(1.161)	(1.053)	(0.607)	(0.473)	(1.000)	(0.888)
Transfers	0.010	0.008	0.002	0.003	0.005	0.012	0.006	0.010	0.029	0.033	(0.003)	0.012
Net Flows	0.728	0.044	0.348	0.469	0.901	1.068	0.895	0.595	0.072	0.135	3.560	1.061
Market	1.046	(0.835)	3.339	0.932	3.413	0.798	0.280	0.196	1.120	(0.269)	0.365	1.225
Sale of Subsidiary (2)								(18.664)	-	-	-	-
Balance at End-of-Qtr	$16.711	$15.920	$19.607	$21.008	$25.322	$27.188	$28.362	$10.490	$11.682	$11.549	$15.474	$17.760

Total Institutional - Bal-Beg-of-Qtr	$22.143	$23.948	$23.526	$27.360	$29.085	$33.722	$36.216	$38.268	$18.396	$21.643	$22.551	$27.243

Inflows	1.323	1.086	0.853	1.943	1.978	2.623	3.331	2.584	2.750	1.787	5.852	2.777
Withdrawals/Terminations	(0.760)	(0.767)	(0.568)	(1.147)	(0.922)	(0.980)	(1.296)	(1.216)	(0.684)	(0.603)	(1.742)	(1.183)
Transfers	0.008	0.010	0.005	0.003	0.005	0.017	0.008	0.011	0.030	0.033	(0.002)	0.012
Net Flows	0.572	0.330	0.289	0.799	1.061	1.661	2.043	1.379	2.095	1.217	4.108	1.606
Market	1.233	(0.752)	3.546	0.926	3.576	0.834	0.009	0.535	1.151	(0.308)	0.584	1.130
Sale of Subsidiary (2)								(21.787)	-	-	-	-
Balance at End-of-Qtr	$23.948	$23.526	$27.360	$29.085	$33.722	$36.216	$38.268	$18.396	$21.643	$22.551	$27.243	$29.979

Total Retail/Inst - At End-of-Qtr	$46.495	$45.718	$52.456	$55.129	$62.794	$67.075	$69.643	$49.076	$56.029	$58.022	$65.963	$72.488

Insurance-related Assets-End-of-Qtr	$41.104	$42.130	$43.857	$42.984	$43.024	$44.006	$42.528	$44.047	$43.980	$44.210	$45.219	$44.503

Total Retail/Inst - Net Flows	$1.074	$0.344	$0.591	$1.169	$1.645	$2.629	$2.660	$1.760	$3.265	$2.796	$6.439	$3.447

Total Assets Under Management
At End-of-Qtr	$87.599	$87.848	$96.313	$98.113	$105.818	$111.081	$112.172	$93.123	$100.009	$102.231	$111.182	$116.992

Subadvised Assets, included in Assets Under Management above
Retail	$2.460	$2.550	$2.970	$3.240	$3.750	$4.000	$4.290	$8.830	$10.740	$12.178	$13.712	$15.905
Institutional	0.020	0.020	0.030	0.020	0.030	0.030	0.030	3.070	3.740	3.921	4.221	4.641
Total Subadvised Assets	$2.480	$2.570	$3.000	$3.260	$3.780	$4.030	$4.320	$11.900	$14.480	$16.100	$17.933	$20.545

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively. Assets under administration were $0.0 billion at March 31, 2005.

(2) In the third quarter of 2004, the Investment Management segment sold its London-based international investment unit. Assets under management transferred as a result of the sale were $22.1 billion. See page 31A for assets under management without the London-based international investment unit. In addition, the London-based international investment unit began subadvising certain retail and institutional assets in the third quarter of 2004.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 31A

Investment Management (excluding Assets
Managed by Delaware's London-based International Investment Unit)
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005

Retail Fixed - Bal-Beg-of-Qtr	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501	$8.823

Fund Sales	0.328	0.424	0.469	0.443	0.456	0.513	0.452	0.425	0.493	0.608	0.612	0.602
Redemptions	(0.311)	(0.327)	(0.318)	(0.435)	(0.361)	(0.418)	(0.462)	(0.341)	(0.299)	(0.373)	(0.325)	(0.346)
Net Money Market	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)	(0.015)	(0.010)
Transfers	0.092	0.062	(0.055)	(0.086)	(0.088)	(0.035)	(0.019)	(0.119)	(0.040)	0.104	(0.107)	0.023
Net Flows	0.074	0.159	0.090	(0.087)	(0.008)	0.024	(0.017)	(0.104)	0.134	0.314	0.166	0.268
Market	0.043	0.117	0.193	(0.020)	0.111	0.103	(0.144)	0.207	0.125	(0.068)	0.156	(0.030)
Transfer of Assets Under Administration (1)								(0.194)	(0.062)	(0.001)	-	-
Balance at End-of-Qtr	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501	$8.823	$9.061

Retail Equity - Bal-Beg-of-Qtr	$13.705	$14.624	$14.048	$16.622	$17.673	$20.564	$22.225	$22.906	$22.620	$26.130	$26.970	$29.898

Fund Sales	1.050	0.712	0.812	1.048	1.208	1.936	1.664	1.478	2.026	2.773	3.421	2.882
Redemptions	(0.875)	(0.765)	(0.608)	(0.698)	(0.694)	(0.979)	(1.019)	(1.074)	(0.953)	(1.325)	(1.305)	(1.198)
Transfers	(0.036)	(0.059)	0.011	0.112	0.092	(0.002)	(0.004)	0.085	(0.037)	(0.183)	0.049	(0.111)
Net Flows	0.139	(0.111)	0.214	0.462	0.606	0.956	0.641	0.490	1.036	1.265	2.166	1.573
Market	0.780	(0.465)	2.359	0.589	2.285	0.706	0.039	(0.194)	2.685	(0.423)	0.763	1.979
Transfer of Assets Under Administration (1)								(0.582)	(0.211)	(0.003)	-	-
Balance at End-of-Qtr	$14.624	$14.048	$16.622	$17.673	$20.564	$22.225	$22.906	$22.620	$26.130	$26.970	$29.898	$33.449

Total Retail - Bal-Beg-of-Qtr	$21.219	$22.255	$21.955	$24.812	$25.756	$28.750	$30.538	$31.057	$30.680	$34.387	$35.471	$38.720

Retail Sales-Annuities	0.510	0.484	0.526	0.570	0.560	0.751	0.666	0.598	0.737	0.735	0.655	0.752
Retail Sales-Mutual Funds	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336	1.255	1.159
Retail Sales-Managed Acct. & Other	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310	2.123	1.573
Total Retail Sales	1.378	1.136	1.280	1.491	1.664	2.449	2.115	1.903	2.519	3.381	4.034	3.484
Redemptions	(1.186)	(1.092)	(0.926)	(1.133)	(1.055)	(1.396)	(1.481)	(1.415)	(1.252)	(1.697)	(1.630)	(1.545)
Net Money Market	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)	(0.015)	(0.010)
Transfers	0.056	0.003	(0.044)	0.025	0.004	(0.037)	(0.022)	(0.034)	(0.077)	(0.079)	(0.058)	(0.089)
Net Flows	0.213	0.048	0.304	0.375	0.598	0.980	0.624	0.386	1.170	1.579	2.331	1.841
Market	0.823	(0.347)	2.552	0.569	2.396	0.808	(0.105)	0.013	2.810	(0.491)	0.919	1.948
Transfer of Assets Under Administration (1)								(0.776)	(0.273)	(0.004)	-	-
Balance at End-of-Qtr	$22.255	$21.955	$24.812	$25.756	$28.750	$30.538	$31.057	$30.680	$34.387	$35.471	$38.720	$42.509

Institutional Fixed - Bal-Beg-of-Qtr	$5.010	$5.147	$5.530	$5.481	$5.834	$5.981	$6.501	$6.980	$7.906	$9.960	$11.002	$11.769

Inflows	0.251	0.553	0.120	0.516	0.351	0.655	0.776	0.825	2.100	1.211	1.289	0.840
Withdrawals/Terminations	(0.162)	(0.158)	(0.152)	(0.089)	(0.236)	(0.138)	(0.109)	(0.127)	(0.077)	(0.130)	(0.742)	(0.296)
Transfers	(0.002)	0.002	(0.099)	(0.056)	0.028	0.005	0.002	0.001	0.001	0.000	0.001	0.001
Net Flows	0.087	0.397	(0.132)	0.371	0.143	0.521	0.669	0.699	2.024	1.082	0.548	0.545
Market	0.050	(0.013)	0.083	(0.019)	0.004	(0.001)	(0.191)	0.227	0.031	(0.040)	0.219	(0.095)
Balance at End-of-Qtr	$5.147	$5.530	$5.481	$5.834	$5.981	$6.501	$6.980	$7.906	$9.960	$11.002	$11.769	$12.219

Institutional Equity - Bal-Beg-of-Qtr	$6.116	$7.201	$7.041	$8.462	$8.826	$10.318	$10.713	$10.435	$10.490	$11.682	$11.549	$15.474

Inflows	0.743	0.339	0.347	0.571	0.524	0.552	0.596	0.484	0.650	0.576	4.563	1.937
Withdrawals/Terminations	(0.167)	(0.182)	(0.232)	(0.516)	(0.231)	(0.501)	(0.959)	(0.361)	(0.607)	(0.473)	(1.000)	(0.888)
Transfers	0.010	0.008	0.002	0.003	0.021	(0.012)	0.073	0.029	0.029	0.033	(0.003)	0.012
Net Flows	0.586	0.165	0.116	0.059	0.314	0.038	(0.290)	0.152	0.072	0.135	3.560	1.061
Market	0.499	(0.326)	1.305	0.305	1.178	0.357	0.012	(0.096)	1.120	(0.269)	0.365	1.225
Balance at End-of-Qtr	$7.201	$7.041	$8.462	$8.826	$10.318	$10.713	$10.435	$10.490	$11.682	$11.549	$15.474	$17.760

Total Institutional - Bal-Beg-of-Qtr	$11.126	$12.348	$12.571	$13.943	$14.660	$16.299	$17.215	$17.414	$18.396	$21.643	$22.551	$27.243

Inflows	0.994	0.892	0.466	1.088	0.874	1.206	1.372	1.309	2.750	1.787	5.852	2.777
Withdrawals/Terminations	(0.328)	(0.340)	(0.385)	(0.604)	(0.466)	(0.640)	(1.068)	(0.488)	(0.684)	(0.603)	(1.742)	(1.183)
Transfers	0.008	0.010	(0.098)	(0.053)	0.049	(0.007)	0.075	0.030	0.030	0.033	(0.002)	0.012
Net Flows	0.673	0.562	(0.016)	0.430	0.457	0.560	0.379	0.851	2.095	1.217	4.108	1.606
Market	0.548	(0.339)	1.388	0.287	1.182	0.356	(0.179)	0.131	1.151	(0.308)	0.584	1.130
Balance at End-of-Qtr	$12.348	$12.571	$13.943	$14.660	$16.299	$17.215	$17.414	$18.396	$21.643	$22.551	$27.243	$29.979

Total Retail/Inst - At End-of-Qtr	$34.602	$34.527	$38.755	$40.416	$45.049	$47.753	$48.471	$49.076	$56.029	$58.022	$65.963	$72.488

Insurance-related Assets-End-of-Qtr	$41.104	$42.130	$43.857	$42.984	$43.024	$44.006	$42.528	$44.047	$43.980	$44.210	$45.219	$44.503

Total Retail/Inst - Net Flows	$0.886	$0.610	$0.288	$0.805	$1.055	$1.540	$1.003	$1.236	$3.265	$2.796	$6.439	$3.447

Total Assets Under Management
At End-of-Qtr	$75.706	$76.656	$82.612	$83.400	$88.072	$91.759	$91.000	$93.123	$100.009	$102.231	$111.182	$116.992

Subadvised Assets, included in Assets Under Management above
Retail	$2.460	$2.550	$2.970	$3.240	$3.750	$4.000	$4.290	$8.830	$10.740	$12.178	$13.712	$15.905
Institutional	0.020	0.020	0.030	0.020	0.030	0.030	0.030	3.070	3.740	3.921	4.221	4.641
Total Subadvised Assets	$2.480	$2.570	$3.000	$3.260	$3.780	$4.030	$4.320	$11.900	$14.480	$16.100	$17.933	$20.545

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively.

(2) This page presents the assets under management roll-forward without the Investment Management segment's London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 32

Lincoln UK
Income Statements
Unaudited [Millions of Dollars]
						YTD	YTD
						Sep	Sep
For the Year Ended December 31	2000	2001	2002	2003	2004	2004	2005

Operating Revenue
Premiums	$148.4	$46.1	$50.6	$62.2	$70.3	$55.4	$47.9
Mortality assessments	31.4	33.9	32.4	35.7	39.5	29.7	27.4
Expense assessments	178.1	134.8	105.3	93.9	103.9	75.6	82.4
Other revenue and fees	2.6	(1.4)	24.9	18.6	52.8	36.8	37.4
Net investment income	70.3	64.8	62.1	64.1	75.7	55.4	60.8
Total Operating Revenue	430.6	278.2	275.4	274.5	342.2	252.9	255.9

Operating Expenses
Benefits paid or provided	178.5	83.4	84.2	98.6	100.4	79.2	88.5
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	37.7	10.8	6.1	3.8	2.9	1.9	2.2
Operating and administrative expenses	142.5	82.5	77.0	78.3	81.0	66.9	74.1
Subtotal	180.1	93.2	83.1	82.1	83.9	68.8	76.3
DAC deferral net of amortization	(7.2)	31.7	46.5	39.1	72.8	50.9	52.6
PVIF amortization	4.7	22.5	30.8	(10.7)	18.1	12.5	(7.5)
Total underwriting, acquisition,
insurance and other expenses	177.6	147.4	160.5	110.4	174.8	132.3	121.4
Goodwill amortization	4.0	0.6	-	-	-	-	-
Total Operating Expenses	360.2	231.5	244.7	209.0	275.2	211.4	209.9

Operating income before federal taxes	70.4	46.8	30.7	65.5	67.0	41.5	46.0

Federal income taxes	11.2	(11.3)	(3.9)	21.9	23.4	14.5	16.1

Income from Operations	$59.2	$58.1	$34.6	$43.6	$43.5	$27.0	$29.9

Effective tax rate	15.9%	(24.2%)	(12.8%)	33.4%	35.0%	35.0%	35.0%

Average capital	$494.0	$593.8	$549.9	$478.9	$435.4	$433.9	$446.4
Return on average capital	12.0%	9.8%	6.3%	9.1%	10.0%	8.3%	8.9%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of year			$587.3	$597.6	$620.6	$620.6	$590.8
Deferral			3.4	3.5	6.3	4.6	2.1
Amortization			(50.0)	(42.5)	(79.1)	(55.5)	(54.7)
Included in Total Benefits and Expenses			(46.5)	(39.1)	(72.8)	(50.9)	(52.6)
Foreign currency translation adjustment			56.8	62.1	42.9	9.1	(46.3)
Balance at end of year			$597.6	$620.6	$590.8	$578.8	$491.9
-
Roll Forward of Present Value of In-Force

Balance at beginning of year			$244.0	$237.3	$274.7	$274.7	$276.2
Amortization			(30.8)	10.7	(18.1)	(12.5)	7.5
Foreign currency translation adjustment			24.1	26.7	19.6	4.0	(22.2)
Balance at end of year			$237.3	$274.7	$276.2	$266.2	$261.5

Roll Forward of Deferred Front-End Load*

Balance at beginning of year		$417.6	$410.0	$428.2	$457.9	$457.9	$437.5
Deferral		33.4	16.7	10.4	6.6	5.2	3.5
Amortization		(30.4)	(38.7)	(26.4)	(58.7)	(41.9)	(40.8)
Included in Income from Operations		3.0	(22.0)	(16.0)	(52.1)	(36.6)	(37.3)
Foreign currency translation adjustment		(10.6)	40.2	45.8	31.7	6.7	(34.4)
Balance at end of year		$410.0	$428.2	$457.9	$437.5	$428.0	$365.8

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 33

Lincoln UK
Income Statements
Unaudited [Millions of Dollars]

For the Quarter Ended	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
	2003	2003	2004	2004	2004	2004	2005	2005	2005
Operating Revenue
Premiums	$16.5	$19.3	$18.1	$19.6	$17.7	$14.9	$14.6	$16.4	$16.9
Mortality assessments	8.7	8.7	9.6	10.4	9.7	9.8	9.0	9.4	9.0
Expense assessments	23.2	24.6	24.2	24.4	27.0	28.3	26.6	27.9	27.9
Other revenue and fees	2.6	9.6	5.8	8.3	22.8	16.0	4.1	5.2	28.1
Net investment income	16.0	16.2	18.5	18.3	18.7	20.2	20.3	19.6	20.9
Total Operating Revenue	67.0	78.4	76.1	81.0	95.8	89.3	74.6	78.4	102.8

Operating Expenses
Benefits paid or provided	22.7	33.3	29.0	28.8	21.4	21.3	25.1	27.9	35.5
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	1.0	0.8	0.6	0.6	0.7	1.0	0.6	0.7	0.9
Operating and administrative expenses	19.6	20.0	23.0	22.3	21.6	14.1	25.4	23.8	24.9
Subtotal	20.6	20.8	23.5	22.9	22.4	15.1	25.9	24.5	25.8
DAC deferral net of amortization	7.1	13.1	11.0	12.6	27.2	21.9	7.1	8.4	37.0
PVIF amortization	(0.7)	(7.3)	3.0	0.1	9.4	5.6	1.0	1.7	(10.2)
Total underwriting, acquisition,
insurance and other expenses	27.0	26.6	37.6	35.7	59.0	42.5	34.0	34.7	52.7
Total Operating Expenses	49.6	59.9	66.6	64.5	80.3	63.8	59.2	62.6	88.1

Operating income before federal income taxes	17.4	18.5	9.5	16.5	15.5	25.5	15.5	15.9	14.7

Federal income taxes	6.1	5.4	3.3	5.8	5.4	8.9	5.4	5.6	5.1

Income from Operations	$11.3	$13.0	$6.2	$10.7	$10.1	$16.6	$10.0	$10.3	$9.6

Effective tax rate on
Income from Operations	35.0%	29.5%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%

Average capital	$452.2	$443.1	$447.9	$421.2	$432.5	$439.9	$440.2	$446.4	$452.7
Return on average capital	10.0%	11.8%	5.5%	10.2%	9.3%	15.1%	9.1%	9.2%	8.4%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of year	$595.1	$590.9	$620.7	$629.6	$608.6	$578.9	$590.9	$576.9	$537.0
Deferral	0.2	1.6	1.5	1.8	1.4	1.6	0.7	0.7	0.7
Amortization	(7.3)	(14.7)	(12.5)	(14.4)	(28.6)	(23.5)	(7.8)	(9.1)	(37.7)
Included in Total Benefits and Expenses	(7.1)	(13.1)	(11.0)	(12.6)	(27.2)	(21.9)	(7.1)	(8.4)	(37.0)
Foreign currency translation adjustment	2.8	42.8	19.9	(8.4)	(2.5)	33.8	(7.0)	(31.4)	(8.0)
Balance at end of year	$590.9	$620.7	$629.6	$608.6	$578.9	$590.9	$576.9	$537.0	$492.0

Roll Forward of Present Value of In-Force

Balance at beginning of year	$247.0	$249.0	$274.7	$280.5	$276.7	$266.2	$276.1	$271.9	$255.3
Amortization	0.7	7.3	(3.0)	(0.1)	(9.4)	(5.6)	(1.0)	(1.7)	10.2
Foreign currency translation adjustment	1.3	18.4	8.9	(3.7)	(1.1)	15.6	(3.3)	(14.8)	(4.1)
Balance at end of year	$249.0	$274.7	$280.5	$276.7	$266.2	$276.1	$271.9	$255.3	$261.5

Roll Forward of Deferred Front-End Load

Balance at beginning of year	$434.8	$434.8	$457.9	$466.9	$452.5	$428.0	$437.5	$428.3	$399.8
Deferral	2.3	2.2	2.1	1.7	1.4	1.3	1.5	1.1	0.9
Amortization	(4.5)	(10.6)	(7.8)	(9.9)	(24.1)	(16.8)	(5.5)	(6.2)	(29.0)
Included in Income from Operations	(2.1)	(8.5)	(5.7)	(8.2)	(22.7)	(15.5)	(4.0)	(5.1)	(28.1)
Foreign currency translation adjustment	2.2	31.5	14.7	(6.2)	(1.8)	25.0	(5.2)	(23.3)	(5.9)
Balance at end of year	$434.8	$457.9	$466.9	$452.5	$428.0	$437.5	$428.3	$399.8	$365.8

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 34

Lincoln UK
Operational Data
Unaudited [Billions of Dollars]
											YTD	YTD
											Sep	Sep
For the Year Ended December 31						2000	2001	2002	2003	2004	2004	2005

Unit Linked Assets - Beg-of-Year						$7.220	$6.441	$5.607	$5.079	$6.390	$6.390	$7.186

Deposits						0.554	0.481	0.453	0.392	0.378	0.269	0.233
Withdrawals (incl. chgs) & Deaths						(0.644)	(0.529)	(0.519)	(0.614)	(0.712)	(0.525)	(0.550)
Net Flows						(0.090)	(0.048)	(0.066)	(0.222)	(0.335)	(0.255)	(0.316)
Inv Inc & Chg in Mkt Val						(0.154)	(0.617)	(1.004)	0.918	0.648	0.238	0.896
Foreign Currency Adjustment						(0.536)	(0.169)	0.542	0.616	0.482	0.095	(0.586)
Unit Linked Assets - end of year						$6.441	$5.607	$5.079	$6.390	$7.186	$6.468	$7.180

Individual Life In-force						$24.290	$20.878	$18.896	$20.393	$20.378	$19.380	$18.175

Exchange Rate - Dollars to Pounds
For-the-Period						1.518	1.441	1.503	1.638	1.834	1.821	1.846
End-of-Period						1.493	1.456	1.610	1.786	1.919	1.812	1.764

For the Quarter Ended	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005

Unit Linked Assets
Balance-Beg-of-Quarter	$4.825	$5.079	$4.748	$5.468	$5.692	$6.390	$6.528	$6.476	$6.468	$7.186	$7.173	$6.903

Deposits	0.104	0.094	0.090	0.113	0.095	0.083	0.085	0.102	0.108	0.075	0.070	0.088
Withdrawals (incl. chgs) & Deaths	(0.129)	(0.153)	(0.137)	(0.152)	(0.172)	(0.172)	(0.177)	(0.175)	(0.188)	(0.175)	(0.183)	(0.192)
Net Flows	(0.025)	(0.059)	(0.047)	(0.039)	(0.077)	(0.090)	(0.092)	(0.074)	(0.080)	(0.100)	(0.113)	(0.104)
Inv Inc & Chg in Mkt Val	0.146	(0.184)	0.549	0.205	0.348	0.020	0.127	0.091	0.411	0.171	0.233	0.492
Foreign Currency Adjustment	0.133	(0.087)	0.218	0.059	0.427	0.207	(0.087)	(0.025)	0.387	(0.085)	(0.390)	(0.111)
Unit Linked Assets - End-of-Quarter	$5.079	$4.748	$5.468	$5.692	$6.390	$6.528	$6.476	$6.468	$7.186	$7.173	$6.903	$7.180

Individual Life In-force	$18.896	$18.512	$19.138	$19.258	$20.393	$20.522	$19.846	$19.380	$20.378	$19.820	$18.479	$18.175

Exchange Rate - Dollars to Pounds
For-the-Quarter	1.570	1.605	1.618	1.615	1.714	1.836	1.814	1.813	1.875	1.904	1.855	1.779
End-of-Quarter	1.610	1.580	1.656	1.664	1.786	1.844	1.819	1.812	1.919	1.896	1.792	1.764

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 35

Other Operations
Unaudited [Millions of Dollars]

								YTD	YTD
								Sep	Sep
For the Year Ended December 31			2000	2001	2002	2003	2004	2004	2005

Operating Revenue by Source:
Lincoln Financial Advisors			$377.5	$360.7	$318.0	$316.9	$383.6	$279.7	$377.8
Lincoln Financial Distributors			119.9	113.4	127.3	140.9	245.2	175.8	205.6
Total Distribution			497.4	474.0	445.4	457.8	628.8	455.5	583.4
Reinsurance			1,770.6	1,699.4	-	-	-	-	-
Amortization of deferred gain on indemnity reinsurance*			-	20.4	75.2	72.3	87.0	67.9	56.8
Other [Including
Consolidating Adjustments]			(316.0)	(377.9)	(165.6)	(245.8)	(380.7)	(269.4)	(377.3)
Total Operating Revenue			$1,951.9	$1,815.9	$355.0	$284.2	$335.1	$254.0	$262.9

Income (Loss) from Operations by Source:
Lincoln Financial Advisors			$(15.4)	$(20.1)	$(31.4)	$(33.2)	$(17.8)	$(17.5)	$(16.4)
Lincoln Financial Distributors			(19.6)	(33.2)	(35.2)	(33.4)	(23.7)	(17.4)	(19.3)
Total Distribution			(35.0)	(53.3)	(66.6)	(66.6)	(41.5)	(34.9)	(35.7)
Reinsurance			122.5	128.8	-	-	-		-
Amortization of deferred gain on indemnity reinsurance*			-	12.9	48.9	47.0	56.5	44.1	36.9
LNC Financing			(84.9)	(77.9)	(43.0)	(56.7)	(61.0)	(46.3)	(43.2)
Other Corporate			(18.6)	(9.5)	3.5	(5.4)	(11.3)	(13.8)	37.1
Income (Loss) from Operations			$(16.0)	$1.0	$(57.2)	$(81.8)	$(57.2)	$(50.9)	$(4.9)

	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
For the Quarter Ended	2003	2003	2004	2004	2004	2004	2005	2005	2005

Operating Revenue by Source:
Lincoln Financial Advisors	$76.7	$95.5	$92.0	$96.0	$91.7	$103.9	$128.1	$125.2	$124.5
Lincoln Financial Distributors	32.2	43.9	57.5	58.4	59.9	69.4	63.5	68.9	73.2
Total Distribution	108.9	139.5	149.6	154.4	151.6	173.2	191.6	194.1	197.7
Amortization of deferred gain on
indemnity reinsurance*	18.3	17.4	17.9	17.9	32.1	19.1	18.9	18.9	18.9
Other [Including
Consolidating Adjustments]	(56.2)	(93.1)	(111.3)	(66.8)	(91.2)	(111.3)	(136.7)	(117.8)	(122.8)
Total Operating Revenue	$70.9	$63.7	$56.1	$105.5	$92.4	$81.1	$73.8	$95.2	$93.8

Income from Operations by Source:
Lincoln Financial Advisors	$(7.4)	$(8.0)	$(8.7)	$(5.3)	$(3.5)	$(0.3)	$(7.6)	$(4.4)	$(4.4)
Lincoln Financial Distributors	(7.5)	(7.1)	(4.6)	(6.4)	(6.3)	(6.3)	(6.0)	(5.4)	(7.9)
Total Distribution	(15.0)	(15.1)	(13.3)	(11.8)	(9.8)	(6.6)	(13.6)	(9.8)	(12.3)
Amortization of deferred gain on
indemnity reinsurance*	11.9	11.3	11.6	11.7	20.8	12.4	12.3	12.3	12.3
LNC Financing	(13.3)	(13.7)	(14.6)	(15.7)	(16.0)	(14.6)	(14.6)	(14.5)	(14.2)
Other Corporate	(1.5)	(3.4)	(4.0)	(4.8)	(5.0)	2.5	4.7	21.1	11.3
Income(Loss) from Operations	$(18.0)	$(20.8)	$(20.3)	$(20.7)	$(9.9)	$(6.3)	$(11.3)	$9.2	$(2.9)

* Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 36

Restructuring Charges (After-tax)
Unaudited [Millions of Dollars]

								YTD	YTD
								Sep	Sep
For the Year Ended December 31			2000	2001	2002	2003	2004	2004	2005

Lincoln Retirement			$-	$(1.3)	$(1.0)	$(13.1)	$(3.5)	$(4.0)	$(10.6)
Life Insurance			-	(3.5)	-	(12.7)	(3.1)	(2.7)	(3.1)
Investment Management			(4.6)	(0.4)	0.3	(4.6)	(0.8)	(1.0)	0.2
Lincoln UK			(76.5)	-	1.7	-	-	-	-
Corporate & Other			1.0	(19.5)	1.1	(4.7)	(6.4)	(6.2)	(4.5)
Total			$(80.2)	$(24.7)	$2.0	$(35.0)	$(13.9)	$(13.9)	$(18.0)

For the quarter ended	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
	2003	2003	2004	2004	2004	2004	2005	2005	2005
Lincoln Retirement	$(5.5)	$(3.6)	$(1.2)	$(1.2)	$(1.7)	$0.5	$(0.4)	$(10.0)	$(0.2)
Life Insurance	(1.6)	(2.7)	(1.8)	(0.4)	(0.6)	(0.4)	(0.6)	(2.4)	(0.1)
Investment Management	(3.5)	(1.1)	(1.0)	(0.0)	(0.0)	0.2	-	0.2	-
Lincoln UK	-	-	-	-	-	-	-	-	-
Corporate & Other	(2.4)	(2.4)	(3.6)	(1.9)	(0.7)	(0.3)	(0.2)	(2.8)	(1.5)
Total	$(12.9)	$(9.8)	$(7.5)	$(3.5)	$(2.9)	$(0.0)	$(1.3)	$(15.0)	$(1.8)

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Consolidated Domestic Deposits/Account Balances
Unaudited [Billions of Dollars]

9/30/2005	PAGE 37

						YTD	YTD
						Sep	Sep
	2000	2001	2002	2003	2004	2004	2005
Deposits - For the Year

Lincoln Retirement - Fixed Annuities	$2.074	$3.342	$3.672	$3.125	$3.110	$2.379	$2.251
Lincoln Retirement - Variable Products(1)	3.165	3.067	2.743	3.119	5.910	4.255	5.420
Lincoln Retirement - Life Insurance	0.014	0.012
Life Insurance Segment - Life Insurance	1.884	1.934	2.138	2.259	2.243	1.557	1.592
Inv Mgmt - Annuities	1.782	1.701	2.751	2.151	2.757	2.020	2.142
Inv Mgmt - Mutual Funds	2.577	1.523	1.829	2.315	3.235	2.314	3.750
Inv Mgmt - Managed Acct. & Other	0.525	0.469	1.115	1.116	2.999	2.139	5.006
Consolidating Adjustments	(0.765)	(0.608)	(1.576)	(0.864)	(0.975)	(0.673)	(0.856)
Total Gross Retail Deposits	11.256	11.439	12.671	13.222	19.280	13.990	19.306

Investment Management Segment- Instit.	3.501	3.826	5.194	5.859	11.289	8.538	10.416
Consolidating Adjustments	(0.152)	(0.207)	(0.232)	(0.150)	(0.089)	(0.087)	(0.066)
Total Gross Deposits	$14.605	$15.058	$17.634	$18.931	$30.479	$22.441	$29.655

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities	$15.394	$16.491	$18.085	$18.868	$19.268
Lincoln Retirement - Variable Products(1)	39.427	34.638	27.438	35.786	43.223
Lincoln Retirement - Life Insurance	0.160	0.149
Life Insurance Segment - Life Insurance	10.847	11.377	12.086	13.420	14.382
Inv Mgmt - Annuities	13.527	11.835	9.981	12.691	14.494
Inv Mgmt - Mutual Funds	13.260	11.554	10.296	12.614	13.251
Inv Mgmt - Managed Acct. & Other	1.342	1.719	2.270	3.768	6.642
Consolidating Adjustments	(7.757)	(6.676)	(5.123)	(6.553)	(7.476)
Total Retail Account Balances	86.200	81.088	75.033	90.593	103.784

Investment Management Segment- Instit.	25.225	23.305	23.948	33.722	21.643
Consolidating Adjustments	(1.434)	(1.211)	(0.924)	(1.183)	(1.248)
Total Account Balances	$109.991	$103.181	$98.057	$123.132	$124.179

	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005
Deposits - For the Quarter
Lincoln Retirement - Fixed Annuities	$0.822	$0.776	$0.778	$0.778	$0.792	$0.817	$0.779	$0.783	$0.732	$0.740	$0.793	$0.718
Lincoln Retirement - Variable Products(1)	0.545	0.648	0.584	0.800	1.087	1.407	1.424	1.424	1.655	1.899	1.736	1.785
Life Insurance Segment - Life Insurance	0.636	0.486	0.526	0.586	0.661	0.501	0.507	0.548	0.686	0.512	0.527	0.553
Inv Mgmt - Annuities	0.806	0.488	0.528	0.573	0.562	0.753	0.668	0.600	0.737	0.735	0.655	0.752
Inv Mgmt - Mutual Funds	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336	1.255	1.159
Inv Mgmt - Managed Acct. & Other	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310	2.123	1.573
Consolidating Adjustments	(0.525)	(0.171)	(0.211)	(0.288)	(0.193)	(0.271)	(0.180)	(0.223)	(0.302)	(0.282)	(0.230)	(0.343)
Total Gross Retail Deposits	3.151	2.880	2.960	3.370	4.012	4.905	4.648	4.436	5.290	6.249	6.859	6.197

Investment Management Segment- Instit.	1.323	1.086	0.853	1.943	1.978	2.623	3.331	2.584	2.750	1.787	5.852	2.777
Consolidating Adjustments	(0.076)	(0.053)	(0.025)	(0.025)	(0.047)	(0.020)	(0.035)	(0.033)	(0.002)	(0.015)	(0.034)	(0.017)
Total Gross Deposits	$4.398	$3.913	$3.788	$5.288	$5.943	$7.509	$7.945	$6.988	$8.038	$8.021	$12.677	$8.958

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	$18.085	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268	$19.084	$19.141	$19.062
Lincoln Retirement - Variable Products(1)	27.438	26.474	30.457	31.709	35.786	37.619	38.398	38.698	43.223	43.673	45.751	48.731
Life Insurance Segment - Life Insurance	12.086	12.233	12.663	12.958	13.420	13.606	13.770	13.912	14.382	14.466	14.691	15.001
Inv Mgmt - Annuities	9.981	9.660	11.002	11.392	12.691	13.294	13.355	13.074	14.494	14.356	14.844	15.658
Inv Mgmt - Mutual Funds	10.296	10.241	11.356	11.615	12.614	13.199	12.971	12.234	13.251	13.478	14.385	15.173
Inv Mgmt - Managed Acct. & Other	2.270	2.292	2.737	3.037	3.768	4.366	5.051	5.374	6.642	7.638	9.492	11.679
Consolidating Adjustments	(5.123)	(4.891)	(5.628)	(5.792)	(6.553)	(6.881)	(6.829)	(7.216)	(7.476)	(7.758)	(8.025)	(7.967)
Total Retail Account Balances	75.033	74.546	81.283	83.787	90.593	94.133	95.860	95.393	103.784	104.936	110.278	117.337

Investment Management Segment- Instit.	23.948	23.526	27.360	29.085	33.722	36.216	38.268	18.396	21.643	22.551	27.243	29.979
Consolidating Adjustments	(0.924)	(0.933)	(1.049)	(1.044)	(1.183)	(1.176)	(1.168)	(1.140)	(1.248)	(1.166)	(1.198)	(1.163)
Total Account Balances	$98.057	$97.140	$107.595	$111.828	$123.132	$129.173	$132.961	$112.649	$124.179	$126.321	$136.323	$146.154

Total Domestic Net Flows
Unaudited [Billions of Dollars]
						YTD	YTD
						Sep	Sep
For the Year	2000	2001	2002	2003	2004	2004	2005

Lincoln Retirement(1)	$(2.874)	$0.105	$0.453	$1.007	$2.922	$2.128	$2.266
Life Insurance Segment	1.158	1.163	1.320	1.377	1.247	0.839	0.906
Investment Management Segment- Retail	(1.500)	(0.375)	0.806	1.271	3.136	1.966	5.751
Consolidating Adjustments	1.022	0.035	(0.082)	0.064	0.030	(0.124)	(0.064)
Total Retail Net Flows	(2.194)	0.927	2.496	3.719	7.335	4.809	8.859

Investment Management Segment- Institutional	(5.693)	(0.231)	2.106	2.478	7.178	5.083	6.931
Consolidating Adjustments	0.035	(0.015)	0.005	(0.002)	0.031	0.031	0.079
Total Net Flows	$(7.853)	$0.681	$4.608	$6.195	$14.545	$9.922	$15.869

	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
For the Quarter	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005

Lincoln Retirement(1)	$0.074	$0.095	$0.099	$0.277	$0.536	$0.712	$0.701	$0.716	$0.794	$0.776	$0.857	$0.633
Life Insurance Segment	0.402	0.296	0.324	0.355	0.402	0.248	0.291	0.300	0.408	0.260	0.309	0.337
Investment Management Segment- Retail	0.502	0.014	0.302	0.370	0.584	0.969	0.617	0.381	1.170	1.579	2.331	1.841
Consolidating Adjustments	(0.187)	0.162	(0.003)	(0.038)	(0.058)	(0.096)	0.060	(0.089)	0.154	(0.021)	0.006	(0.049)
Total Retail Net Flows	0.791	0.568	0.723	0.965	1.464	1.832	1.669	1.308	2.527	2.593	3.504	2.762

Investment Management Segment- Instit.	0.572	0.330	0.289	0.799	1.061	1.661	2.043	1.379	2.095	1.217	4.108	1.606
Consolidating Adjustments	0.001	(0.030)	0.009	0.035	(0.017)	0.038	(0.001)	(0.006)	0.000	0.040	0.008	0.031
Total Net Flows	$1.364	$0.868	$1.021	$1.799	$2.508	$3.530	$3.710	$2.682	$4.622	$3.851	$7.619	$4.399

(1) Includes amounts attributable to Alliance program mutual fund net flows. Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

Amounts for the Investment Management segment exclude amounts reported as Assets Under Management - Insurance-related Assets.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 37A

Consolidated Domestic Deposits/Account Balances (excluding Assets
Managed by Delaware's London-based International Investment Unit)
Unaudited [Billions of Dollars]

						YTD	YTD
						Sep	Sep
	2000	2001	2002	2003	2004	2004	2005
Deposits - For the Year

Lincoln Retirement - Fixed Annuities	$2.074	$3.342	$3.672	$3.125	$3.110	$2.379	$2.251
Lincoln Retirement - Variable Products(1)	3.165	3.067	2.743	3.119	5.910	4.255	5.420
Lincoln Retirement - Life Insurance	0.014	0.012	-	-	-
Life Insurance Segment - Life Insurance	1.884	1.934	2.138	2.259	2.243	1.557	1.592
Inv Mgmt - Annuities	1.782	1.701	2.456	2.140	2.752	2.015	2.142
Inv Mgmt - Mutual Funds	2.577	1.523	1.829	2.315	3.235	2.314	3.750
Inv Mgmt - Managed Acct. & Other	0.525	0.469	1.115	1.116	2.999	2.139	5.006
Consolidating Adjustments	(0.765)	(0.608)	(1.576)	(0.864)	(0.975)	(0.673)	(0.856)
Total Gross Retail Deposits	11.256	11.439	12.376	13.210	19.274	13.985	19.306

Investment Management Segment- Instit.	1.924	1.943	3.709	3.320	6.637	3.887	10.416
Consolidating Adjustments	(0.152)	(0.207)	(0.232)	(0.150)	(0.089)	(0.087)	(0.066)
Total Gross Deposits	$13.029	$13.175	$15.854	$16.380	$25.822	$17.785	$29.655

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities	$15.394	$16.491	$18.085	$18.868	$19.268
Lincoln Retirement - Variable Products(1)	39.427	34.638	27.438	35.786	43.223
Lincoln Retirement - Life Insurance	0.160	0.149	-	-	-
Life Insurance Segment - Life Insurance	10.847	11.377	12.086	13.420	14.382
Inv Mgmt - Annuities	13.527	11.835	9.688	12.368	14.494
Inv Mgmt - Mutual Funds	13.260	11.554	10.296	12.614	13.251
Inv Mgmt - Managed Acct. & Other	1.342	1.719	2.270	3.768	6.642
Consolidating Adjustments	(7.757)	(6.676)	(5.123)	(6.553)	(7.476)
Total Retail Account Balances	86.200	81.088	74.741	90.271	103.784

Investment Management Segment- Instit.	25.225	11.562	12.348	16.299	21.643
Consolidating Adjustments	(1.434)	(1.211)	(0.924)	(1.183)	(1.248)
Total Account Balances	$109.991	$91.439	$86.165	$105.387	$124.179

	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005
Deposits - For the Quarter
Lincoln Retirement - Fixed Annuities	$0.822	$0.776	$0.778	$0.778	$0.792	$0.817	$0.779	$0.783	$0.732	$0.740	$0.793	$0.718
Lincoln Retirement - Variable Products(1)	0.545	0.648	0.584	0.800	1.087	1.407	1.424	1.424	1.655	1.899	1.736	1.785
Life Insurance Segment - Life Insurance	0.636	0.486	0.526	0.586	0.661	0.501	0.507	0.548	0.686	0.512	0.527	0.553
Inv Mgmt - Annuities	0.510	0.484	0.526	0.570	0.560	0.751	0.666	0.598	0.737	0.735	0.655	0.752
Inv Mgmt - Mutual Funds	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336	1.255	1.159
Inv Mgmt - Managed Acct. & Other	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310	2.123	1.573
Consolidating Adjustments	(0.525)	(0.171)	(0.211)	(0.288)	(0.193)	(0.271)	(0.180)	(0.223)	(0.302)	(0.282)	(0.230)	(0.343)
Total Gross Retail Deposits	2.856	2.875	2.958	3.367	4.010	4.903	4.646	4.435	5.290	6.249	6.859	6.197

Investment Management Segment- Instit.	0.994	0.892	0.466	1.088	0.874	1.206	1.372	1.309	2.750	1.787	5.852	2.777
Consolidating Adjustments	(0.076)	(0.053)	(0.025)	(0.025)	(0.047)	(0.020)	(0.035)	(0.033)	(0.002)	(0.015)	(0.034)	(0.017)
Total Gross Deposits	$3.773	$3.714	$3.400	$4.430	$4.837	$6.090	$5.983	$5.711	$8.038	$8.021	$12.677	$8.958

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	$18.085	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268	$19.084	$19.141	$19.062
Lincoln Retirement - Variable Products(1)	27.438	26.474	30.457	31.709	35.786	37.619	38.398	38.698	43.223	43.673	45.751	48.731
Life Insurance Segment - Life Insurance	12.086	12.233	12.663	12.958	13.420	13.606	13.770	13.912	14.382	14.466	14.691	15.001
Inv Mgmt - Annuities	9.688	9.423	10.718	11.104	12.368	12.973	13.037	13.074	14.494	14.356	14.844	15.658
Inv Mgmt - Mutual Funds	10.296	10.241	11.356	11.615	12.614	13.199	12.971	12.234	13.251	13.478	14.385	15.173
Inv Mgmt - Managed Acct. & Other	2.270	2.292	2.737	3.037	3.768	4.366	5.051	5.374	6.642	7.638	9.492	11.679
Consolidating Adjustments	(5.123)	(4.891)	(5.628)	(5.792)	(6.553)	(6.881)	(6.829)	(7.216)	(7.476)	(7.758)	(8.025)	(7.967)
Total Retail Account Balances	74.741	74.309	80.999	83.499	90.271	93.812	95.542	95.393	103.784	104.936	110.278	117.337

Investment Management Segment- Instit.	12.348	12.571	13.943	14.660	16.299	17.215	17.414	18.396	21.643	22.551	27.243	29.979
Consolidating Adjustments	(0.924)	(0.933)	(1.049)	(1.044)	(1.183)	(1.176)	(1.168)	(1.140)	(1.248)	(1.166)	(1.198)	(1.163)
Total Account Balances	$86.165	$85.948	$93.894	$97.115	$105.387	$109.851	$111.789	$112.649	$124.179	$126.321	$136.323	$146.154

Total Domestic Net Flows (excluding Assets
Managed by Delaware's London-based International Investment Unit)

											YTD	YTD
											Sep	Sep
For the Year						2000	2001	2002	2003	2004	2004	2005

Lincoln Retirement(1)						(2.874)	0.105	0.453	1.007	2.922	2.128	2.266
Life Insurance Segment						1.158	1.163	1.320	1.377	1.247	0.839	0.906
Investment Management Segment- Retail						(1.500)	(0.375)	0.517	1.325	3.160	1.990	5.751
Consolidating Adjustments						1.022	0.035	(0.082)	0.064	0.030	(0.124)	(0.064)
Total Retail Net Flows						(2.194)	0.927	2.207	3.773	7.359	4.833	8.859

Investment Management Segment- Institutional						(5.120)	(0.925)	1.885	1.433	3.884	1.789	6.931
Consolidating Adjustments						0.035	(0.015)	0.005	(0.002)	0.031	0.031	0.079
Total Net Flows						$(7.280)	$(0.013)	$4.097	$5.203	$11.274	$6.652	$15.869

	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
For the Quarter	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005

Lincoln Retirement(1)	$0.074	$0.095	$0.099	$0.277	$0.536	$0.712	$0.701	$0.716	$0.794	$0.776	$0.857	$0.633
Life Insurance Segment	0.402	0.296	0.324	0.355	0.402	0.248	0.291	0.300	0.408	0.260	0.309	0.337
Investment Management Segment- Retail	0.213	0.048	0.304	0.375	0.598	0.980	0.624	0.386	1.170	1.579	2.331	1.841
Consolidating Adjustments	(0.187)	0.162	(0.003)	(0.038)	(0.058)	(0.096)	0.060	(0.089)	0.154	(0.021)	0.006	(0.049)
Total Retail Net Flows	0.502	0.602	0.725	0.970	1.478	1.843	1.676	1.313	2.527	2.593	3.504	2.762

Investment Management Segment- Instit.	0.673	0.562	(0.016)	0.430	0.457	0.560	0.379	0.850	2.095	1.217	4.108	1.606
Consolidating Adjustments	0.001	(0.030)	0.009	0.035	(0.017)	0.038	(0.001)	(0.006)	0.000	0.040	0.008	0.031
Total Net Flows	$1.176	$1.134	$0.718	$1.435	$1.918	$2.441	$2.054	$2.157	$4.622	$3.851	$7.619	$4.399

(1) Includes amounts attributable to Alliance program mutual fund net flows. Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

This page presents the assets under management roll-forward without the Investment Management segment's London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

Amounts for the Investment Management segment exclude amounts reported as Assets Under Management - Insurance-related Assets.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 38

Consolidated Investment Data - Assets Managed
Unaudited [Billions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Assets Managed by Source
LNC's Investments and Cash
Fixed maturity securities - available for sale	$27.450	$28.346	$32.767	$32.769	$34.701
Equity securities - available for sale	0.550	0.470	0.337	0.199	0.161
Trading securities	-	-	-	3.120	3.237
Other investments	7.369	7.297	6.895	6.689	6.408
Total LNC Investments	35.369	36.113	40.000	42.778	44.507
Separate accounts	50.580	44.833	36.178	46.565	55.205
Cash and invested cash	1.927	3.095	1.691	1.711	1.662
Total LNC	87.876	84.042	77.869	91.054	101.374

Non-affiliate assets managed	41.861	38.421	38.052	49.587	42.966

Total Assets Managed	$129.737	$122.463	$115.921	$140.641	$144.340

Assets Managed by Advisor
Investment Management segment	$53.355	$48.412	$46.495	$62.794	$56.029
(See page 30 for additional detail)		-	-	-
DLIA-Corp	35.686	38.119	41.104	43.024	43.980
(Assets managed internally-see page 30)		-	-
Lincoln (UK)	7.873	6.847	6.351	7.668	8.599
Policy Loans (within business units)	1.961	1.940	1.946	1.924	1.871
Non-LNC Affiliates	30.862	27.145	20.026	25.231	33.862
Total Assets Managed	$129.737	$122.463	$115.921	$140.641	$144.340

	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
For the Quarter Ended	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005

Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities -
available for sale	$32.767	$33.887	$35.355	$35.384	$32.769	$33.667	$32.808	$34.223	$34.701	$34.225	$34.975	$34.325
Equity securities - available for sale	0.337	0.249	0.257	0.243	0.199	0.198	0.183	0.178	0.161	0.155	0.155	0.152
Trading securities	-	-	-	-	3.120	3.191	3.088	3.224	3.237	3.207	3.345	3.287
Other investments	6.895	6.872	6.980	6.796	6.689	6.446	6.284	6.302	6.408	6.396	6.389	6.322
Total LNC Investments	40.000	41.008	42.592	42.423	42.778	43.502	42.362	43.927	44.507	43.982	44.863	44.085
Separate accounts	36.178	34.775	39.943	41.283	46.565	48.558	49.344	49.658	55.205	55.387	57.240	60.812
Cash and invested cash	1.691	1.635	1.946	1.961	1.711	2.256	2.214	1.996	1.662	1.499	1.659	1.602
Total LNC	77.869	77.419	84.480	85.667	91.054	94.315	93.920	95.580	101.374	100.868	103.762	106.498

Non-affiliate assets managed	38.052	37.501	42.917	45.176	49.587	54.977	57.361	37.060	42.966	44.618	52.199	58.473

Total Assets Managed	$115.921	$114.920	$127.397	$130.844	$140.641	$149.292	$151.281	$132.640	$144.340	$145.487	$155.961	$164.972

Assets Managed by Advisor
Investment Management segment	$46.495	$45.718	$52.456	$55.129	$62.794	$67.075	$69.643	$49.076	$56.029	$58.022	$65.963	$72.488
(See page 31 for additional detail)
DLIA-Corp	41.104	42.130	43.857	42.984	43.024	44.006	42.528	44.047	43.980	44.210	45.219	44.503
(Assets managed internally-see page 31)
Lincoln (UK)	6.351	5.962	6.726	6.887	7.668	7.837	7.763	7.768	8.599	8.578	8.278	8.518
Policy Loans (within business units)	1.906	1.899	1.946	1.910	1.924	1.877	1.871	1.872	1.871	1.860	1.867	1.856
Non-LNC Affiliates	20.066	19.211	22.413	23.933	25.231	28.497	29.476	29.877	33.862	32.816	34.635	37.605
Total Assets Managed	$115.921	$114.920	$127.397	$130.844	$140.641	$149.292	$151.281	$132.640	$144.340	$145.487	$155.961	$164.972

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 38A

Consolidated Investment Data - Assets Managed (excluding Assets
Managed by Delaware's London-based International Investment Unit)
Unaudited [Billions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Assets Managed by Source
LNC's Investments and Cash
Fixed maturity securities - available for sale	$27.450	$28.346	$32.767	$32.769	$34.701
Equity securities - available for sale	0.550	0.470	0.337	0.199	0.161
Trading securities	-	-	-	3.120	3.237
Other investments	7.369	7.297	6.895	6.689	6.408
Total LNC Investments	35.369	36.113	40.000	42.778	44.507
Separate accounts	50.580	44.833	36.178	46.565	55.205
Cash and invested cash	1.927	3.095	1.691	1.711	1.662
Total LNC	87.876	84.042	77.869	91.054	101.374

Non-affiliate assets managed	29.891	26.679	26.159	31.842	42.966

Total Assets Managed	$117.767	$110.721	$104.028	$122.896	$144.340

Assets Managed by Advisor
Investment Management segment	$41.384	$36.670	$34.602	$45.049	$56.029
(See page 30A for additional detail)
DLIA-Corp	35.686	38.119	41.104	43.024	43.980
(Assets managed internally-see page 30A)
Lincoln (UK)	7.873	6.847	6.351	7.668	8.599
Policy Loans (within business units)	1.961	1.940	1.946	1.924	1.871
Non-LNC Affiliates	30.862	27.145	20.026	25.231	33.862
Total Assets Managed	$117.767	$110.721	$104.028	$122.896	$144.340

	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
For the Quarter Ended	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005

Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities -
available for sale	$32.767	$33.887	$35.355	$35.384	$32.769	$33.667	$32.808	$34.223	$34.701	$34.225	$34.975	$34.325
Equity securities - available for sale	0.337	0.249	0.257	0.243	0.199	0.198	0.183	0.178	0.161	0.155	0.155	0.152
Trading securities	-	-	-	-	3.120	3.191	3.088	3.224	3.237	3.207	3.345	3.287
Other investments	6.895	6.872	6.980	6.796	6.689	6.446	6.284	6.302	6.408	6.396	6.389	6.322
Total LNC Investments	40.000	41.008	42.592	42.423	42.778	43.502	42.362	43.927	44.507	43.982	44.863	44.085
Separate accounts	36.178	34.775	39.943	41.283	46.565	48.558	49.344	49.658	55.205	55.387	57.240	60.812
Cash and invested cash	1.691	1.635	1.946	1.961	1.711	2.256	2.214	1.996	1.662	1.499	1.659	1.602
Total LNC	77.869	77.419	84.480	85.667	91.054	94.315	93.920	95.580	101.374	100.868	103.762	106.498

Non-affiliate assets managed	26.159	26.309	29.216	30.463	31.842	35.655	36.190	37.060	42.966	44.618	52.199	58.473

Total Assets Managed	$104.028	$103.728	$113.696	$116.131	$122.896	$129.970	$130.110	$132.641	$144.340	$145.486	$155.961	$164.972

Assets Managed by Advisor
Investment Management segment	$34.602	$34.527	$38.755	$40.416	$45.049	$47.753	$48.471	$49.076	$56.029	$58.022	$65.963	$72.488
(See page 31A for additional detail)
DLIA-Corp	41.104	42.130	43.857	42.984	43.024	44.006	42.528	44.047	43.980	44.210	45.219	44.503
(Assets managed internally-see page 31A)
Lincoln (UK)	6.351	5.962	6.726	6.887	7.668	7.837	7.763	7.768	8.599	8.578	8.278	8.518
Policy Loans (within business units)	1.906	1.899	1.946	1.910	1.924	1.877	1.871	1.872	1.871	1.860	1.867	1.856
Non-LNC Affiliates	20.065	19.211	22.413	23.933	25.231	28.497	29.476	29.878	33.862	32.816	34.635	37.605
Total Assets Managed	$104.028	$103.728	$113.696	$116.131	$122.896	$129.970	$130.110	$132.641	$144.340	$145.486	$155.961	$164.972

NOTE: This page presents the assets under management roll-forward without the Investment Management segment's London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 39

Consolidated Investment Data
Unaudited [Millions of Dollars]

						YTD	YTD
						Sep	Sep
For the Year Ended December 31	2000	2001	2002	2003	2004	2004	2005

Net Investment Income

Fixed maturity AFS securities	$2,148.7	$2,121.0	$2,117.0	$2,113.2	$2,005.7	$1,490.9	$1,520.7
Equity AFS securities	19.5	17.6	15.4	12.3	10.9	6.5	6.3
Trading securities	-	-	-	46.5	193.5	143.7	145.0
Mortgage loans on real estate	373.8	374.5	356.8	338.3	350.1	276.4	212.5
Real estate	51.8	49.5	47.4	43.9	26.9	21.5	44.5
Policy loans	125.0	125.3	134.5	123.2	119.8	88.5	89.2
Invested cash	87.2	68.4	37.6	7.8	32.2	14.3	43.8
Other investments	66.8	69.4	16.3	48.8	55.3	52.9	54.2
Investment revenue	2,872.8	2,825.9	2,725.0	2,734.0	2,794.4	2,094.7	2,116.0
Investment expense	(88.7)	(117.1)	(93.1)	(95.4)	(90.3)	(64.6)	(81.8)

Net Investment Income	2,784.1	2,708.7	2,631.9	2,638.5	2,704.1	2,030.0	2,034.2

Gross-up of Tax Exempt Income	7.8	7.2	7.5	7.7	7.7	5.1	5.0
Adjusted Net Investment Income	$2,791.9	$2,715.9	$2,639.4	$2,646.2	$2,711.8	$2,035.1	$2,039.2

Mean Invested Assets (Amortized Cost)	$37,471.3	$37,616.9	$38,828.5	$41,042.8	$43,216.4	$43,034.1	$43,899.4

Ratio of Adjusted Net Invest Income
Over Mean Invested Assets	7.45%	7.22%	6.80%	6.45%	6.27%	6.31%	6.19%

Investment Gains (Losses)

Realized Gains (Losses) on Investments	$(17.5)	$(68.7)	$(177.2)	$(11.0)	$(30.0)	$(33.9)	$(8.2)
Gains(Losses) on Derivatives	-	(4.9)	0.8	(1.6)	(7.4)	(7.7)	(0.2)

Incr (Decr) in Unreal Gains on Sec	-	-
Avail-for-Sale (after DAC/Tax)	477.7	183.7	557.6	39.8	29.8	(13.0)	(253.8)
Incr (Decr) on Derivatives		21.4	24.4	(6.3)	(8.1)	(2.3)	(5.1)

Securities Available-for-Sale
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)	27.450	28.346	32.767	35.887	37.936	37.444	37.610
Fixed Maturity Sec (Amortized Cost)	27.373	27.956	31.103	33.743	35.692	35.256	36.049

Equity Securities (Fair Value)	0.550	0.470	0.337	0.201	0.163	0.180	0.154
Equity Securities (Amortized Cost)	0.458	0.444	0.334	0.176	0.148	0.156	0.141

% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	22.1%	17.2%	20.1%	22.8%	23.5%	23.6%	24.5%
AA or better	29.2%	23.6%	25.8%	29.3%	29.9%	29.7%	31.9%
BB or less	6.7%	8.3%	6.6%	6.8%	7.0%	6.9%	7.3%

	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
For the Quarter Ended	2003	2003	2004	2004	2004	2004	2005	2005	2005

Net Investment Income

Fixed maturity AFS securities	$536.6	$487.5	$493.0	$496.4	$501.5	$514.8	$505.1	$509.8	$505.7
Equity AFS securities	3.9	2.7	2.4	2.0	2.2	4.4	1.8	2.0	2.4
Trading securities	-	46.5	47.5	48.6	47.7	49.7	47.6	48.8	48.6
Mortgage loans on real estate	94.5	77.9	100.4	92.1	83.8	73.8	70.9	70.7	70.9
Real estate	10.0	13.2	7.6	5.9	8.0	5.4	4.3	31.7	8.5
Policy loans	30.9	30.8	29.2	29.6	29.7	31.3	29.6	29.8	29.8
Invested cash	3.2	1.7	3.5	5.2	5.6	17.9	12.7	14.0	17.0
Other investments	8.9	20.9	15.0	23.8	14.0	2.4	13.5	24.2	16.4
Investment revenue	688.2	681.3	698.6	703.6	692.4	699.8	685.6	731.1	699.3
Investment expense	(23.8)	(22.1)	(21.0)	(20.5)	(23.0)	(25.7)	(25.8)	(27.5)	(28.5)

Net Investment Income	664.4	659.2	677.5	683.1	669.4	674.1	659.8	703.6	670.8

Gross-up of Tax Exempt Income	2.3	1.8	1.7	1.6	1.7	2.6	1.6	1.6	1.8
Adjusted Net Invest Income	$666.8	$661.0	$679.3	$684.8	$671.1	$676.6	$661.4	$705.2	$672.6

Mean Invested Assets (Amortized Cost)	$40,342.2	$41,999.1	$42,615.7	$42,987.4	$43,499.3	$43,763.4	$43,851.9	$43,806.2	$44,040.1

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets	6.61%	6.30%	6.38%	6.37%	6.17%	6.18%	6.03%	6.44%	6.11%

Investment Gains (Losses)

Realized Gains (Losses) on Investments	6.4	42.0	(7.9)	(11.6)	(14.5)	3.9	(6.0)	(0.2)	(2.0)
Gains (Losses) on Derivatives	5.9	(5.7)	(2.5)	(1.8)	(3.4)	0.3	1.4	(2.5)	0.9

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)	(313.4)	(11.4)	244.9	(626.0)	368.1	42.8	(240.0)	268.4	(282.2)
Incr (Decr) on Derivatives	(5.6)	(1.1)	6.9	(10.5)	1.3	(5.8)	(6.3)	4.2	(3.0)

Available-for-Sale and Trading Securities
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)	35.384	35.887	36.856	35.894	37.444	37.936	37.429	38.318	37.610
Fixed Maturity Sec (Amortized Cost)	32.896	33.743	34.031	34.648	35.256	35.692	35.849	35.977	36.049

Equity Securities (Fair Value)	0.243	0.201	0.200	0.185	0.180	0.163	0.157	0.157	0.154
Equity Securities (Amortized Cost)	0.223	0.176	0.171	0.162	0.156	0.148	0.145	0.144	0.141

% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	20.4%	22.8%	23.4%	23.3%	23.6%	23.5%	24.4%	24.8%	24.5%
AA or better	26.4%	29.3%	29.6%	29.5%	29.7%	29.9%	32.2%	32.1%	31.9%
BB or less	6.9%	6.8%	6.9%	7.1%	6.9%	7.0%	6.2%	6.5%	7.3%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2005	PAGE 40

Common Stock / Debt Information
Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
Common Stock [1]

Highest Price	$22.188	$26.875	$28.500	$39.063	$49.438	$57.500	$56.375	$52.750	$53.650	$41.320	$50.380
Lowest Price	17.313	17.313	20.375	24.500	33.500	36.000	22.625	38.000	25.150	24.730	40.060
Closing Price	17.500	26.875	26.250	39.063	40.907	40.000	47.313	48.570	31.580	40.370	46.680

Dividend Payout Ratio [2]	51.0%	39.7%	38.2%	22.8%	43.9%	50.5%	38.3%	44.9%	273.5%	49.1%	37.0%
Yield [3]	4.9%	3.4%	3.7%	2.7%	2.7%	2.9%	2.6%	2.6%	4.2%	3.5%	3.1%

Preferred Stock Dividend (Millions)	$17.119	$8.644	$0.112	$0.106	$0.100	$0.089	$0.078	$0.071	$0.061	$0.057	$0.052

Debt: (End of Period)

Senior Debt Ratings
A.M. Best							a	a	a	a-	a-
Fitch	AA-	AA-	AA-	AA-	A+	A+	A+	A+	A	A	A
Moody's	A1	A2	A2	A2	A2	A2	A3	A3	A3	A3	A3
Standard and Poors	A+	A	A	A	A-	A-	A-	A-	A-	A-	A-

Claims Paying Ratings:
Lincoln Life - A.M. Best	A+	A+	A+	A+	A	A	A	A	A+	A+	A+
Lincoln Life - Fitch	AAA	AA+	AA+	AA+	AA+	AA+	AA	AA	AA	AA	AA
Lincoln Life - Moody's	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*	A+	A+	A+	A+	A	A	A	A	A+	A+	A+
First Penn - Fitch				AA+	AA+	AA+	AA	AA	AA	AA	AA
First Penn - Moody's				A1	A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*			A+	A+	A	A	A	A	A+	A+	A+
LLA of New York - Fitch*				AA+	AA+	AA+	AA	AA	AA	AA	AA
LLA of New York - Moody's			A1	A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*			AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-

Ratios
Debt to Total Capitalization [4]	19.9%	22.8%	18.8%	17.0%	21.2%	23.2%	20.8%	21.3%	23.4%	20.7%	20.9%
Debt to Equity [4]	24.9%	29.5%	23.1%	20.5%	26.9%	30.3%	26.3%	27.0%	30.5%	26.1%	26.5%

	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep
For the Quarter Ended	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005

Common Stock:
Highest Price	$35.950	$35.700	$37.500	$38.640	$41.320	$48.870	$50.380	$47.500	$48.700	$49.420	$47.770	$52.420
Lowest Price	25.150	24.730	27.870	34.630	35.410	40.060	43.260	41.900	40.790	44.360	41.590	46.590
Closing Price	31.580	28.000	35.630	35.380	40.370	47.320	47.250	47.000	46.680	45.140	46.920	52.020

Yield [3]	4.2%	4.8%	3.8%	3.8%	3.5%	3.0%	3.0%	3.0%	3.1%	3.2%	3.1%	2.8%

Preferred Stock Dividend	$0.015	$0.015	$0.014	$0.016	$0.014	$0.013	$0.013	$0.013	$0.013	$0.012	$0.012	$0.012
(Millions)

Debt: (End of Period)

Senior Debt Ratings
A.M. Best	a	a	a	a	a-	a-	a-	a-	a-	a-	a-	a-
Fitch	A	A	A	A	A	A	A	A	A	A	A	A
Moody's	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3
Standard and Poors	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-

Claims Paying Ratings:
Lincoln Life - A.M. Best	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
Lincoln Life - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
Lincoln Life - Moody's	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
First Penn - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
First Penn - Moody's	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
LLA of New York - Fitch*	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
LLA of New York - Moody's	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-

Ratios
Debt to Total Capitalization [4]	23.4%	23.1%	22.3%	21.5%	20.7%	22.8%	22.6%	22.0%	20.9%	20.3%	19.9%	18.6%
Debt to Equity [4]	30.5%	30.0%	28.7%	27.5%	26.1%	29.5%	29.1%	28.1%	26.5%	25.5%	24.8%	22.9%

* Rating based on affiliation with Lincoln Life

[1] Stock prices include the 2-for-1split in June 1999
[2] Indicated dividend divided by net income
[3] Indicated dividend divided by the closing price
[4] Equity used in calculation excludes accumulated other comprehensive income (loss). Junior subordinated debentures issued to affiliated trusts (hybrid securities) are considered 50% debt and 50% equity.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.